        As filed with Securities and Exchange Commission on April 23, 2008

                                                     Registration Nos. 333-46401
                                                                        811-3713

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

Registration Statement Under the Securities Act of  1933          [_]
   Pre-Effective Amendment No.                                    [_]
   Post- Effective Amendment No. 13                               [X]
                                       and
Registration Statement Under the Investment Company Act of 1940
   Amendment No. 38                                               [X]
                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02117
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)


[X]  on April 28, 2008 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                        ENTERPRISE EXECUTIVE ADVANTAGE
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

   The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

   You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:
METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio


FI Large Cap Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio


Jennison Growth Portfolio

Julius Baer International Stock Portfolio

Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio

MFS(R) Value Portfolio

Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
Zenith Equity Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio

Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio

Lazard Mid Cap Portfolio

Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
MFS(R) Research International Portfolio


Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio

T. Rowe Price Mid Cap Growth Portfolio


FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Equity-Income Portfolio


AMERICAN FUNDS INSURANCE SERIES
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
   The first net premium for the Policy generally is credited with net investment experience equal to that of the BlackRock Money Market Sub-Account until 15 days (less in some states) after we apply the initial premium to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                APRIL 28, 2008

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
      SUMMARY OF BENEFITS AND RISKS.................................  A-4
       Benefits of the Policy.......................................  A-4
       Risks of the Policy..........................................  A-5
       Risks of the Eligible Funds..................................  A-7
      FEE TABLES....................................................  A-7
       Transaction Fees.............................................  A-7
       Periodic Charges Other Than Eligible Fund Operating Expenses.  A-8
       Annual Eligible Fund Operating Expenses...................... A-12
      HOW THE POLICY WORKS.......................................... A-16
      THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS...... A-17
       The Company.................................................. A-17
       The Variable Account......................................... A-17
       The Eligible Funds........................................... A-17
       Share Classes of the Eligible Funds.......................... A-21
       Certain Payments We Receive with Regard to the Eligible Funds A-21
       Selection of the Eligible Funds.............................. A-22
       Voting Rights................................................ A-22
       Rights Reserved by NELICO.................................... A-22
      THE POLICIES.................................................. A-23
       Purchasing a Policy.......................................... A-23
       Replacing Existing Insurance................................. A-24
       Policy Owner and Beneficiary................................. A-24
       Conversion Rights............................................ A-24
       Substitution of Insured Person............................... A-25
      PREMIUMS...................................................... A-26
       Flexible Premiums............................................ A-26
       Amount Provided for Investment under the Policy.............. A-26
       Right to Return the Policy................................... A-27
       Allocation of Net Premiums................................... A-27
      COMMUNICATIONS AND PAYMENTS................................... A-28
       Payment of Proceeds.......................................... A-29
      CASH VALUE.................................................... A-29
      DEATH BENEFITS................................................ A-30
       Death Proceeds Payable....................................... A-32
       Change in Death Benefit Option............................... A-32
       Increase in Face Amount...................................... A-33
       Reduction in Face Amount..................................... A-34
      SURRENDERS AND PARTIAL SURRENDERS............................. A-34
       Surrender.................................................... A-34
       Partial Surrender............................................ A-35
      TRANSFERS..................................................... A-36
       Transfer Option.............................................. A-36
       Dollar Cost Averaging/ Asset Rebalancing..................... A-38

                                                                                 PAGE
                                                                                 ----
LOANS........................................................................... A-38
LAPSE AND REINSTATEMENT......................................................... A-39
 Lapse.......................................................................... A-39
 Reinstatement.................................................................. A-40
ADDITIONAL BENEFITS BY RIDER.................................................... A-40
THE FIXED ACCOUNT............................................................... A-41
 General Description............................................................ A-41
 Values and Benefits............................................................ A-42
 Policy Transactions............................................................ A-42
CHARGES......................................................................... A-42
 Deductions from Premiums....................................................... A-43
 Deductions from Cash Value..................................................... A-43
 Transfer Charge................................................................ A-46
 Loan Interest Spread........................................................... A-46
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account A-46
TAX CONSIDERATIONS.............................................................. A-46
 Introduction................................................................... A-46
 Tax Status of the Policy....................................................... A-47
 Tax Treatment of Policy Benefits............................................... A-47
 NELICO's Income Taxes.......................................................... A-51
DISTRIBUTION OF THE POLICIES.................................................... A-51
LEGAL PROCEEDINGS............................................................... A-54
RESTRICTIONS ON FINANCIAL TRANSACTIONS.......................................... A-54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................... A-55
FINANCIAL STATEMENTS............................................................ A-55
GLOSSARY........................................................................ A-56
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST............. A-57
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES..................... A-60

                         SUMMARY OF BENEFITS AND RISKS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

   DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

   CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options. The first option provides a level death benefit that is equal to the Policy's face amount. The second option provides a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The third option provides a death benefit that is equal to the face amount plus premiums paid, less all partial surrenders. The death benefit under all three options could increase to satisfy tax law requirements if the cash value reaches certain levels.

   After the first Policy year, you may change your death benefit option. A change in death benefit option may have tax consequences.

   PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

   RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.

   INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-eight investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future net premiums at any time.

   PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any outstanding Policy loan and accrued loan interest. We reserve the right to limit the amount of partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

   TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

  . DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

  . ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

   LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy. We charge you a maximum annual interest rate of 4.75% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

   SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest. A surrender may have tax consequences.

   If you surrender the Policy within the first two Policy years, in most states we will refund to you the total sales charges we deducted on premiums paid in the first Policy year. In states where available, if you elect the Enhanced Surrender Value Rider and you surrender the Policy during the first seven Policy years, we will refund instead all or a portion of the sales and premium tax charges we deducted on premiums paid up to the time of surrender, and in addition, if you surrender in the first three Policy years, a portion of the current year's cost of insurance charges.

   TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

   CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to EXCHANGE the Policy for a fixed benefit life insurance policy.

   SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Adjustable Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

   PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

   INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

   SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

   RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first three Policy years if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


   TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard or guaranteed issue basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.


   Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

   If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans that are outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

   LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate that may be credited to the Fixed Account.

   We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

   LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.

   TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

   A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                      WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium     8% of premiums paid up to  8% of premiums paid
Premiums                                             the Target Premium (3% in
                                                     Policy years 8+), 1% of
                                                     premiums paid in excess of
                                                     the Target Premium/1/
---------------------------------------------------------------------------------------------------------
Premium Tax Imposed on     On payment of premium     2% of premiums paid        2% of premiums paid
Premiums
---------------------------------------------------------------------------------------------------------
Transfer Charge            On transfer of cash value Not currently charged      $25 for each transfer in
                           between Sub-Accounts                                 excess of 12 per Policy
                           and to the Fixed Account                             year
---------------------------------------------------------------------------------------------------------

--------
/1/ The Target Premium varies by issue age, sex, underwriting class and face amount. The Target Premium for your Policy is shown on your personalized illustration.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


CHARGE                       WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------
                                                            POLICIES ISSUED ON OR BEFORE 12/31/08/2/
                                                      ----------------------------------------------------
Cost of Insurance/1/

  MINIMUM AND MAXIMUM       Monthly                   Maximum: $500.00 per       Maximum: $500.00 per
  CHARGE                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk/3/                    risk

                            Monthly                   Minimum: $.02 per $1,000   Minimum: $.09 per $1,000
                                                      of net amount at risk      of net amount at risk

  Charge in first Policy                              $.20 per $1,000 of net     $.53 per $1,000 of net
  year for unisex, age                                amount at risk             amount at risk
  50, automatic issue
  nonsmoker underwriting
  class with a base
  Policy face amount of
  $1,600,000
                                                      ----------------------------------------------------
                                                               POLICIES ISSUED AFTER 12/31/08/2/
                                                      ----------------------------------------------------

  MINIMUM AND MAXIMUM       Monthly                   Maximum: $500.00 per       Maximum: $500.00 per
  CHARGE                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk                       risk

                            Monthly                   Minimum: $.02 per $1,000   Minimum: $.04 per $1,000
                                                      of net amount at risk      of net amount at risk

  CHARGE IN FIRST POLICY                              $.11 per $1,000 of net     $.30 per $1,000 of net
  YEAR FOR UNISEX, AGE                                amount at risk             amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000
----------------------------------------------------------------------------------------------------------

Policy Fee                  Monthly                   $5.50                      $10
----------------------------------------------------------------------------------------------------------

Mortality and Expense       Monthly                   .75% in Policy years 1-15  .75% in all Policy years
Risk Charge (annual rate                              .50% in Policy years 16-20
imposed on cash value)/4/                             .10% in Policy years 21+
----------------------------------------------------------------------------------------------------------

Face Amount                 Monthly for the first 12  $.80 per $1,000 of face    $.80 per $1,000 of face
Increase Charge             months following the face amount increase (not to    amount increase (not to
                            amount increase           exceed $25)                exceed $25)
----------------------------------------------------------------------------------------------------------

Loan Interest Spread/5/     Annually (or on loan      .75% of loan collateral    .75% of loan collateral
                            termination, if earlier)
----------------------------------------------------------------------------------------------------------

--------
/1   /The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/ The maximum cost of insurance charges for Policies issued on or before December 31, 2008 are based on the 1980 Commissioners Standard Ordinary Mortality Tables. The maximum cost of insurance charges for Policies issued after December 31, 2008 are based on the 2001 Commissioners Standard Ordinary Mortality Tables. (See "Charges.")
/3/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/4/  We are currently waiving the following amount of the Mortality and Expense
     Charge: 0.08% for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio (Class A).
/5/ We charge interest on Policy loans at an effective rate of 4.75% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .75% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.


   CHARGES FOR OPTIONAL FEATURES (RIDERS):


CHARGE                      WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------
                                                          POLICIES ISSUED ON OR BEFORE 12/31/08/2/
                                                    -------------------------------------------------------
Adjustable Term Insurance
Rider/1/

  MINIMUM AND MAXIMUM               Monthly         Maximum: $500.00 per        Maximum: $500.00 per
  CHARGE                                            $1,000 of net amount at     $1,000 of net amount at
                                                    risk/3/                     risk

                                    Monthly         Minimum: $.02 per $1,000    Minimum: $.09 per $1,000
                                                    of net amount at risk       of net amount at risk

  CHARGE IN FIRST POLICY                            $.07 per $1,000 of net      $.53 per $1,000 of net
  YEAR FOR UNISEX, AGE                              amount at risk              amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000
                                                    -------------------------------------------------------
                                                             POLICIES ISSUED AFTER 12/31/08/2/
                                                    -------------------------------------------------------

  MINIMUM AND MAXIMUM               Monthly         Maximum: $500.00 per        Maximum: $500.00 per
  CHARGE                                            $1,000 of net amount at     $1,000 of net amount at
                                                    risk                        risk

                                    Monthly         Minimum: $.02 per $1,000    Minimum: $.04 per $1,000
                                                    of net amount at risk       of net amount at risk

  CHARGE IN FIRST POLICY                            $.04 per $1,000 of net      $.30 per $1,000 of net
  YEAR FOR UNISEX, AGE                              amount at risk              amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000
-----------------------------------------------------------------------------------------------------------

CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------

Enhanced Surrender Value    On payment of premium (in  .25% of premium paid        .25% of premium paid
Rider                       the first five Policy
                            years)
--------------------------------------------------------------------------------------------------------------
                                                             POLICIES ISSUED ON OR BEFORE 12/31/08/2/
                                                       -------------------------------------------------------
Temporary Term Insurance
Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    Maximum: $9.00 per $1,000   Maximum: $9.00 per $1,000
  CHARGE                                               of net amount at risk       of net amount at risk

                            Monthly                    Minimum: $.06 per $1,000    Minimum: $.06 per $1,000
                                                       of net amount at risk       of net amount at risk

  CHARGE IN FIRST POLICY                               $.12 per $1,000 of net      $.12 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk              amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000
                                                       -------------------------------------------------------
                                                                POLICIES ISSUED AFTER 12/31/08/2/
                                                       -------------------------------------------------------

  MINIMUM AND MAXIMUM       Monthly                    Maximum: $500.00 per        Maximum: $9.00 per $1,000
  CHARGE                                               $1,000 of net amount at     of net amount at risk
                                                       risk

                            Monthly                    Minimum: $.02 per $1,000    Minimum: $.06 per $1,000
                                                       of net amount at risk       of net amount at risk

  CHARGE IN FIRST POLICY                               $.04 per $1,000 of net      $.12 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk              amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000
--------------------------------------------------------------------------------------------------------------
                                                             POLICIES ISSUED ON OR BEFORE 12/31/08/2/
                                                       -------------------------------------------------------
Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    Maximum: $67.77 per         Maximum: $67.77 per
  CHARGE                                               $1,000 of net amount at     $1,000 of net amount at
                                                       risk/3/                     risk

                            Monthly                    Minimum: $1.08 per $1,000   Minimum: $1.08 per $1,000
                                                       of net amount at risk       of net amount at risk

  CHARGE IN FIRST POLICY                               $5.71 per $1,000 of net     $5.71 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk              amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000

CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
                                                                POLICIES ISSUED AFTER 12/31/08/2/
                                                       -------------------------------------------------------

  MINIMUM AND MAXIMUM       Monthly                    Maximum: $67.77 per         Maximum: $67.77 per
  CHARGE                                               $1,000 of net amount at     $1,000 of net amount at
                                                       risk                        risk

                            Monthly                    Minimum: $1.08 per $1,000   Minimum: $1.08 per $1,000
                                                       of net amount at risk       of net amount at risk

  CHARGE IN FIRST POLICY                               $5.71 per $1,000 of net     $5.71 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk              amount at risk
  50, AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000

--------

/1/ This charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charges that would apply for a particular insured by contacting your registered representative by December 31, 2008.
/2/ The maximum cost of insurance charges for Policies issued on or before December 31, 2008 are based on the 1980 Commissioners Standard Ordinary Mortality Tables. The maximum cost of insurance charges for Policies issued after December 31, 2008 are based on the 2001 Commissioners Standard Ordinary Mortality Tables. (See "Charges.")
/3/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.


ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2007, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                              MINIMUM MAXIMUM
                                                                              ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management
  fees, distribution (12b-1) fees and other expenses)........................  0.29%   1.01%

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2007, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                          ACQUIRED    GROSS
                                                          FUND FEES   TOTAL    FEE WAIVERS   NET TOTAL
                                MANAGEMENT  OTHER   12B-1    AND     ANNUAL    AND EXPENSE     ANNUAL
                                   FEES    EXPENSES FEES  EXPENSES* EXPENSES* REIMBURSEMENTS EXPENSES**
                                ---------- -------- ----- --------- --------- -------------- ----------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth
  Portfolio....................    0.71%     0.05%   --       --      0.76%          --         0.76%
BlackRock Bond Income
  Portfolio....................    0.38%     0.06%   --       --      0.44%        0.01%        0.43%/1/
BlackRock Diversified Portfolio    0.44%     0.06%   --       --      0.50%          --         0.50%
BlackRock Large Cap Value
  Portfolio....................    0.68%     0.06%   --       --      0.74%          --         0.74%
BlackRock Legacy Large Cap
  Growth Portfolio.............    0.73%     0.06%   --       --      0.79%          --         0.79%
BlackRock Money Market
  Portfolio....................    0.33%     0.07%   --       --      0.40%        0.01%        0.39%/2/
BlackRock Strategic Value
  Portfolio....................    0.82%     0.06%   --       --      0.88%          --         0.88%
Davis Venture Value Portfolio..    0.69%     0.04%   --       --      0.73%          --         0.73%
FI Large Cap Portfolio.........    0.77%     0.07%   --       --      0.84%          --         0.84%
FI Mid Cap Opportunities
  Portfolio....................    0.68%     0.05%   --       --      0.73%          --         0.73%
FI Value Leaders Portfolio.....    0.64%     0.07%   --       --      0.71%          --         0.71%
Franklin Templeton Small Cap
  Growth Portfolio.............    0.90%     0.11%   --       --      1.01%          --         1.01%
Harris Oakmark Focused Value
  Portfolio....................    0.72%     0.04%   --       --      0.76%          --         0.76%
Jennison Growth Portfolio......    0.63%     0.04%   --       --      0.67%          --         0.67%
Julius Baer International Stock
  Portfolio....................    0.84%     0.12%   --       --      0.96%        0.04%        0.92%/3/
Lehman Brothers Aggregate Bond
  Index Portfolio..............    0.25%     0.05%   --       --      0.30%        0.01%        0.29%/4/
Loomis Sayles Small Cap
  Portfolio....................    0.90%     0.05%   --       --      0.95%        0.05%        0.90%/5/
MetLife Mid Cap Stock Index
  Portfolio....................    0.25%     0.07%   --     0.01%     0.33%        0.01%        0.32%/6/
MetLife Stock Index Portfolio..    0.25%     0.04%   --       --      0.29%        0.01%        0.28%/6/
MFS Total Return Portfolio.....    0.53%     0.05%   --       --      0.58%          --         0.58%
MFS Value Portfolio............    0.72%     0.05%                    0.77%        0.07%        0.70%/7/
Morgan Stanley EAFE Index
  Portfolio....................    0.30%     0.12%   --     0.01%     0.43%        0.01%        0.42%/8/
Neuberger Berman Mid Cap Value
  Portfolio....................    0.64%     0.05%   --       --      0.69%          --         0.69%
Oppenheimer Global Equity
  Portfolio....................    0.51%     0.10%   --       --      0.61%          --         0.61%
Russell 2000 Index Portfolio...    0.25%     0.07%   --     0.01%     0.33%        0.01%        0.32%/6/

                                                           ACQUIRED    GROSS
                                                           FUND FEES   TOTAL    FEE WAIVERS   NET TOTAL
                                 MANAGEMENT  OTHER   12B-1    AND     ANNUAL    AND EXPENSE     ANNUAL
                                    FEES    EXPENSES FEES  EXPENSES* EXPENSES* REIMBURSEMENTS EXPENSES**
                                 ---------- -------- ----- --------- --------- -------------- ----------
T. Rowe Price Large Cap Growth
  Portfolio.....................    0.60%     0.07%   --       --      0.67%          --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.....................    0.51%     0.08%   --       --      0.59%          --         0.59%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.....................    0.61%     0.05%   --       --      0.66%          --         0.66%
Western Asset Management U.S.
  Government Portfolio..........    0.49%     0.05%   --       --      0.54%          --         0.54%
Zenith Equity Portfolio.........      --      0.01%   --     0.70%     0.71%          --         0.71%/9/
MetLife Conservative Allocation
  Portfolio.....................    0.10%     0.05%   --     0.59%     0.74%        0.05%        0.69%/10/
MetLife Conservative to Moderate
  Allocation Portfolio..........    0.10%     0.01%   --     0.64%     0.75%        0.01%        0.74%/10/
MetLife Moderate Allocation
  Portfolio.....................    0.08%     0.01%   --     0.67%     0.76%          --         0.76%/10/
MetLife Moderate to Aggressive
  Allocation Portfolio..........    0.08%     0.01%   --     0.70%     0.79%          --         0.79%/10/
MetLife Aggressive Allocation
  Portfolio.....................    0.10%     0.04%   --     0.73%     0.87%        0.04%        0.83%/10/

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
BlackRock Large Cap Core
  Portfolio.....................    0.58%     0.07%   --       --      0.65%          --         0.65%
Clarion Global Real Estate
  Portfolio.....................    0.61%     0.04%   --       --      0.65%          --         0.65%
Cyclical Growth and Income ETF
  Portfolio.....................    0.45%     0.10%   --     0.23%     0.78%          --         0.78%/11/
Cyclical Growth ETF Portfolio...    0.45%     0.09%   --     0.24%     0.78%          --         0.78%/11/
Harris Oakmark International
  Portfolio.....................    0.77%     0.09%   --       --      0.86%          --         0.86%
Janus Forty Portfolio...........    0.65%     0.05%   --       --      0.70%          --         0.70%
Lazard Mid Cap Portfolio........    0.69%     0.07%   --       --      0.76%          --         0.76%
Legg Mason Partners Aggressive
  Growth Portfolio..............    0.62%     0.05%   --       --      0.67%          --         0.67%
Legg Mason Value Equity
  Portfolio.....................    0.63%     0.04%   --       --      0.67%          --         0.67%
Lord Abbett Bond Debenture
  Portfolio.....................    0.49%     0.05%   --       --      0.54%          --         0.54%
Met/AIM Small Cap Growth
  Portfolio.....................    0.86%     0.06%   --       --      0.92%          --         0.92%
MFS Research International
  Portfolio.....................    0.70%     0.09%   --       --      0.79%          --         0.79%
Oppenheimer Capital Appreciation
  Portfolio.....................    0.58%     0.04%   --       --      0.62%          --         0.62%
PIMCO Inflation Protected Bond
  Portfolio.....................    0.50%     0.05%   --       --      0.55%          --         0.55%
PIMCO Total Return Portfolio....    0.48%     0.04%   --       --      0.52%          --         0.52%/12/
RCM Technology Portfolio........    0.88%     0.09%   --       --      0.97%          --         0.97%
T. Rowe Price Mid Cap Growth
  Portfolio.....................    0.75%     0.05%   --       --      0.80%          --         0.80%

                                                          ACQUIRED    GROSS
                                                          FUND FEES   TOTAL    FEE WAIVERS   NET TOTAL
                                MANAGEMENT  OTHER   12B-1    AND     ANNUAL    AND EXPENSE     ANNUAL
                                   FEES    EXPENSES FEES  EXPENSES* EXPENSES* REIMBURSEMENTS EXPENSES**
                                ---------- -------- ----- --------- --------- -------------- ----------

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS (INITIAL CLASS)
Equity-Income Portfolio........    0.46%     0.09%    --     --       0.55%         --          0.55%

AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Bond Fund.......    0.40%     0.01%  0.25%    --       0.66%         --          0.66%
American Funds Global Small
  Capitalization Fund..........    0.70%     0.03%  0.25%    --       0.98%         --          0.98%
American Funds Growth Fund.....    0.32%     0.01%  0.25%    --       0.58%         --          0.58%
American Funds Growth-Income
  Fund.........................    0.26%     0.01%  0.25%    --       0.52%         --          0.52%

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.
/2/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
/3/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
/4/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.
/5/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.
/6/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
/7/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
/8/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.
/9/ The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/10/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.
/11/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee.
/12/ The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.


   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.

   FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                                  [FLOW CHART]

HOW THE POLICY WORKS

PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)

CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first seven
  Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid in any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Surrender Value Rider (if selected): .25% of premiums paid in first five Policy years.

LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
  Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)

RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds

CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (in some states after an initial period during which net investment experience equal to that of the BlackRock Money Market
  Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes

.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market-timing transactions").

.. Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages.

DEATH BENEFIT
.. Three Death Benefit Options
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

DAILY DEDUCTIONS FROM ASSETS IN THE VARIABLE ACCOUNT
.. Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

BEGINNING OF MONTH CHARGES
.. The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)

LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
.. You may surrender the Policy at any time for its net cash value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                            AND THE ELIGIBLE FUNDS

THE COMPANY

   New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

   The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. Any amount of the death benefit that exceeds the Policy's cash value is paid from NELICO's general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of NELICO.

THE ELIGIBLE FUNDS

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                                           ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                             SUB-ADVISER                  INVESTMENT OBJECTIVE
-------------                             -----------                  --------------------
BlackRock Aggressive Growth         BlackRock Advisors, LLC Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio     BlackRock Advisors, LLC A competitive total return primarily from investing in fixed-income securities.

BlackRock Diversified Portfolio     BlackRock Advisors, LLC High total return while attempting to limit investment risk and preserve capital.

BlackRock Large Cap Value Portfolio BlackRock Advisors, LLC Long-term growth of capital.

BlackRock Legacy Large Cap          BlackRock Advisors, LLC Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/ BlackRock Advisors, LLC A high level of current income consistent with preservation of capital.

ELIGIBLE FUND                                  SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                  -----------                        --------------------

BlackRock Strategic Value Portfolio  BlackRock Advisors, LLC          High total return, consisting principally of
                                                                      capital appreciation.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/ Growth of capital.

FI Large Cap Portfolio               Pyramis Global Advisors, LLC/3/  Long-term growth of capital.

FI Mid Cap Opportunities Portfolio   Pyramis Global Advisors, LLC/3/  Long-term growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC/3/  Long-term growth of capital.

Franklin Templeton Small Cap         Franklin Advisers, Inc.          Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value         Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio            Jennison Associates LLC          Long-term growth of capital.

Julius Baer International Stock      Julius Baer Investment           Long-term growth of capital.
Portfolio (formerly FI International Management LLC/3/
Stock Portfolio)

Lehman Brothers Aggregate Bond       MetLife Investment Advisors      To equal the performance of the Lehman
Index Portfolio                      Company, LLC                     Brothers Aggregate Bond Index.

Loomis Sayles Small Cap Portfolio    Loomis, Sayles & Company,        Long-term capital growth from
                                     L.P.                             investments in common stocks or other
                                                                      equity securities.

MetLife Mid Cap Stock Index          MetLife Investment Advisors      To equal the performance of the Standard
Portfolio                            Company, LLC                     & Poor's Mid Cap 400 Composite Stock
                                                                      Price Index.

MetLife Stock Index Portfolio        MetLife Investment Advisors      To equal the performance of the Standard
                                     Company, LLC                     & Poor's 500 Composite Stock Price
                                                                      Index.

MFS Total Return Portfolio           Massachusetts Financial          Favorable total return through investment
                                     Services Company                 in a diversified portfolio.

MFS Value Portfolio (formerly Harris Massachusetts Financial          Capital appreciation and reasonable
Oakmark Large Cap Value Portfolio)   Services Company/4/              income.

Morgan Stanley EAFE Index            MetLife Investment Advisors      To equal the performance of the MSCI
Portfolio                            Company, LLC                     EAFE Index.

Neuberger Berman Mid Cap Value       Neuberger Berman                 Capital growth.
Portfolio                            Management Inc.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.           Capital appreciation.

Russell 2000 Index Portfolio         MetLife Investment Advisors      To equal the return of the Russell 2000
                                     Company, LLC                     Index.

ELIGIBLE FUND                                 SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                                 -----------                      --------------------

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc. Long-term growth of capital and,
Portfolio                                                           secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc. Long-term capital growth.
Portfolio

Western Asset Management             Western Asset Management       To maximize total return consistent with
Strategic Bond Opportunities         Company                        preservation of capital.
Portfolio

Western Asset Management U.S.        Western Asset Management       To maximize total return consistent with
Government Portfolio                 Company                        preservation of capital and maintenance of
                                                                    liquidity.

Zenith Equity Portfolio/5/           N/A                            Long-term capital appreciation.

MetLife Conservative Allocation      N/A                            A high level of current income, with
Portfolio                                                           growth of capital as a secondary objective.

MetLife Conservative to Moderate     N/A                            A high total return in the form of income
Allocation Portfolio                                                and growth of capital, with a greater
                                                                    emphasis on income.

MetLife Moderate Allocation          N/A                            A balance between a high level of current
Portfolio                                                           income and growth of capital, with a
                                                                    greater emphasis on growth of capital.

MetLife Moderate to Aggressive       N/A                            Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation        N/A                            Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                                  ADVISER: MET INVESTORS ADVISORY LLC

BlackRock Large Cap Core Portfolio   BlackRock Advisors, LLC        Long-term capital growth.

Clarion Global Real Estate Portfolio ING Clarion Real Estate        Total return through investment in real
(formerly Neuberger Berman Real      Securities L.P./6/             estate securities, emphasizing both capital
Estate Portfolio)                                                   appreciation and current income.

Cyclical Growth and Income ETF       Gallatin Asset Management,     Growth of capital and income.
Portfolio                            Inc.

Cyclical Growth ETF Portfolio        Gallatin Asset Management,     Growth of capital.
                                     Inc.

Harris Oakmark International         Harris Associates L.P.         Long-term capital appreciation.
Portfolio

Janus Forty Portfolio                Janus Capital Management       Capital appreciation.
                                     LLC

Lazard Mid Cap Portfolio             Lazard Asset Management        Long-term growth of capital.
                                     LLC

Legg Mason Partners Aggressive       ClearBridge Advisors, LLC      Capital appreciation.
Growth Portfolio

Legg Mason Value Equity Portfolio    Legg Mason Capital             Long-term growth of capital.
                                     Management, Inc.

Lord Abbett Bond Debenture           Lord, Abbett & Co. LLC         To provide high current income and the
Portfolio                                                           opportunity for capital appreciation to
                                                                    produce a high total return.

ELIGIBLE FUND                               SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                               -----------                      --------------------

Met/AIM Small Cap Growth Portfolio Invesco Aim Capital            Long-term growth of capital.
                                   Management, Inc./7/

MFS Research International         Massachusetts Financial        Capital appreciation.
Portfolio                          Services Company

Oppenheimer Capital Appreciation   OppenheimerFunds, Inc.         Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond     Pacific Investment             Maximum real return, consistent with
Portfolio                          Management Company LLC         preservation of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio       Pacific Investment             Maximum total return, consistent with the
                                   Management Company LLC         preservation of capital and prudent
                                                                  investment management.

RCM Technology Portfolio           RCM Capital Management LLC     Capital appreciation; no consideration is
                                                                  given to income.

T. Rowe Price Mid Cap Growth       T. Rowe Price Associates, Inc. Long-term growth of capital.
Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                              ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio            See fund prospectus            Reasonable income. The fund will also
                                                                  consider the potential for capital
                                                                  appreciation. The fund's goal is to achieve
                                                                  a yield which exceeds the composite yield
                                                                  on the securities comprising the Standard
                                                                  & Poor's 500/SM/ Index (S&P 500(R)).

AMERICAN FUNDS INSURANCE SERIES
                                                             ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund           N/A                            Maximize current income and preserve
                                                                  capital by investing primarily in fixed-
                                                                  income securities.

American Funds Global Small        N/A                            Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund         N/A                            Capital appreciation through stocks.

American Funds Growth-Income       N/A                            Capital appreciation and income.
Fund

--------
/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

/3/ Prior to April 28, 2008, Fidelity Management & Research Company was the sub-adviser to this Portfolio.
/4/ Prior to January 7, 2008, Harris Associates L.P. was the sub-adviser to this Portfolio.
/5/ The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.; the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Capital Guardian Trust Company, respectively.
/6/ Prior to April 28, 2008, Neuberger Berman Management Inc. was the sub-adviser to this Portfolio.
/7/ Prior to April 28, 2008, AIM Capital Management, Inc. was the sub-adviser to this Portfolio.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS


   We select the Eligible Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of cash value to such Eligible Funds.


   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or asset rebalancing) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the Black Rock Money Market Sub-Account.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy Owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.

   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base Policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

   We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Communications and Payments".)

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS

   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or (ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase. If you exercise this option, you will have to make up any investment loss you had under your Policy.

   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

   Contact our Designated Office (see "Communications and Payments") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate, which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

SUBSTITUTION OF INSURED PERSON


   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. There is no additional charge for this rider. However, you may only select the rider at the time your Policy is issued and you may not exercise it until after the first policy year. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.


   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

   You may make payments by check or you may make premium payments by wire transfer of federal funds in accordance with our current procedures. We do not accept cash or money orders. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums.

   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)

   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Communications and Payments".)

   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans", "Deductions from Premiums" and "Death Benefits".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means receipt by our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at our Designated Office in Iselin, New Jersey. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Lapse") for any period by which the Policy Date precedes the investment start date. Insurance coverage begins when we receive the number of monthly payments due.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

ALLOCATION OF NET PREMIUMS

   We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold your initial net premium in the BlackRock Money Market Sub-Account until fifteen days after the investment start date, and then we make the allocation among the Sub-Accounts and the Fixed Account as you choose. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages. If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions.

   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

   When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. ( See "Cash Value".)

                          COMMUNICATIONS AND PAYMENTS

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern
Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:


             Renewal Premium Payments   New England Financial
                                        75 Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

             Surrenders, Loans,         MetLife
               Withdrawals and          485B Route One South,
               Sub-Account Transfers      Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             Death Claims               MetLife
                                        485B Route One South,
                                          Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             All Other Policy           MetLife
               Transactions and         485B Route One South,
               Inquiries                  Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654


   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.


   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.


   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

   We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $1 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans" and "Deductions from Cash Value".)

   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the investment start date.)

   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for a sub-account reflects:

    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,

    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

    -- any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.

   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix A.

   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix A.

   Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix A shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.

   Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Additional Benefits by Rider".

   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the cash value on the date of death. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".) A Policy issued in New York will mature for its net cash value when the insured attains age 100.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

INCREASE IN FACE AMOUNT


   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same or better underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).


   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.

    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Deductions from Cash Value.")

   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office (see "Communications and Payments") or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.

   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.

   In states where available, if you elect the Enhanced Surrender Value Rider and surrender in any of the first seven Policy years, instead of the refund of total sales charges we deducted on premiums paid in the first Policy year described above, we refund the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.

                                     SALES AND   COST OF
                                      PREMIUM   INSURANCE
                                    TAX CHARGES  CHARGES
                                    ----------- ---------
                      Policy year 1    100%        75%
                      Policy year 2     90%        50%
                      Policy year 3     75%        25%
                      Policy year 4     60%
                      Policy year 5     45%
                      Policy year 6     30%
                      Policy year 7     15%

   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.

   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums."

   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)

   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, Clarion Global Real Estate Portfolio, Julius Baer International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more ""round-trips'' involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


   AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING/ASSET REBALANCING

   The Policy offers two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".) A loan that is taken from, or secured by a Policy may have tax consequences.

   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").

   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, the maximum loan amount you may carry over to the new Policy is limited to 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.

   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each.

Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each. (See
"Communications and Payments".)

   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences of loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

    In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. However, you can protect your Policy against lapse for the first three Policy years by making certain minimum premium payments.

    In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Policy will remain in force for one month as long as the payment made in that month, less partial surrenders and loans, equals the maximum amount (based on policy guarantees) required to be paid at the end of the guarantee period to keep the policy in force for that month. If you make a Policy transaction that changes the amount of the Policy charges for that month, then the amount needed to ensure that the policy will stay in force for the additional month will change accordingly.

   Unless your Policy is protected by the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium, and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. In computing charges on a reinstated Policy, we do not count the amount of time that the Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.

   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.

   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

   The following riders, some of which have been described previously, are also available:

      ADJUSTABLE TERM INSURANCE RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).

      WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

      TEMPORARY TERM INSURANCE RIDER, which provides for insurance from the date of issue to the Policy Date.

      ENHANCED SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange). This Rider is not available in Florida and Oregon.

      CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

   TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

   THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. We are not currently imposing this maximum limit, but we reserve the right to do so. In addition, regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:. the death benefit, cash, and loan benefits under the Policy
                                 . investment options, including premium
                                   allocations
                                 . administration of elective options
                                 . the distribution of reports to Policy Owners

Costs and expenses we incur:     . costs associated with processing and
                                   underwriting applications, and with issuing and administering the Policy (including any riders)
                                 . overhead and other expenses for providing
                                   services and benefits
                                 . sales and marketing expenses
                                 . other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:                 . that the cost of insurance charges we may
                                   deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
                                 . that the cost of providing the services and
                                   benefits under the Policies exceed the
                                   charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and, if applicable, the Enhanced Surrender Value Rider charge.

   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium starting in Policy year eight.

   We indicated your Target Premium on your personalized illustration.

   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   ENHANCED SURRENDER VALUE RIDER. The Enhanced Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $1 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)

DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the three year Minimum
       Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Lapse and Reinstatement".)

    -- If the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

   The Monthly Deduction includes the following charges:

   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the INSURED REACHES AGE 100. THE COST OF INSURANCE CHARGE FOR A POLICY MONTH IS EQUAL TO THE "AMOUNT AT RISK" UNDER THE POLICY, MULTIPLIED BY THE COST OF INSURANCE RATE FOR THAT POLICY MONTH. WE DETERMINE THE AMOUNT AT RISK ON THE FIRST DAY OF THE POLICY MONTH AFTER WE PROCESS THE MONTHLY DEDUCTION (EXCEPT FOR THE MORTALITY AND EXPENSE RISK CHARGE). THE AMOUNT AT RISK IS THE AMOUNT BY WHICH THE DEATH BENEFIT (DISCOUNTED AT THE MONTHLY EQUIVALENT OF 4% PER YEAR) EXCEEDS THE POLICY'S CASH VALUE. THE AMOUNT AT RISK IS AFFECTED BY INVESTMENT PERFORMANCE, LOANS, PREMIUM PAYMENTS, FEES AND CHARGES, PARTIAL SURRENDERS, AND FACE AMOUNT REDUCTIONS. THE COST OF INSURANCE RATE FOR YOUR POLICY CHANGES FROM MONTH TO MONTH.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year.

   For Policies issued on or before December 31, 2008, we guarantee that the rates on underwritten Policies will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). For Policies issued after December 31, 2008, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables or the 2001 CSO Tables, depending on the Policy issue date. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)


   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:

    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;

    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and

    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.

   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.


   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables or the 2001 CSO Tables, depending on the Policy issue date.


   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.

   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Additional Benefits by Rider".)

   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

TRANSFER CHARGE

   We reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.75% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.75%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

   ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY


   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, there is additional uncertainty if your Policy is issued on a substandard or guaranteed issue basis or if your Policy is paid up or almost paid up in the first two Policy years. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.


   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, the Variable Account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.


   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL--DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.


   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES


   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor is a member of the Financial Services Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), Tower Square

Securities, Inc. and Walnut Street Securities, Inc. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.


   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   Distributor's sales representatives receive payments for sales of the Policy under one of three gross dealer concession schedules. For Policies issued with the Enhanced Surrender Value (ESV) rider, the gross dealer concession amount in the first Policy year is 18% of premiums paid up to the Commissionable Target Premium, and 3.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 10.75% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 and thereafter, the gross dealer concession amount is 1.0% of premiums paid up to the Commissionable Target Premium and 0.75% of premiums paid in excess of the Commissionable Target Premium. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) In addition, in Policy years 7 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.25% of the Policy's cash value.

   If the Policy is issued without the ESV rider, the sales representative can select from two alternative gross dealer concession schedules. Under the first of these schedules, the gross dealer concession amount in the first Policy year is 28% of premiums paid up to the Commissionable Target Premium, and 3.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 9.0% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 11 through 20, the gross dealer concession amount is 4.5% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium, and in Policy year 21 and thereafter, the gross dealer concession amount is 1.00% of premiums paid up to the Commissionable Target Premium, and 0.75% of premiums paid in excess of the Commissionable Target Premium.

   Under the second alternative gross dealer concession schedule, the gross dealer concession amount in the first Policy year is 26.25% of premiums paid up to the Commissionable Target Premium, and 3.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 9.0% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 through 10, the gross dealer concession amount is 7.0% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 11 and thereafter, the gross dealer concession amount is 1.0% of premiums paid up to the Commissionable Target Premium, and 0.75% of premiums paid in excess of the Commissionable Target Premium. In addition, in Policy years 6 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.20% of the Policy's cash value.

   Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

   Receipt of the cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, MSI, the portion that MSI passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   One of our affiliated selling firms, MetLife Investors Distribution Company ("MLIDC"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may also enter into preferred distribution arrangements through which it pays additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor may enter into similar preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities, Inc., Tower Square Securities, Inc. and MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of each of the Subaccounts of New England Variable Life Separate Account included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                             FINANCIAL STATEMENTS

   You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   GLOSSARY

   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.

   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.


                 FOR POLICIES ISSUED ON OR BEFORE DECEMBER 31,
                                     2008
                 ---------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.2130    0.1818
           40.......................................... 0.2961    0.2532
           50.......................................... 0.4037    0.3458
           60.......................................... 0.5328    0.4627
           70.......................................... 0.6710    0.6060
           80.......................................... 0.7949    0.7571
           90.......................................... 0.8853    0.8760
           100......................................... 1.0000    1.0000



                  FOR POLICIES ISSUED AFTER DECEMBER 31, 2008
                  -------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.1771    0.1555
           40.......................................... 0.2502    0.2211
           50.......................................... 0.3492    0.3107
           60.......................................... 0.4749    0.4224
           70.......................................... 0.6158    0.5538
           80.......................................... 0.7586    0.6977
           90.......................................... 0.8683    0.8283
           100......................................... 1.0000    1.0000


   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138       94 through 99       101
                59               134           100+            100
                60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107         94 through 99         101
        54               157              75               105             100+              100
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                                  APPENDIX B

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES


   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $1,600,000 for a unisex insured aged 50. The insured is assumed to be in the automatic issue nonsmoker risk class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges (one Table for Policies issued on or before December 31, 2008 and one Table for Policies issued after December 31, 2008) and then based on guaranteed mortality and other Policy charges (one Table for Policies issued on or before December 31, 2008 and one Table for Policies issued after December 31, 2008). (See "Charges.") Illustrations show the Option 1 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor.


   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were in another risk classification, or if the Policies were issued at other than unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 0.69% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

   The gross rates of return used in the illustrations do not reflect deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -0.69%, 5.27% and 9.24%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. You should contact your registered representative to request a personalized illustration.

                          UNISEX INSURED ISSUE AGE 50

                $102,352 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  AUTOMATIC ISSUE NONSMOKER UNDERWRITING RISK

                            $1,600,000 FACE AMOUNT

                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR


THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES FOR POLICIES ISSUED ON OR
                           BEFORE DECEMBER 31, 2008.



                 DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING           CASH VALUE
             ASSUMING HYPOTHETICAL                HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                     GROSS ANNUAL                     GROSS ANNUAL
END OF         RATE OF RETURN OF                RATE OF RETURN OF                RATE OF RETURN OF
POLICY --------------------------------- -------------------------------  -------------------------------
  YEAR     0%         6%         10%        0%         6%         10%        0%        6%         10%
------ ---------- ---------- ----------- --------  ---------- ----------- -------- ---------- -----------
   1   $1,600,000 $1,600,000 $ 1,600,000 $ 95,288  $  100,624 $   104,180 $ 87,100 $   92,436 $    95,992
   2    1,600,000  1,600,000   1,600,000  181,590     197,687     208,762  173,402    189,499     200,574
   3    1,600,000  1,600,000   1,600,000  258,652     291,132     314,213  258,652    291,132     314,213
   4    1,600,000  1,600,000   1,600,000  337,760     392,469     432,637  337,760    392,469     432,637
   5    1,600,000  1,600,000   1,600,000  416,031     498,829     561,665  416,031    498,829     561,665
   6    1,600,000  1,600,000   1,600,000  493,605     610,608     702,407  493,605    610,608     702,407
   7    1,600,000  1,600,000   1,786,316  570,640     728,234     854,948  570,640    728,234     854,948
   8    1,600,000  1,600,000   1,872,508  555,995     755,335     920,630  555,995    755,335     920,630
   9    1,600,000  1,600,000   1,965,879  542,322     784,525     992,544  542,322    784,525     992,544
  10    1,600,000  1,600,000   2,067,567  530,006     816,142   1,071,614  530,006    816,142   1,071,614
  15    1,600,000  1,685,369   2,663,287  458,399     989,474   1,563,606  458,399    989,474   1,563,606
  20    1,600,000  1,839,342   3,498,049  371,214   1,207,247   2,295,934  371,214  1,207,247   2,295,934
  25    1,600,000  2,075,460   4,750,271  266,641   1,502,705   3,439,362  266,641  1,502,705   3,439,362
  30    1,600,000  2,610,285   7,190,003   86,463   1,843,059   5,076,688   86,463  1,843,059   5,076,688
  35               2,778,654   9,211,036            2,212,598   7,334,600           2,212,598   7,334,600
  40               3,017,998  12,039,850            2,661,699  10,618,451           2,661,699  10,618,451
  45               3,479,195  16,703,367            3,230,035  15,507,171           3,230,035  15,507,171
  50               4,008,593  23,159,815            4,008,593  23,159,815           4,008,593  23,159,815


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50

                $102,352 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  AUTOMATIC ISSUE NONSMOKER UNDERWRITING RISK

                            $1,600,000 FACE AMOUNT

                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES FOR POLICIES ISSUED AFTER
                              DECEMBER 31, 2008.



                 DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING           CASH VALUE
             ASSUMING HYPOTHETICAL                HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                     GROSS ANNUAL                     GROSS ANNUAL
END OF         RATE OF RETURN OF                RATE OF RETURN OF                RATE OF RETURN OF
POLICY --------------------------------- -------------------------------  -------------------------------
  YEAR     0%         6%         10%        0%         6%         10%        0%        6%         10%
------ ---------- ---------- ----------- --------  ---------- ----------- -------- ---------- -----------
   1   $1,600,000 $1,600,000 $ 1,600,000 $ 81,723  $   86,312 $    89,370 $ 74,654 $   79,244 $    82,302
   2    1,600,000  1,600,000   1,600,000  155,733     169,562     179,079  148,664    162,494     172,010
   3    1,600,000  1,600,000   1,600,000  221,769     249,663     269,485  221,769    249,663     269,485
   4    1,600,000  1,600,000   1,600,000  288,679     335,619     370,087  288,679    335,619     370,087
   5    1,600,000  1,600,000   1,600,000  354,838     425,792     479,654  354,838    425,792     479,654
   6    1,600,000  1,600,000   1,600,000  420,389     520,542     599,149  420,389    520,542     599,149
   7    1,600,000  1,600,000   1,713,984  485,499     620,262     728,953  485,499    620,262     728,953
   8    1,600,000  1,600,000   1,789,000  471,547     641,814     783,663  471,547    641,814     783,663
   9    1,600,000  1,600,000   1,870,596  458,630     665,267     843,727  458,630    665,267     843,727
  10    1,600,000  1,600,000   1,960,029  447,159     691,011     910,015  447,159    691,011     910,015
  15    1,600,000  1,600,000   2,477,611  378,794     830,447   1,319,235  378,794    830,447   1,319,235
  20    1,600,000  1,666,511   3,186,887  292,167   1,004,589   1,921,087  292,167  1,004,589   1,921,087
  25    1,600,000  1,837,099   4,228,082  185,015   1,239,681   2,853,125  185,015  1,239,681   2,853,125
  30               2,245,177   6,218,848            1,503,884   4,165,564           1,503,884   4,165,564
  35               2,328,675   7,762,690            1,781,816   5,939,724           1,781,816   5,939,724
  40               2,469,903   9,908,832            2,112,245   8,473,968           2,112,245   8,473,968
  45               2,790,450  13,472,562            2,516,977  12,152,207           2,516,977  12,152,207
  50               3,060,224  17,781,021            3,060,224  17,781,021           3,060,224  17,781,021



   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50

                $102,352 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  AUTOMATIC ISSUE NONSMOKER UNDERWRITING RISK

                            $1,600,000 FACE AMOUNT

                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR


THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES FOR POLICIES ISSUED ON
                         OR BEFORE DECEMBER 31, 2008.



                DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
            ASSUMING HYPOTHETICAL               HYPOTHETICAL                ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                   GROSS ANNUAL                     GROSS ANNUAL
END OF        RATE OF RETURN OF              RATE OF RETURN OF                RATE OF RETURN OF
POLICY -------------------------------- -------------------------------- ----------------------------
 YEAR      0%         6%        10%        0%         6%        10%         0%       6%       10%
------ ---------- ---------- ----------  --------  --------  ----------  -------- -------- ----------
   1   $1,600,000 $1,600,000 $1,600,000 $ 84,498   $ 89,506  $   92,846  $ 76,310 $ 81,318 $   84,658
   2    1,600,000  1,600,000  1,600,000  159,269    174,088     184,301   151,081  165,900    176,113
   3    1,600,000  1,600,000  1,600,000  224,317    253,944     275,043   224,317  253,944    275,043
   4    1,600,000  1,600,000  1,600,000  295,979    345,633     382,182   295,979  345,633    382,182
   5    1,600,000  1,600,000  1,600,000  366,071    441,232     498,425   366,071  441,232    498,425
   6    1,600,000  1,600,000  1,600,000  434,669    541,115     624,878   434,669  541,115    624,878
   7    1,600,000  1,600,000  1,600,000  501,828    645,692     762,708   501,828  645,692    762,708
   8    1,600,000  1,600,000  1,650,052  475,292    657,570     811,259   475,292  657,570    811,259
   9    1,600,000  1,600,000  1,708,212  447,010    668,787     862,452   447,010  668,787    862,452
  10    1,600,000  1,600,000  1,768,093  416,764    679,229     916,398   416,764  679,229    916,398
  15    1,600,000  1,600,000  2,092,874  221,285    711,142   1,228,718   221,285  711,142  1,228,718
  20               1,600,000  2,458,489             673,048   1,613,622            673,048  1,613,622
  25               1,600,000  2,863,986             459,368   2,073,625            459,368  2,073,625
  30                          3,540,731                       2,500,025                     2,500,025
  35                          3,474,121                       2,766,387                     2,766,387
  40                          3,517,089                       3,101,869                     3,101,869
  45                          3,888,216                       3,609,765                     3,609,765
  50                          3,773,950                       3,773,950                     3,773,950


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50

                $102,352 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  AUTOMATIC ISSUE NONSMOKER UNDERWRITING RISK

                            $1,600,000 FACE AMOUNT

                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

  THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES FOR POLICIES ISSUED
                           AFTER DECEMBER 31, 2008.



                DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
            ASSUMING HYPOTHETICAL               HYPOTHETICAL                ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                   GROSS ANNUAL                     GROSS ANNUAL
END OF        RATE OF RETURN OF              RATE OF RETURN OF                RATE OF RETURN OF
POLICY -------------------------------- -------------------------------- ----------------------------
 YEAR      0%         6%        10%        0%         6%        10%         0%       6%       10%
------ ---------- ---------- ----------  --------  --------  ----------  -------- -------- ----------
   1   $1,600,000 $1,600,000 $1,600,000 $ 77,119   $ 81,567  $   84,533  $ 70,051 $ 74,499 $   77,464
   2    1,600,000  1,600,000  1,600,000  145,869    159,139     168,277   138,800  152,070    161,209
   3    1,600,000  1,600,000  1,600,000  206,136    232,754     251,692   206,136  232,754    251,692
   4    1,600,000  1,600,000  1,600,000  272,052    316,713     349,543   272,052  316,713    349,543
   5    1,600,000  1,600,000  1,600,000  336,457    404,047     455,397   336,457  404,047    455,397
   6    1,600,000  1,600,000  1,600,000  399,342    494,965     570,065   399,342  494,965    570,065
   7    1,600,000  1,600,000  1,632,343  460,731    589,741     694,232   460,731  589,741    694,232
   8    1,600,000  1,600,000  1,692,621  441,434    604,718     741,445   441,434  604,718    741,445
   9    1,600,000  1,600,000  1,754,862  421,110    619,588     791,525   421,110  619,588    791,525
  10    1,600,000  1,600,000  1,819,081  399,578    634,251     844,574   399,578  634,251    844,574
  15    1,600,000  1,600,000  2,168,188  261,901    697,232   1,154,479   261,901  697,232  1,154,479
  20    1,600,000  1,600,000  2,565,674   42,479    726,749   1,546,613    42,479  726,749  1,546,613
  25               1,600,000  3,015,526             682,939   2,034,888            682,939  2,034,888
  30               1,600,000  3,807,183             431,015   2,550,161            431,015  2,550,161
  35                          3,864,232                       2,956,767                     2,956,767
  40                          3,999,972                       3,420,750                     3,420,750
  45                          4,472,544                       4,034,221                     4,034,221
  50                          5,036,411                       5,036,411                     5,036,411



   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-888-458-2654 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

   For information about historical values of the Variable Account Sub-Accounts, for Sub-Account transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-888-458-2654.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.




File No. 811-3713

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2007, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. We have also audited the statements of operations and changes in net assets for each of the periods presented in the three years ended December 31, 2007, for the individual Sub-Account listed in Appendix B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2007, the results of their operations and the changes in their net assets for each of the periods presented in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                   APPENDIX A
MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF FI International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Lehman Brothers Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Franklin Templeton Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF Harris Oakmark Large Cap Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Overseas Sub-Account
MIST T. Rowe Price Mid-Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid-Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST Neuberger Berman Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST Cyclical Growth ETF Sub-Account
MIST Cyclical Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large-Cap Core Sub-Account
MIST Janus Forty Sub-Account

                                   APPENDIX B

MSF BlackRock Large Cap Sub-Account

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007



                                                          MSF
                                          MSF          BLACKROCK    MSF BLACKROCK      MSF MFS     MSF HARRIS OAKMARK
                                     ZENITH EQUITY    BOND INCOME    MONEY MARKET   TOTAL RETURN      FOCUSED VALUE
                                      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                                     -------------   ------------   -------------   ------------   ------------------
ASSETS:
  Investments at fair value........   $690,594,069   $127,264,799    $262,494,738   $129,344,353      $158,598,792
  Other receivables................             --             --              --            641                --
  Due from New England Life
     Insurance Company.............             --             --              --             --                --
                                      ------------   ------------    ------------   ------------      ------------
       Total Assets................    690,594,069    127,264,799     262,494,738    129,344,994       158,598,792
                                      ------------   ------------    ------------   ------------      ------------
LIABILITIES:
  Other payables...................              1              8              --             --                12
  Due to New England Life Insurance
     Company.......................      2,284,739        643,419         913,293        913,026           716,282
                                      ------------   ------------    ------------   ------------      ------------
       Total Liabilities...........      2,284,740        643,427         913,293        913,026           716,294
                                      ------------   ------------    ------------   ------------      ------------
NET ASSETS.........................   $688,309,329   $126,621,372    $261,581,445   $128,431,968      $157,882,498
                                      ============   ============    ============   ============      ============

                                         MSF FI
                                     VALUE LEADERS
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
  Investments at fair value........   $79,364,546
  Other receivables................            --
  Due from New England Life
     Insurance Company.............            --
                                      -----------
       Total Assets................    79,364,546
                                      -----------
LIABILITIES:
  Other payables...................            --
  Due to New England Life Insurance
     Company.......................       444,623
                                      -----------
       Total Liabilities...........       444,623
                                      -----------
NET ASSETS.........................   $78,919,923
                                      ===========




   The accompanying notes are an integral part of these financial statements.


                                                                     MSF WESTERN       MSF WESTERN ASSET
      MSF LOOMIS SAYLES      MSF DAVIS     MSF BLACKROCK LEGACY   ASSET MANAGEMENT   MANAGEMENT STRATEGIC   MSF FI MID CAP
          SMALL CAP        VENTURE VALUE     LARGE CAP GROWTH      U.S. GOVERNMENT    BOND OPPORTUNITIES     OPPORTUNITIES
         SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
      -----------------    -------------   --------------------   ----------------   --------------------   --------------

         $175,245,739       $384,998,705       $226,036,890          $8,641,838           $15,342,866         $33,999,805
                   --                 11                 --                  --                    --                   2
                   --                 --                 --                  --                    --                  --
         ------------       ------------       ------------          ----------           -----------         -----------
          175,245,739        384,998,716        226,036,890           8,641,838            15,342,866          33,999,807
         ------------       ------------       ------------          ----------           -----------         -----------

                   --                 --                 --                  --                    --                  --
              817,512          1,832,089          1,253,369              86,505               189,450             253,976
         ------------       ------------       ------------          ----------           -----------         -----------
              817,512          1,832,089          1,253,369              86,505               189,450             253,976
         ------------       ------------       ------------          ----------           -----------         -----------
         $174,428,227       $383,166,627       $224,783,521          $8,555,333           $15,153,416         $33,745,831
         ============       ============       ============          ==========           ===========         ===========

                                       MSF FI
      MSF JENNISON   MSF RUSSELL   INTERNATIONAL
         GROWTH       2000 INDEX       STOCK
       SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
      ------------   -----------   -------------

       $8,045,335    $27,290,053    $49,703,006
               --             --             --
               --             --             --
       ----------    -----------    -----------
        8,045,335     27,290,053     49,703,006
       ----------    -----------    -----------

               --             --              1
          106,109        231,575        253,907
       ----------    -----------    -----------
          106,109        231,575        253,908
       ----------    -----------    -----------
       $7,939,226    $27,058,478    $49,449,098
       ==========    ===========    ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                                DECEMBER 31, 2007



                                                                         MSF                 MSF
                                MSF BLACKROCK     MSF METLIFE      LEHMAN BROTHERS     MORGAN STANLEY       MSF METLIFE
                               STRATEGIC VALUE    STOCK INDEX   AGGREGATE BOND INDEX     EAFE INDEX     MID CAP STOCK INDEX
                                 SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                               ---------------   ------------   --------------------   --------------   -------------------
ASSETS:
  Investments at fair value..    $63,725,614     $222,829,425        $28,937,355         $22,317,061        $19,229,936
  Other receivables..........             --               --                 --                   1                 --
  Due from New England Life
     Insurance Company.......             --               --                 --                  --                 --
                                 -----------     ------------        -----------         -----------        -----------
       Total Assets..........     63,725,614      222,829,425         28,937,355          22,317,062         19,229,936
                                 -----------     ------------        -----------         -----------        -----------
LIABILITIES:
  Other payables.............              6                3                  1                  --                 --
  Due to New England Life
     Insurance Company.......        386,777        1,167,891            180,482             189,068            200,214
                                 -----------     ------------        -----------         -----------        -----------
       Total Liabilities.....        386,783        1,167,894            180,483             189,068            200,214
                                 -----------     ------------        -----------         -----------        -----------
NET ASSETS...................    $63,338,831     $221,661,531        $28,756,872         $22,127,994        $19,029,722
                                 ===========     ============        ===========         ===========        ===========

                                       MSF
                               FRANKLIN TEMPLETON
                                SMALL CAP GROWTH
                                   SUB-ACCOUNT
                               ------------------
ASSETS:
  Investments at fair value..      $7,204,909
  Other receivables..........              --
  Due from New England Life
     Insurance Company.......              --
                                   ----------
       Total Assets..........       7,204,909
                                   ----------
LIABILITIES:
  Other payables.............              --
  Due to New England Life
     Insurance Company.......         130,650
                                   ----------
       Total Liabilities.....         130,650
                                   ----------
NET ASSETS...................      $7,074,259
                                   ==========




   The accompanying notes are an integral part of these financial statements.


                               MSF               MSF                MSF                MSF              MSF
       MSF BLACKROCK    NEUBERGER BERMAN    HARRIS OAKMARK     T. ROWE PRICE      T. ROWE PRICE     OPPENHEIMER
      LARGE CAP VALUE     MID CAP VALUE    LARGE CAP VALUE   LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY
        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
      ---------------   ----------------   ---------------   ----------------   ----------------   -------------

        $12,047,592        $39,946,741       $12,428,637        $8,056,199         $4,302,777        $6,587,487
                 --                 --                --                --                 --                --
                 --                 --                --                --                 --                --
        -----------        -----------       -----------        ----------         ----------        ----------
         12,047,592         39,946,741        12,428,637         8,056,199          4,302,777         6,587,487
        -----------        -----------       -----------        ----------         ----------        ----------

                 --                  5                --                --                 --                --
            128,173            229,393           129,946           108,030             77,428           204,096
        -----------        -----------       -----------        ----------         ----------        ----------
            128,173            229,398           129,946           108,030             77,428           204,096
        -----------        -----------       -----------        ----------         ----------        ----------
        $11,919,419        $39,717,343       $12,298,691        $7,948,169         $4,225,349        $6,383,391
        ===========        ===========       ===========        ==========         ==========        ==========

                              MSF        MSF METLIFE
        MSF BLACKROCK      BLACKROCK    CONSERVATIVE
      AGGRESSIVE GROWTH   DIVERSIFIED    ALLOCATION
         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
      -----------------   -----------   ------------

          $2,301,682       $3,627,258    $2,075,961
                  --               --            --
                  --               --            --
          ----------       ----------    ----------
           2,301,682        3,627,258     2,075,961
          ----------       ----------    ----------

                  --               --            --
              68,454           79,152        62,338
          ----------       ----------    ----------
              68,454           79,152        62,338
          ----------       ----------    ----------
          $2,233,228       $3,548,106    $2,013,623
          ==========       ==========    ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                                DECEMBER 31, 2007


                                                                             MSF METLIFE
                                    MSF METLIFE                              MODERATE TO
                                  CONSERVATIVE TO          MSF METLIFE        AGGRESSIVE        MSF METLIFE           MSF FI
                                MODERATE ALLOCATION    MODERATE ALLOCATION    ALLOCATION   AGGRESSIVE ALLOCATION    LARGE CAP
                                    SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                -------------------    -------------------   -----------   ---------------------   -----------
ASSETS:
  Investments at fair value...       $3,348,667            $29,647,292       $40,760,271         $7,250,945          $226,159
  Other receivables...........               --                     --                --                 --                --
  Due from New England Life
     Insurance Company........               --                     --                --                 --                --
                                     ----------            -----------       -----------         ----------          --------
       Total Assets...........        3,348,667             29,647,292        40,760,271          7,250,945           226,159
                                     ----------            -----------       -----------         ----------          --------
LIABILITIES:
  Other payables..............               --                     --                --                 --                --
  Due to New England Life
     Insurance Company........           69,462                455,206           291,735            119,901             7,663
                                     ----------            -----------       -----------         ----------          --------
       Total Liabilities......           69,462                455,206           291,735            119,901             7,663
                                     ----------            -----------       -----------         ----------          --------
NET ASSETS....................       $3,279,205            $29,192,086       $40,468,536         $7,131,044          $218,496
                                     ==========            ===========       ===========         ==========          ========

                                AMERICAN FUNDS
                                    GROWTH
                                  SUB-ACCOUNT
                                --------------
ASSETS:
  Investments at fair value...   $236,869,518
  Other receivables...........             --
  Due from New England Life
     Insurance Company........             --
                                 ------------
       Total Assets...........    236,869,518
                                 ------------
LIABILITIES:
  Other payables..............              7
  Due to New England Life
     Insurance Company........      1,047,422
                                 ------------
       Total Liabilities......      1,047,429
                                 ------------
NET ASSETS....................   $235,822,089
                                 ============




   The accompanying notes are an integral part of these financial statements.



      AMERICAN FUNDS           AMERICAN FUNDS         AMERICAN FUNDS    FIDELITY VIP   FIDELITY VIP   MIST T. ROWE PRICE
       GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION        BOND        EQUITY-INCOME     OVERSEAS       MID-CAP GROWTH
        SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
      --------------    ---------------------------   --------------   -------------   ------------   ------------------

       $132,552,953             $88,458,567             $9,928,326      $161,393,068   $157,387,257       $25,371,265
                 --                      --                     --                --              1                --
                 --                      --                     --                --             --                --
       ------------             -----------             ----------      ------------   ------------       -----------
        132,552,953              88,458,567              9,928,326       161,393,068    157,387,258        25,371,265
       ------------             -----------             ----------      ------------   ------------       -----------

                  4                       4                     --                 1             --               644
            581,017                 501,563                121,877           687,251        625,550           176,313
       ------------             -----------             ----------      ------------   ------------       -----------
            581,021                 501,567                121,877           687,252        625,550           176,957
       ------------             -----------             ----------      ------------   ------------       -----------
       $131,971,932             $87,957,000             $9,806,449      $160,705,816   $156,761,708       $25,194,308
       ============             ===========             ==========      ============   ============       ===========

       MIST PIMCO      MIST RCM    MIST LAZARD
      TOTAL RETURN    TECHNOLOGY     MID-CAP
       SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
      ------------   -----------   -----------

       $58,649,638    $6,030,767    $8,630,036
                --             1            --
                --            --         5,101
       -----------    ----------    ----------
        58,649,638     6,030,768     8,635,137
       -----------    ----------    ----------

                 1            --            --
           290,062       102,504       104,664
       -----------    ----------    ----------
           290,063       102,504       104,664
       -----------    ----------    ----------
       $58,359,575    $5,928,264    $8,530,473
       ===========    ==========    ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
               STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                                DECEMBER 31, 2007


                                                                             MIST
                                                          MIST            LEGG MASON            MIST            MIST MFS
                                    MIST MET/AIM     HARRIS OAKMARK        PARTNERS       NEUBERGER BERMAN      RESEARCH
                                  SMALL CAP GROWTH    INTERNATIONAL   AGGRESSIVE GROWTH      REAL ESTATE     INTERNATIONAL
                                     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
                                  ----------------   --------------   -----------------   ----------------   -------------
ASSETS:
  Investments at fair value.....     $5,236,185        $55,351,392        $2,879,136         $23,811,123      $22,252,742
  Other receivables.............             --                 --                --                  --               --
  Due from New England Life
     Insurance Company..........             --                 --                --                  --               --
                                     ----------        -----------        ----------         -----------      -----------
       Total Assets.............      5,236,185         55,351,392         2,879,136          23,811,123       22,252,742
                                     ----------        -----------        ----------         -----------      -----------
LIABILITIES:
  Other payables................              2                  2                --                  --               --
  Due to New England Life
     Insurance Company..........         96,972            292,650            68,226             232,975          167,951
                                     ----------        -----------        ----------         -----------      -----------
       Total Liabilities........         96,974            292,652            68,226             232,975          167,951
                                     ----------        -----------        ----------         -----------      -----------
NET ASSETS......................     $5,139,211        $55,058,740        $2,810,910         $23,578,148      $22,084,791
                                     ==========        ===========        ==========         ===========      ===========

                                       MIST
                                    LORD ABBETT
                                  BOND DEBENTURE
                                    SUB-ACCOUNT
                                  --------------
ASSETS:
  Investments at fair value.....    $39,634,716
  Other receivables.............             --
  Due from New England Life
     Insurance Company..........             --
                                    -----------
       Total Assets.............     39,634,716
                                    -----------
LIABILITIES:
  Other payables................             --
  Due to New England Life
     Insurance Company..........        273,886
                                    -----------
       Total Liabilities........        273,886
                                    -----------
NET ASSETS......................    $39,360,830
                                    ===========




   The accompanying notes are an integral part of these financial statements.



        MIST OPPENHEIMER     MIST CYCLICAL        MIST CYCLICAL              MIST PIMCO          MIST LEGG MASON   MIST BLACKROCK
      CAPITAL APPRECIATION     GROWTH ETF     GROWTH AND INCOME ETF   INFLATION PROTECTED BOND     VALUE EQUITY    LARGE-CAP CORE
           SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT
      --------------------   -------------    ---------------------   ------------------------   ---------------   --------------

            $929,814            $855,470             $554,985                $1,603,711            $15,270,450       $2,121,728
                  --                  --                   --                        --                    452               --
                  --                  --                   --                        --                     --               --
            --------            --------             --------                ----------            -----------       ----------
             929,814             855,470              554,985                 1,603,711             15,270,902        2,121,728
            --------            --------             --------                ----------            -----------       ----------

                  --                  --                   --                        --                     --              453
              29,664              38,264               14,848                    23,837                138,816           61,864
            --------            --------             --------                ----------            -----------       ----------
              29,664              38,264               14,848                    23,837                138,816           62,317
            --------            --------             --------                ----------            -----------       ----------
            $900,150            $817,206             $540,137                $1,579,874            $15,132,086       $2,059,411
            ========            ========             ========                ==========            ===========       ==========

          MIST
      JANUS FORTY
      SUB-ACCOUNT
      -----------

       $4,390,017
               --
               --
       ----------
        4,390,017
       ----------

               --
           33,266
       ----------
           33,266
       ----------
       $4,356,751
       ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                             STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                           MSF ZENITH                           MSF BLACKROCK BOND
                                                             EQUITY                                   INCOME
                                                          SUB-ACCOUNT                               SUB-ACCOUNT
                                            ---------------------------------------   --------------------------------------
                                                2007          2006          2005         2007          2006          2005
                                            -----------   -----------   -----------   ----------   -----------   -----------
INVESTMENT INCOME:
  Dividends...............................  $ 5,502,763   $ 3,979,926   $ 6,876,189   $4,328,987   $ 7,710,876   $ 5,631,818
                                            -----------   -----------   -----------   ----------   -----------   -----------
EXPENSES:
  Mortality and expense risk charges......    4,386,637     4,467,612     4,495,973      679,178       717,365       772,945
  Administrative charges..................           --                                       --
                                            -----------   -----------   -----------   ----------   -----------   -----------
       Total expenses.....................    4,386,637     4,467,612     4,495,973      679,178       717,365       772,945
                                            -----------   -----------   -----------   ----------   -----------   -----------
  Net investment income (loss)............    1,116,126      (487,686)    2,380,216    3,649,809     6,993,511     4,858,873
                                            -----------   -----------   -----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized gain distributions.............           --            --            --           --       131,914     1,627,107
  Realized gains (losses) on sale of
     investments..........................    9,513,829     3,349,559    (5,379,155)     127,546       (13,781)      996,410
                                            -----------   -----------   -----------   ----------   -----------   -----------
       Net realized gains (losses)........    9,513,829     3,349,559    (5,379,155)     127,546       118,133     2,623,517
                                            -----------   -----------   -----------   ----------   -----------   -----------
  Change in unrealized gains (losses) on
     investments..........................   23,411,344    51,317,310    70,211,420    3,398,540    (2,014,842)   (4,913,177)
                                            -----------   -----------   -----------   ----------   -----------   -----------
  Net realized and unrealized gains
     (losses) on investments..............   32,925,173    54,666,869    64,832,265    3,526,086    (1,896,709)   (2,289,660)
                                            -----------   -----------   -----------   ----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations............  $34,041,299   $54,179,183   $67,212,481   $7,175,895   $ 5,096,802   $ 2,569,213
                                            ===========   ===========   ===========   ==========   ===========   ===========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                   MSF BLACKROCK                                    MSF MFS                            MSF HARRIS OAKMARK
                    MONEY MARKET                                  TOTAL RETURN                            FOCUSED VALUE
                    SUB-ACCOUNT                                   SUB-ACCOUNT                              SUB-ACCOUNT
       -------------------------------------        ---------------------------------------        --------------------------
           2007         2006         2005               2007          2006          2005               2007           2006
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------

       $10,093,362   $4,241,081   $2,504,875        $ 2,950,145   $ 4,709,688   $ 2,316,436        $  1,048,730   $   582,752
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------

           427,655      409,635      414,735            754,803       744,613       769,066             950,782     1,000,013
                --                                           --                                              --
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------
           427,655      409,635      414,735            754,803       744,613       769,066             950,782     1,000,013
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------
         9,665,707    3,831,446    2,090,140          2,195,342     3,965,075     1,547,370              97,948      (417,261)
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------

                --           --           --          4,463,515     2,946,345     1,468,852          23,124,324    17,981,050
                --           --           --          1,902,142    (1,226,278)   (5,994,499)          8,964,547    10,486,064
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------
                --           --           --          6,365,657     1,720,067    (4,525,647)         32,088,871    28,467,114
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------
                --           --           --         (3,417,410)    8,705,063     6,226,980         (44,475,207)   (6,779,768)
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------
                --           --           --          2,948,247    10,425,130     1,701,333         (12,386,336)   21,687,346
       -----------   ----------   ----------        -----------   -----------   -----------        ------------   -----------
       $ 9,665,707   $3,831,446   $2,090,140        $ 5,143,589   $14,390,205   $ 3,248,703        $(12,288,388)  $21,270,085
       ===========   ==========   ==========        ===========   ===========   ===========        ============   ===========

        MSF HARRIS
         OAKMARK
         FOCUSED
          VALUE
       SUB-ACCOUNT
       -----------
           2005
       -----------

       $    81,262
       -----------

         1,028,292
       -----------
         1,028,292
       -----------
          (947,030)
       -----------

         1,952,508
        10,028,942
       -----------
        11,981,450
       -----------
         5,681,945
       -----------
        17,663,395
       -----------
       $16,716,365
       ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                          MSF FI VALUE                           MSF LOOMIS SAYLES
                                                            LEADERS                                  SMALL CAP
                                                          SUB-ACCOUNT                               SUB-ACCOUNT
                                            ---------------------------------------   ---------------------------------------
                                                2007          2006          2005          2007          2006          2005
                                            -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends...............................  $   809,095   $   958,429   $   928,280   $   146,606   $        --   $        --
                                            -----------   -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Mortality and expense risk charges......      548,087       557,966       531,868     1,052,120     1,011,861       942,436
  Administrative charges..................           --                          --            --            --            --
                                            -----------   -----------   -----------   -----------   -----------   -----------
       Total expenses.....................      548,087       557,966       531,868     1,052,120     1,011,861       942,436
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)............      261,008       400,463       396,412      (905,514)   (1,011,861)     (942,436)
                                            -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized gain distributions.............    7,659,831     2,213,565            --    20,142,285    14,538,332     1,892,004
  Realized gains (losses) on sale of
     investments..........................      584,957    (1,027,480)   (2,000,300)    3,068,217     2,674,592     7,354,968
                                            -----------   -----------   -----------   -----------   -----------   -----------
       Net realized gains (losses)........    8,244,788     1,186,085    (2,000,300)   23,210,502    17,212,924     9,246,972
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Change in unrealized gains (losses) on
     investments..........................   (5,423,442)    7,503,062     9,329,675    (3,427,252)    8,523,003     1,095,808
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Net realized and unrealized gains
     (losses) on investments..............    2,821,346     8,689,147     7,329,375    19,783,250    25,735,927    10,342,780
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations............  $ 3,082,354   $ 9,089,610   $ 7,725,787   $18,877,736   $24,724,066   $ 9,400,344
                                            ===========   ===========   ===========   ===========   ===========   ===========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

           MSF DAVIS VENTURE                             MSF BLACKROCK LEGACY                    MSF WESTERN ASSET MANAGEMENT
                 VALUE                                     LARGE CAP GROWTH                             U.S. GOVERNMENT
              SUB-ACCOUNT                                    SUB-ACCOUNT                                  SUB-ACCOUNT
--------------------------------------        -----------------------------------------        --------------------------------
    2007         2006          2005               2007          2006           2005               2007        2005       2006
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------

$ 3,162,666  $ 3,079,024   $ 2,385,741        $   431,640   $    259,843   $    927,385        $ 180,075   $ 217,962   $ 52,739
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------

  2,172,613    2,091,326     2,023,092          1,322,272      1,306,165      1,349,395           48,445      52,571     12,987
         --           --            --                 --             --             --               --          --         --
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------
  2,172,613    2,091,326     2,023,092          1,322,272      1,306,165      1,349,395           48,445      52,571     12,987
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------
    990,053      987,698       362,649           (890,632)    (1,046,322)      (422,010)         131,630     165,391     39,752
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------

         --           --            --                 --             --             --               --          --     71,945
  9,218,751    4,885,353     4,781,824         (5,770,805)   (12,779,112)   (14,537,569)         548,137    (135,837)       474
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------
  9,218,751    4,885,353     4,781,824         (5,770,805)   (12,779,112)   (14,537,569)         548,137    (135,837)    72,419
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------
  5,528,444   43,007,635    26,829,481         42,663,606     21,093,144     28,235,221         (163,639)    403,509    (63,876)
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------
 14,747,195   47,892,988    31,611,305         36,892,801      8,314,032     13,697,652          384,498     267,672      8,543
-----------  -----------   -----------        -----------   ------------   ------------        ---------   ---------   --------
$15,737,248  $48,880,686   $31,973,954        $36,002,169   $  7,267,710   $ 13,275,642        $ 516,128   $ 433,063   $ 48,295
===========  ===========   ===========        ===========   ============   ============        =========   =========   ========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                  MSF WESTERN ASSET MANAGEMENT               MSF FI MID CAP
                                                  STRATEGIC BOND OPPORTUNITIES                OPPORTUNITIES
                                                          SUB-ACCOUNT                          SUB-ACCOUNT
                                                -------------------------------   ------------------------------------
                                                  2007       2006        2005        2007         2006         2005
                                                --------   --------   ---------   ----------   ----------   ----------
INVESTMENT INCOME:
  Dividends...................................  $410,391   $625,265   $ 157,099   $   45,446   $    1,790   $       --
                                                --------   --------   ---------   ----------   ----------   ----------
EXPENSES:
  Mortality and expense risk charges..........    62,240     50,309      26,433      181,049      174,002      176,847
  Administrative charges......................        --         --                       --           --
                                                --------   --------   ---------   ----------   ----------   ----------
     Total expenses...........................    62,240     50,309      26,433      181,049      174,002      176,847
                                                --------   --------   ---------   ----------   ----------   ----------
  Net investment income (loss)................   348,151    574,956     130,666     (135,603)    (172,212)    (176,847)
                                                --------   --------   ---------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions.................    14,151     99,652      96,910           --           --           --
  Realized gains (losses) on sale of
     investments..............................   (87,287)   (87,814)    129,189    2,127,224    1,255,273     (428,954)
                                                --------   --------   ---------   ----------   ----------   ----------
     Net realized gains (losses)..............   (73,136)    11,838     226,099    2,127,224    1,255,273     (428,954)
                                                --------   --------   ---------   ----------   ----------   ----------
  Change in unrealized gains (losses) on
     investments..............................   253,652      8,968    (186,816)     529,109    2,418,061    2,538,292
                                                --------   --------   ---------   ----------   ----------   ----------
  Net realized and unrealized gains (losses)
     on investments...........................   180,516     20,806      39,283    2,656,333    3,673,334    2,109,338
                                                --------   --------   ---------   ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from operations................  $528,667   $595,762   $ 169,949   $2,520,730   $3,501,122   $1,932,491
                                                ========   ========   =========   ==========   ==========   ==========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.



          MSF JENNISON                            MSF RUSSELL 2000                           MSF FI INTERNATIONAL
             GROWTH                                    INDEX                                        STOCK
          SUB-ACCOUNT                               SUB-ACCOUNT                                  SUB-ACCOUNT
-------------------------------        -------------------------------------        -------------------------------------
  2007      2006       2005(A)             2007         2006         2005               2007         2006         2005
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------

$ 33,839  $     --   $       --        $   268,946   $  230,031   $  180,042        $   544,110   $  729,587   $  280,738
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------

  34,144    35,207       23,580            128,128      127,671      116,225            264,117      260,392      246,068
      --                     --                 --           --           --                 --           --           --
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------
  34,144    35,207       23,580            128,128      127,671      116,225            264,117      260,392      246,068
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------
    (305)  (35,207)     (23,580)           140,818      102,360       63,817            279,993      469,195       34,670
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------

 283,769     6,968           --          2,200,968    1,065,026      881,529          2,643,262           --           --
 315,524   343,593      113,996          1,226,017    2,295,212    1,047,635          2,972,805    3,142,765       60,812
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------
 599,293   350,561      113,996          3,426,985    3,360,238    1,929,164          5,616,067    3,142,765       60,812
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------
 241,138   (97,967)   1,346,139         (4,104,853)     760,311     (920,521)        (1,169,019)   3,874,760    7,358,868
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------
 840,431   252,594    1,460,135           (677,868)   4,120,549    1,008,643          4,447,048    7,017,525    7,419,680
--------  --------   ----------        -----------   ----------   ----------        -----------   ----------   ----------
$840,126  $217,387   $1,436,555        $  (537,050)  $4,222,909   $1,072,460        $ 4,727,041   $7,486,720   $7,454,350
========  ========   ==========        ===========   ==========   ==========        ===========   ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                          MSF BLACKROCK                              MSF METLIFE
                                                         STRATEGIC VALUE                             STOCK INDEX
                                                           SUB-ACCOUNT                               SUB-ACCOUNT
                                            ----------------------------------------   --------------------------------------
                                                2007           2006          2005          2007          2006         2005
                                            ------------   -----------   -----------   -----------   -----------   ----------
INVESTMENT INCOME:
  Dividends...............................  $    220,789   $   224,665   $        --   $ 2,398,288   $ 4,372,870   $3,421,268
                                            ------------   -----------   -----------   -----------   -----------   ----------
EXPENSES:
  Mortality and expense risk charges......       325,408       335,248       350,929     1,332,854     1,289,082    1,270,350
  Administrative charges..................            --            --            --            --            --           --
                                            ------------   -----------   -----------   -----------   -----------   ----------
     Total expenses.......................       325,408       335,248       350,929     1,332,854     1,289,082    1,270,350
                                            ------------   -----------   -----------   -----------   -----------   ----------
  Net investment income (loss)............      (104,619)     (110,583)     (350,929)    1,065,434     3,083,788    2,150,918
                                            ------------   -----------   -----------   -----------   -----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized gain distributions.............     8,479,929    13,284,231     4,835,969     4,661,979     7,462,193           --
  Realized gains (losses) on sale of
     investments..........................     4,161,467     1,764,431     2,738,291     3,177,430       685,540     (869,033)
                                            ------------   -----------   -----------   -----------   -----------   ----------
     Net realized gains (losses)..........    12,641,396    15,048,662     7,574,260     7,839,409     8,147,733     (869,033)
                                            ------------   -----------   -----------   -----------   -----------   ----------
  Change in unrealized gains (losses) on
     investments..........................   (15,003,565)   (4,163,723)   (4,669,915)    1,523,885    19,171,837    6,994,271
                                            ------------   -----------   -----------   -----------   -----------   ----------
  Net realized and unrealized gains
     (losses) on investments..............    (2,362,169)   10,884,939     2,904,345     9,363,294    27,319,570    6,125,238
                                            ------------   -----------   -----------   -----------   -----------   ----------
  Net increase (decrease) in net assets
     resulting from operations............  $ (2,466,788)  $10,774,356   $ 2,553,416   $10,428,728   $30,403,358   $8,276,156
                                            ============   ===========   ===========   ===========   ===========   ==========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

        MSF LEHMAN BROTHERS                         MSF MORGAN STANLEY                              MSF METLIFE
        AGGREGATE BOND INDEX                            EAFE INDEX                              MID CAP STOCK INDEX
            SUB-ACCOUNT                                 SUB-ACCOUNT                                 SUB-ACCOUNT
-----------------------------------        ------------------------------------        ------------------------------------
   2007        2006         2005              2007         2006         2005              2007         2006         2005
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------

$1,404,882  $1,293,549   $1,157,616        $  410,461   $  265,198   $  179,280        $  145,663   $  192,747   $   91,207
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------

    95,544      95,979      103,536            77,728       59,709       45,771            72,303       61,078       52,899
        --          --           --                --           --           --                --           --           --
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------
    95,544      95,979      103,536            77,728       59,709       45,771            72,303       61,078       52,899
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------
 1,309,338   1,197,570    1,054,080           332,733      205,489      133,509            73,360      131,669       38,308
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------

        --          --           --           218,913           --           --           780,511    1,093,970      667,929
  (421,410)   (259,014)       8,478         1,209,367      885,145      820,065           656,349    1,024,828      662,040
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------
  (421,410)   (259,014)       8,478         1,428,280      885,145      820,065         1,436,860    2,118,798    1,329,969
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------
   905,709     151,885     (564,840)          230,293    2,461,504      569,205          (229,825)    (744,231)     184,066
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------
   484,299    (107,129)    (556,362)        1,658,573    3,346,649    1,389,270         1,207,035    1,374,567    1,514,035
----------  ----------   ----------        ----------   ----------   ----------        ----------   ----------   ----------
$1,793,637  $1,090,441   $  497,718        $1,991,306   $3,552,138   $1,522,779        $1,280,395   $1,506,236   $1,552,343
==========  ==========   ==========        ==========   ==========   ==========        ==========   ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                      MSF FRANKLIN TEMPLETON                 MSF BLACKROCK
                                                         SMALL CAP GROWTH                      LARGE CAP
                                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                                 --------------------------------   -------------------------------
                                                    2007       2006        2005      2007(B)      2006       2005
                                                 ---------   --------   ---------   ---------   --------   --------
INVESTMENT INCOME:
  Dividends....................................  $      --   $     --   $      --   $  29,085   $ 22,762   $ 15,079
                                                 ---------   --------   ---------   ---------   --------   --------
EXPENSES:
  Mortality and expense risk charges...........     26,810     28,720      27,835       1,428      4,287      3,792
  Administrative charges.......................         --         --          --          --         --         --
                                                 ---------   --------   ---------   ---------   --------   --------
     Total expenses............................     26,810     28,720      27,835       1,428      4,287      3,792
                                                 ---------   --------   ---------   ---------   --------   --------
  Net investment income (loss).................    (26,810)   (28,720)    (27,835)     27,657     18,475     11,287
                                                 ---------   --------   ---------   ---------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions..................    510,107    349,716     214,727          --         --         --
  Realized gains (losses) on sale of
     investments...............................    304,907    374,033     375,574     367,439     96,820     91,015
                                                 ---------   --------   ---------   ---------   --------   --------
     Net realized gains (losses)...............    815,014    723,749     590,301     367,439     96,820     91,015
                                                 ---------   --------   ---------   ---------   --------   --------
  Change in unrealized gains (losses) on
     investments...............................   (481,667)   (40,740)   (268,460)   (295,910)   114,020    (52,412)
                                                 ---------   --------   ---------   ---------   --------   --------
  Net realized and unrealized gains (losses) on
     investments...............................    333,347    683,009     321,841      71,529    210,840     38,603
                                                 ---------   --------   ---------   ---------   --------   --------
  Net increase (decrease) in net assets
     resulting from operations.................  $ 306,537   $654,289   $ 294,006   $  99,186   $229,315   $ 49,890
                                                 =========   ========   =========   =========   ========   ========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

          MSF BLACKROCK                          MSF NEUBERGER BERMAN                         MSF HARRIS OAKMARK
         LARGE CAP VALUE                            MID CAP VALUE                               LARGE CAP VALUE
           SUB-ACCOUNT                               SUB-ACCOUNT                                  SUB-ACCOUNT
--------------------------------        -------------------------------------        ------------------------------------
   2007       2006        2005              2007         2006         2005               2007         2006         2005
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------

$ 101,926  $   80,958   $ 42,131        $   223,989   $  180,406   $   67,355        $   107,958   $  103,127   $  83,913
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------

   36,677      21,578     17,673            186,043      178,822      132,620             48,197       52,868      56,910
       --          --         --                 --           --           --                 --           --          --
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------
   36,677      21,578     17,673            186,043      178,822      132,620             48,197       52,868      56,910
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------
   65,249      59,380     24,458             37,946        1,584      (65,265)            59,761       50,259      27,003
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------

  387,606     396,606     45,372          1,205,537    3,259,000    1,934,364            377,407           --          --
  359,624     148,622    148,397          1,141,912    1,396,123      708,334            458,712      704,802     486,957
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------
  747,230     545,228    193,769          2,347,449    4,655,123    2,642,698            836,119      704,802     486,957
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------
 (599,618)    598,642     54,281         (1,353,621)    (908,234)     476,829         (1,411,253)   1,401,637    (644,749)
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------
  147,612   1,143,870    248,050            993,828    3,746,889    3,119,527           (575,134)   2,106,439    (157,792)
---------  ----------   --------        -----------   ----------   ----------        -----------   ----------   ---------
$ 212,861  $1,203,250   $272,508        $ 1,031,774   $3,748,473   $3,054,262        $  (515,373)  $2,156,698   $(130,789)
=========  ==========   ========        ===========   ==========   ==========        ===========   ==========   =========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                         MSF T. ROWE PRICE                MSF T. ROWE PRICE
                                                         LARGE CAP GROWTH                 SMALL CAP GROWTH
                                                            SUB-ACCOUNT                      SUB-ACCOUNT
                                                  ------------------------------   ------------------------------
                                                    2007       2006       2005       2007       2006       2005
                                                  --------   --------   --------   --------   --------   --------
INVESTMENT INCOME:
  Dividends.....................................  $ 30,054   $ 23,618   $ 22,907   $     --   $     --   $     --
                                                  --------   --------   --------   --------   --------   --------
EXPENSES:
  Mortality and expense risk charges............    32,838     18,139      4,385     18,437     13,378      2,744
  Administrative charges........................        --         --         --         --         --         --
                                                  --------   --------   --------   --------   --------   --------
     Total expenses.............................    32,838     18,139      4,385     18,437     13,378      2,744
                                                  --------   --------   --------   --------   --------   --------
  Net investment income (loss)..................    (2,784)     5,479     18,522    (18,437)   (13,378)    (2,744)
                                                  --------   --------   --------   --------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions...................    59,691         --         --         --         --         --
  Realized gains (losses) on sale of
     investments................................   282,606    414,265     52,379    153,641    148,598     35,555
                                                  --------   --------   --------   --------   --------   --------
     Net realized gains (losses)................   342,297    414,265     52,379    153,641    148,598     35,555
                                                  --------   --------   --------   --------   --------   --------
  Change in unrealized gains (losses) on
     investments................................   220,924    274,201    401,931    266,932    (69,411)   111,744
                                                  --------   --------   --------   --------   --------   --------
  Net realized and unrealized gains (losses) on
     investments................................   563,221    688,466    454,310    420,573     79,187    147,299
                                                  --------   --------   --------   --------   --------   --------
  Net increase (decrease) in net assets
     resulting from operations..................  $560,437   $693,945   $472,832   $402,136   $ 65,809   $144,555
                                                  ========   ========   ========   ========   ========   ========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

       MSF OPPENHEIMER                          MSF BLACKROCK                           MSF BLACKROCK
        GLOBAL EQUITY                         AGGRESSIVE GROWTH                          DIVERSIFIED
         SUB-ACCOUNT                             SUB-ACCOUNT                             SUB-ACCOUNT
-----------------------------           ----------------------------           ------------------------------
  2007      2006       2005               2007       2006      2005              2007       2006       2005
--------  --------   --------           --------   -------   -------           --------   --------   --------

$ 67,589  $ 92,861   $  4,794           $     --   $    --   $    --           $ 80,791   $ 75,836   $ 23,386
--------  --------   --------           --------   -------   -------           --------   --------   --------

  24,863    16,758      3,627              6,542     4,379     1,689             10,216     10,705      6,411
      --        --         --                 --        --        --                 --         --         --
--------  --------   --------           --------   -------   -------           --------   --------   --------
  24,863    16,758      3,627              6,542     4,379     1,689             10,216     10,705      6,411
--------  --------   --------           --------   -------   -------           --------   --------   --------
  42,726    76,103      1,167             (6,542)   (4,379)   (1,689)            70,575     65,131     16,975
--------  --------   --------           --------   -------   -------           --------   --------   --------

  88,174    71,767         --                 --        --        --                 --         --         --
 266,756   148,433     14,077             83,010    53,157    29,202            122,433     32,548     42,119
--------  --------   --------           --------   -------   -------           --------   --------   --------
 354,930   220,200     14,077             83,010    53,157    29,202            122,433     32,548     42,119
--------  --------   --------           --------   -------   -------           --------   --------   --------
 (64,091)  302,557    177,774            210,386    13,209    29,347            (15,315)   223,263     41,409
--------  --------   --------           --------   -------   -------           --------   --------   --------
 290,839   522,757    191,851            293,396    66,366    58,549            107,118    255,811     83,528
--------  --------   --------           --------   -------   -------           --------   --------   --------
$333,565  $598,860   $193,018           $286,854   $61,987   $56,860           $177,693   $320,942   $100,503
========  ========   ========           ========   =======   =======           ========   ========   ========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                             MSF METLIFE             MSF METLIFE CONSERVATIVE
                                                       CONSERVATIVE ALLOCATION        TO MODERATE ALLOCATION
                                                             SUB-ACCOUNT                    SUB-ACCOUNT
                                                    ----------------------------   ----------------------------
                                                      2007       2006    2005(A)     2007       2006    2005(A)
                                                    --------   -------   -------   --------   -------   -------
INVESTMENT INCOME:
  Dividends.......................................  $     --   $15,353    $1,666   $     --   $ 7,682    $  921
                                                    --------   -------    ------   --------   -------    ------
EXPENSES:
  Mortality and expense risk charges..............     7,484     1,896       574      6,272     1,020       189
  Administrative charges..........................        --        --        --         --        --        --
                                                    --------   -------    ------   --------   -------    ------
     Total expenses...............................     7,484     1,896       574      6,272     1,020       189
                                                    --------   -------    ------   --------   -------    ------
  Net investment income (loss)....................    (7,484)   13,457     1,092     (6,272)    6,662       732
                                                    --------   -------    ------   --------   -------    ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions.....................       837     5,892       441      4,518     5,267        45
  Realized gains (losses) on sale of investments..    79,400     1,663        35     93,567    (1,515)    1,590
                                                    --------   -------    ------   --------   -------    ------
     Net realized gains (losses)..................    80,237     7,555       476     98,085     3,752     1,635
                                                    --------   -------    ------   --------   -------    ------
  Change in unrealized gains (losses) on
     investments..................................    26,176    23,520     4,828     42,349    37,322     1,955
                                                    --------   -------    ------   --------   -------    ------
  Net realized and unrealized gains (losses) on
     investments..................................   106,413    31,075     5,304    140,434    41,074     3,590
                                                    --------   -------    ------   --------   -------    ------
  Net increase (decrease) in net assets resulting
     from operations..............................  $ 98,929   $44,532    $6,396   $134,162   $47,736    $4,322
                                                    ========   =======    ======   ========   =======    ======




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                   MSF METLIFE
          MSF METLIFE                         MODERATE TO AGGRESSIVE                        MSF METLIFE
      MODERATE ALLOCATION                           ALLOCATION                         AGGRESSIVE ALLOCATION
          SUB-ACCOUNT                              SUB-ACCOUNT                              SUB-ACCOUNT
------------------------------           -------------------------------           -----------------------------
  2007       2006      2005(A)             2007        2006      2005(A)             2007       2006     2005(A)
--------  ----------   -------           --------   ----------   -------           --------   --------   -------

$ 46,442  $  193,892   $15,189           $ 69,019   $  105,754   $10,881           $ 15,959   $ 11,554   $ 1,511
--------  ----------   -------           --------   ----------   -------           --------   --------   -------

  55,629      22,851     2,590             92,683       33,391     2,174             23,833      6,252       350
      --          --        --                 --           --        --                 --         --        --
--------  ----------   -------           --------   ----------   -------           --------   --------   -------
  55,629      22,851     2,590             92,683       33,391     2,174             23,833      6,252       350
--------  ----------   -------           --------   ----------   -------           --------   --------   -------
  (9,187)    171,041    12,599            (23,664)      72,363     8,707             (7,874)     5,302     1,161
--------  ----------   -------           --------   ----------   -------           --------   --------   -------

  32,152     271,127       337             39,440      269,137       253             10,196     48,490     1,142
 340,089      68,899     1,188            600,792       97,892     4,220            107,011     19,663     1,271
--------  ----------   -------           --------   ----------   -------           --------   --------   -------
 372,241     340,026     1,525            640,232      367,029     4,473            117,207     68,153     2,413
--------  ----------   -------           --------   ----------   -------           --------   --------   -------
 434,465     763,970    80,069            110,236    1,414,416    59,638            (66,432)   190,262    12,700
--------  ----------   -------           --------   ----------   -------           --------   --------   -------
 806,706   1,103,996    81,594            750,468    1,781,445    64,111             50,775    258,415    15,113
--------  ----------   -------           --------   ----------   -------           --------   --------   -------
$797,519  $1,275,037   $94,193           $726,804   $1,853,808   $72,818           $ 42,901   $263,717   $16,274
========  ==========   =======           ========   ==========   =======           ========   ========   =======




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005



                                                      MSF FI LARGE CAP            AMERICAN FUNDS GROWTH
                                                        SUB-ACCOUNT                    SUB-ACCOUNT
                                                     -----------------   ---------------------------------------
                                                       2007    2006(C)       2007          2006          2005
                                                     -------   -------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................................  $   201    $   --   $ 1,808,360   $ 1,615,103   $ 1,155,350
                                                     -------    ------   -----------   -----------   -----------
EXPENSES:
  Mortality and expense risk charges...............      450        14       931,420       840,501       725,394
  Administrative charges...........................       --        --            --            --            --
                                                     -------    ------   -----------   -----------   -----------
     Total expenses................................      450        14       931,420       840,501       725,394
                                                     -------    ------   -----------   -----------   -----------
  Net investment income (loss).....................     (249)      (14)      876,940       774,602       429,956
                                                     -------    ------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions......................    8,351        --    15,721,386     1,235,025            --
  Realized gains (losses) on sale of investments...   (1,581)        3    13,121,698     5,192,349     2,405,771
                                                     -------    ------   -----------   -----------   -----------
     Net realized gains (losses)...................    6,770         3    28,843,084     6,427,374     2,405,771
                                                     -------    ------   -----------   -----------   -----------
  Change in unrealized gains (losses) on
     investments...................................   (2,362)    1,229    (4,084,594)   11,430,058    21,506,036
                                                     -------    ------   -----------   -----------   -----------
  Net realized and unrealized gains (losses) on
     Investments...................................    4,408     1,232    24,758,490    17,857,432    23,911,807
                                                     -------    ------   -----------   -----------   -----------
  Net increase (decrease) in net assets resulting
     from operations...............................  $ 4,159    $1,218   $25,635,430   $18,632,034   $24,341,763
                                                     =======    ======   ===========   ===========   ===========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

            AMERICAN FUNDS                                  AMERICAN FUNDS
            GROWTH-INCOME                             GLOBAL SMALL CAPITALIZATION                AMERICAN FUNDS BOND
             SUB-ACCOUNT                                      SUB-ACCOUNT                            SUB-ACCOUNT
-------------------------------------           --------------------------------------           -------------------
    2007         2006         2005                  2007          2006         2005                 2007     2006(C)
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------

$ 2,024,719  $ 1,767,133   $1,310,673           $ 2,390,291   $   265,030   $  346,171           $ 602,879   $ 5,629
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------

    467,907      423,392      407,832               352,106       262,581      174,725              29,462     4,908
         --           --           --                    --            --           --                  --        --
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------
    467,907      423,392      407,832               352,106       262,581      174,725              29,462     4,908
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------
  1,556,812    1,343,741      902,841             2,038,185         2,449      171,446             573,417       721
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------

  4,240,718    2,556,084      387,210             6,097,376     2,961,958           --                  --        --
  4,528,995    4,285,244    1,956,707             4,426,929     2,972,183    2,045,188              35,969       (45)
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------
  8,769,713    6,841,328    2,343,917            10,524,305     5,934,141    2,045,188              35,969       (45)
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------
 (4,583,687)   7,262,226    2,102,684             1,634,253     6,069,880    6,281,497            (437,728)   90,784
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------
  4,186,026   14,103,554    4,446,601            12,158,558    12,004,021    8,326,685            (401,759)   90,739
-----------  -----------   ----------           -----------   -----------   ----------           ---------   -------
$ 5,742,838  $15,447,295   $5,349,442           $14,196,743   $12,006,470   $8,498,131           $ 171,658   $91,460
===========  ===========   ==========           ===========   ===========   ==========           =========   =======




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005



                                                  FIDELITY VIP EQUITY-INCOME                   FIDELITY VIP OVERSEAS
                                                          SUB-ACCOUNT                               SUB-ACCOUNT
                                           ----------------------------------------   ---------------------------------------
                                               2007           2006          2005          2007          2006          2005
                                           ------------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends..............................  $  3,064,817   $ 5,504,500   $ 2,594,848   $ 5,111,389   $ 1,245,648   $   817,432
                                           ------------   -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Mortality and expense risk charges.....     1,045,345       988,690       968,260       918,741       857,135       756,839
  Administrative charges.................            --                                        --
                                           ------------   -----------   -----------   -----------   -----------   -----------
     Total expenses......................     1,045,345       988,690       968,260       918,741       857,135       756,839
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)...........     2,019,472     4,515,810     1,626,588     4,192,648       388,513        60,593
                                           ------------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
  Realized gain distributions............    13,515,291    19,947,649     5,702,259    10,137,255       865,959       639,729
  Realized gains (losses) on sale of
     investments.........................     2,864,369     3,302,552     4,169,368       220,654    (2,696,039)      976,472
                                           ------------   -----------   -----------   -----------   -----------   -----------
     Net realized gains (losses).........    16,379,660    23,250,201     9,871,627    10,357,909    (1,830,080)    1,616,201
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Change in unrealized gains (losses) on
     investments.........................   (16,083,412)    1,879,953    (3,446,973)    8,937,231    24,309,349    19,836,609
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Net realized and unrealized gains
     (losses) on investments.............       296,248    25,130,154     6,424,654    19,295,140    22,479,269    21,452,810
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations...........  $  2,315,720   $29,645,964   $ 8,051,242   $23,487,788   $22,867,782   $21,513,403
                                           ============   ===========   ===========   ===========   ===========   ===========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

         MIST T. ROWE PRICE                                MIST PIMCO
           MID-CAP GROWTH                                 TOTAL RETURN                             MIST RCM TECHNOLOGY
            SUB-ACCOUNT                                   SUB-ACCOUNT                                  SUB-ACCOUNT
-----------------------------------           -----------------------------------           --------------------------------
   2007        2006         2005                 2007         2006         2005                2007        2006       2005
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------

$   54,866  $       --   $       --           $1,944,178   $1,199,023   $  22,275           $       --   $     --   $     --
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------

   101,197      87,596       66,861              203,511      188,799     158,792               18,206     14,830     15,761
        --                                            --                                            --
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------
   101,197      87,596       66,861              203,511      188,799     158,792               18,206     14,830     15,761
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------
   (46,331)    (87,596)     (66,861)           1,740,667    1,010,224    (136,517)             (18,206)   (14,830)   (15,761)
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------

 1,046,424     660,383      368,914                   --       17,702     263,932              151,685         --     25,657
 1,737,033     638,410      607,665               35,653        4,333     148,971              502,076     28,396    (70,742)
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------
 2,783,457   1,298,793      976,579               35,653       22,035     412,903              653,761     28,396    (45,085)
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------
   895,981     (53,103)   1,202,380            2,098,892    1,194,931     477,776              595,431    157,821    409,427
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------
 3,679,438   1,245,690    2,178,959            2,134,545    1,216,966     890,679            1,249,192    186,217    364,342
----------  ----------   ----------           ----------   ----------   ---------           ----------   --------   --------
$3,633,107  $1,158,094   $2,112,098           $3,875,212   $2,227,190   $ 754,162           $1,230,986   $171,387   $348,581
==========  ==========   ==========           ==========   ==========   =========           ==========   ========   ========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                            MIST LAZARD                        MIST MET/AIM
                                                              MID-CAP                        SMALL CAP GROWTH
                                                            SUB-ACCOUNT                         SUB-ACCOUNT
                                                ----------------------------------   --------------------------------
                                                    2007        2006        2005       2007        2006        2005
                                                -----------   --------   ---------   --------   ---------   ---------
INVESTMENT INCOME:
  Dividends...................................  $    57,415   $ 32,928   $  21,353   $     --   $      --   $      --
                                                -----------   --------   ---------   --------   ---------   ---------
EXPENSES:
  Mortality and expense risk charges..........       41,294     28,902      28,093     19,748      19,305      18,759
  Administrative charges......................           --                     --         --                      --
                                                -----------   --------   ---------   --------   ---------   ---------
     Total expenses...........................       41,294     28,902      28,093     19,748      19,305      18,759
                                                -----------   --------   ---------   --------   ---------   ---------
  Net investment income (loss)................       16,121      4,026      (6,740)   (19,748)    (19,305)    (18,759)
                                                -----------   --------   ---------   --------   ---------   ---------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions.................      786,878    723,389     644,873     69,016     561,530      77,549
  Realized gains (losses) on sale of
     investments..............................       35,802     42,786     230,324    268,048     213,397     337,036
                                                -----------   --------   ---------   --------   ---------   ---------
     Net realized gains (losses)..............      822,680    766,175     875,197    337,064     774,927     414,585
                                                -----------   --------   ---------   --------   ---------   ---------
  Change in unrealized gains (losses) on
     investments..............................   (1,252,571)    60,580    (443,804)   171,391    (225,798)   (114,128)
                                                -----------   --------   ---------   --------   ---------   ---------
  Net realized and unrealized gains (losses)
     on investments...........................     (429,891)   826,755     431,393    508,455     549,129     300,457
                                                -----------   --------   ---------   --------   ---------   ---------
  Net increase (decrease) in net assets
     resulting from operations................  $  (413,770)  $830,781   $ 424,653   $488,707   $ 529,824   $ 281,698
                                                ===========   ========   =========   ========   =========   =========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

         MIST HARRIS OAKMARK                       MIST LEGG MASON PARTNERS                       MIST NEUBERGER BERMAN
            INTERNATIONAL                              AGGRESSIVE GROWTH                               REAL ESTATE
             SUB-ACCOUNT                                  SUB-ACCOUNT                                  SUB-ACCOUNT
------------------------------------           --------------------------------           -------------------------------------
    2007        2006         2005                 2007        2006       2005                 2007         2006         2005
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------

$   536,334  $  963,939   $   31,624           $   6,982   $      --   $     --           $   303,897   $  187,018   $       --
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
    245,138     163,035       90,152              13,291      15,055     15,219               115,932       79,737       34,808

         --                       --                  --                     --                    --                        --
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
    245,138     163,035       90,152              13,291      15,055     15,219               115,932       79,737       34,808
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
    291,196     800,904      (58,528)             (6,309)    (15,055)   (15,219)              187,965      107,281      (34,808)
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------

  4,601,954   2,406,268      329,543             284,333     203,518      3,598             2,435,217      888,402       12,751
  3,272,828   1,074,798      592,237              41,658     284,271    316,472             1,183,037      832,878      201,804
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
  7,874,782   3,481,066      921,780             325,991     487,789    320,070             3,618,254    1,721,280      214,555
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
 (9,052,128)  5,394,065    2,041,888            (250,410)   (542,275)   137,586            (8,438,976)   3,634,132      847,791
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
 (1,177,346)  8,875,131    2,963,668              75,581     (54,486)   457,656            (4,820,722)   5,355,412    1,062,346
-----------  ----------   ----------           ---------   ---------   --------           -----------   ----------   ----------
$  (886,150) $9,676,035   $2,905,140           $  69,272   $ (69,541)  $442,437           $(4,632,757)  $5,462,693   $1,027,538
===========  ==========   ==========           =========   =========   ========           ===========   ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENT OF OPERATIONS -- (CONCLUDED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005



                                                        MIST MFS RESEARCH                   MIST LORD ABBETT BOND
                                                          INTERNATIONAL                           DEBENTURE
                                                           SUB-ACCOUNT                           SUB-ACCOUNT
                                               ----------------------------------   -------------------------------------
                                                  2007         2006        2005        2007         2006          2005
                                               ----------   ----------   --------   ----------   ----------   -----------
INVESTMENT INCOME:
  Dividends..................................  $  254,062   $  114,246   $ 21,042   $2,071,611   $2,392,153   $ 1,551,512
                                               ----------   ----------   --------   ----------   ----------   -----------
EXPENSES:
  Mortality and expense risk charges.........      76,591       33,607      6,112      172,086      138,690       118,297
  Administrative charges.....................          --           --         --           --           --
                                               ----------   ----------   --------   ----------   ----------   -----------
     Total expenses..........................      76,591       33,607      6,112      172,086      138,690       118,297
                                               ----------   ----------   --------   ----------   ----------   -----------
  Net investment income (loss)...............     177,471       80,639     14,930    1,899,525    2,253,463     1,433,215
                                               ----------   ----------   --------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions................   2,475,350      449,149    179,824       47,775           --     2,207,072
  Realized gains (losses) on sale of
     investments.............................      76,075      461,623     52,795      194,210      (42,854)      338,350
                                               ----------   ----------   --------   ----------   ----------   -----------
     Net realized gains (losses).............   2,551,425      910,772    232,619      241,985      (42,854)    2,545,422
                                               ----------   ----------   --------   ----------   ----------   -----------
  Change in unrealized gains (losses) on
     investments.............................    (534,417)     533,798    232,397      237,120      840,461    (3,442,079)
                                               ----------   ----------   --------   ----------   ----------   -----------
  Net realized and unrealized gains (losses)
     on investments..........................   2,017,008    1,444,570    465,016      479,105      797,607      (896,657)
                                               ----------   ----------   --------   ----------   ----------   -----------
  Net increase (decrease) in net assets
     resulting from operations...............  $2,194,479   $1,525,209   $479,946   $2,378,630   $3,051,070   $   536,558
                                               ==========   ==========   ========   ==========   ==========   ===========




(a) For the period May 1, 2005 to December 31, 2005.

(b) For the period January 1, 2007 to April 27, 2007.

(c) For the period May 1, 2006 to December 31, 2006.

(d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                          MIST CYCLICAL        MIST PIMCO
           MIST OPPENHEIMER           MIST CYCLICAL        GROWTH AND          INFLATION            MIST LEGG MASON
         CAPITAL APPRECIATION           GROWTH ETF         INCOME ETF        PROTECTED BOND          VALUE EQUITY
              SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT             SUB-ACCOUNT
     ----------------------------   -----------------   ----------------   -----------------   ------------------------
       2007       2006    2005(A)     2007    2006(C)    2007    2006(C)     2007    2006(C)       2007        2006(C)
     --------   -------   -------   -------   -------   ------   -------   -------   -------   -----------   ----------

     $    569   $   670    $  100   $    --    $  958   $    1     $518    $ 6,107    $   --   $       571   $   24,458
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------

        2,466     1,113       166     2,198        54      402        1      1,990       304        90,453       59,974
           --                  --        --        --       --       --         --        --            --           --
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------
        2,466     1,113       166     2,198        54      402        1      1,990       304        90,453       59,974
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------
       (1,897)     (443)      (66)   (2,198)      904     (401)     517      4,117      (304)      (89,882)     (35,516)
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------

       25,435     1,527     1,429        --       200       16       --         --        --        19,247      324,347
       38,860     1,008       205     5,211        30    2,297       57      6,584     3,457       165,623       (1,762)
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------
       64,295     2,535     1,634     5,211       230    2,313       57      6,584     3,457       184,870      322,585
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------
      (22,990)   16,452       276    12,959       663    3,249      261     60,630      (646)   (1,096,137)     915,746
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------
       41,305    18,987     1,910    18,170       893    5,562      318     67,214     2,811      (911,267)   1,238,331
     --------   -------    ------   -------    ------   ------     ----    -------    ------   -----------   ----------
     $ 39,408   $18,544    $1,844   $15,972    $1,797   $5,161     $835    $71,331    $2,507   $(1,001,149)  $1,202,815
     ========   =======    ======   =======    ======   ======     ====    =======    ======   ===========   ==========

     MIST BLACKROCK
     LARGE-CAP CORE   MIST JANUS FORTY
       SUB-ACCOUNT       SUB-ACCOUNT
     --------------   ----------------
         2007(D)           2007(D)
     --------------   ----------------

         $    --          $     --
         -------          --------

           2,290             5,703
              --                --
         -------          --------
           2,290             5,703
         -------          --------
          (2,290)           (5,703)
         -------          --------

              --                --
           1,835            32,447
         -------          --------
           1,835            32,447
         -------          --------
          17,789           325,311
         -------          --------
          19,624           357,758
         -------          --------
         $17,334          $352,055
         =======          ========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                         MSF ZENITH                                  MSF BLACKROCK
                                                           EQUITY                                     BOND INCOME
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2007           2006           2005           2007           2006           2005
                                         ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss).........  $  1,116,126   $   (487,686)  $  2,380,216   $  3,649,809   $  6,993,511   $  4,858,873
  Net realized gains (losses)..........     9,513,829      3,349,559     (5,379,155)       127,546        118,133      2,623,517
  Change in unrealized gains (losses)
     on investments....................    23,411,344     51,317,310     70,211,420      3,398,540     (2,014,842)    (4,913,177)
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from
       operations......................    34,041,299     54,179,183     67,212,481      7,175,895      5,096,802      2,569,213
                                         ------------   ------------   ------------   ------------   ------------   ------------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners............................    48,982,296     57,108,890     65,714,595     13,102,069     15,774,530     19,391,114
  Net transfers (including fixed
     account)..........................   (16,648,229)   (13,281,803)   (25,730,819)    (3,553,929)    (1,868,717)    (3,904,856)
  Policy charges.......................   (28,682,505)   (32,125,034)   (35,597,542)    (8,076,177)    (8,943,481)    (9,748,943)
  Transfers for policy benefits and
     terminations......................   (83,441,462)   (92,360,514)   (79,421,692)   (17,053,383)   (11,632,711)   (14,362,312)
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from policy
       transactions....................   (79,789,900)   (80,658,461)   (75,035,458)   (15,581,420)    (6,670,379)    (8,624,997)
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net
     assets............................   (45,748,601)   (26,479,278)    (7,822,977)    (8,405,525)    (1,573,577)    (6,055,784)
NET ASSETS:
  Beginning of period..................   734,057,930    760,537,208    768,360,185    135,026,897    136,600,474    142,656,258
                                         ------------   ------------   ------------   ------------   ------------   ------------
  End of period........................  $688,309,329   $734,057,930   $760,537,208   $126,621,372   $135,026,897   $136,600,474
                                         ============   ============   ============   ============   ============   ============




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                                                             MSF HARRIS
                                                                                                               OAKMARK
                      MSF BLACKROCK                                         MSF MFS                            FOCUSED
                      MONEY MARKET                                       TOTAL RETURN                           VALUE
                       SUB-ACCOUNT                                        SUB-ACCOUNT                        SUB-ACCOUNT
      --------------------------------------------        ------------------------------------------        ------------
          2007             2006           2005                2007           2006           2005                2007
      ------------    -------------   ------------        ------------   ------------   ------------        ------------


      $  9,665,707    $   3,831,446   $  2,090,140        $  2,195,342   $  3,965,075   $  1,547,370        $     97,948
                --               --             --           6,365,657      1,720,067     (4,525,647)         32,088,871
                --               --             --          (3,417,410)     8,705,063      6,226,980         (44,475,207)
      ------------    -------------   ------------        ------------   ------------   ------------        ------------
         9,665,707        3,831,446      2,090,140           5,143,589     14,390,205      3,248,703         (12,288,388)
      ------------    -------------   ------------        ------------   ------------   ------------        ------------

        98,073,424      135,699,752    107,472,471          12,200,489     13,733,135     15,024,558          17,550,825
        93,437,588     (100,453,140)   (63,053,463)         (2,098,624)       294,564        385,064          (9,114,711)
        (9,650,087)     (10,769,926)   (11,021,637)         (9,076,745)    (9,257,656)    (9,466,492)        (10,337,802)
       (28,514,588)     (21,985,731)   (34,342,941)        (12,959,163)   (13,537,678)   (10,812,487)        (21,517,389)
      ------------    -------------   ------------        ------------   ------------   ------------        ------------
       153,346,337        2,490,955       (945,570)        (11,934,043)    (8,767,635)    (4,869,357)        (23,419,077)
      ------------    -------------   ------------        ------------   ------------   ------------        ------------
       163,012,044        6,322,401      1,144,570          (6,790,454)     5,622,570     (1,620,654)        (35,707,465)

        98,569,401       92,247,000     91,102,430         135,222,422    129,599,852    131,220,506         193,589,963
      ------------    -------------   ------------        ------------   ------------   ------------        ------------
      $261,581,445    $  98,569,401   $ 92,247,000        $128,431,968   $135,222,422   $129,599,852        $157,882,498
      ============    =============   ============        ============   ============   ============        ============

               MSF HARRIS
         OAKMARK FOCUSED VALUE
              SUB-ACCOUNT
      ---------------------------
          2006           2005
      ------------   ------------


      $   (417,261)  $   (947,030)
        28,467,114     11,981,450
        (6,779,768)     5,681,945
      ------------   ------------
        21,270,085     16,716,365
      ------------   ------------

        20,240,462     22,603,533
        (6,984,833)    (1,228,394)
       (11,758,335)   (11,941,873)
       (20,553,354)   (17,247,580)
      ------------   ------------
       (19,056,060)    (7,814,314)
      ------------   ------------
         2,214,025      8,902,051

       191,375,938    182,473,887
      ------------   ------------
      $193,589,963   $191,375,938
      ============   ============




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                           MSF FI                                    MSF LOOMIS
                                                        VALUE LEADERS                             SAYLES SMALL CAP
                                                         SUB-ACCOUNT                                 SUB-ACCOUNT
                                          ----------------------------------------   ------------------------------------------
                                              2007           2006          2005          2007           2006           2005
                                          ------------   -----------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $    261,008   $   400,463   $   396,412   $   (905,514)  $ (1,011,861)  $   (942,436)
  Net realized gains (losses)...........     8,244,788     1,186,085    (2,000,300)    23,210,502     17,212,924      9,246,972
  Change in unrealized gains (losses) on
     investments........................    (5,423,442)    7,503,062     9,329,675     (3,427,252)     8,523,003      1,095,808
                                          ------------   -----------   -----------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from
       operations.......................     3,082,354     9,089,610     7,725,787     18,877,736     24,724,066      9,400,344
                                          ------------   -----------   -----------   ------------   ------------   ------------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.............................     7,145,787     8,012,599     8,896,771     14,774,231     15,721,567     17,455,776
  Net transfers (including fixed
     account)...........................    (3,058,805)   (1,419,862)   (1,898,427)    (1,641,025)     1,490,346     (2,197,482)
  Policy charges........................    (4,894,875)   (5,258,146)   (5,533,622)    (9,578,386)   (10,054,115)    (9,873,297)
  Transfers for policy benefits and
     terminations.......................   (10,114,059)   (7,262,710)   (6,281,616)   (19,552,476)   (17,447,756)   (15,390,121)
                                          ------------   -----------   -----------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from policy
       transactions.....................   (10,921,952)   (5,928,119)   (4,816,894)   (15,997,656)   (10,289,958)   (10,005,124)
                                          ------------   -----------   -----------   ------------   ------------   ------------
  Net increase (decrease) in net
     assets.............................    (7,839,598)    3,161,491     2,908,893      2,880,080     14,434,108       (604,780)
NET ASSETS:
  Beginning of period...................    86,759,521    83,598,030    80,689,137    171,548,147    157,114,039    157,718,819
                                          ------------   -----------   -----------   ------------   ------------   ------------
  End of period.........................  $ 78,919,923   $86,759,521   $83,598,030   $174,428,227   $171,548,147   $157,114,039
                                          ============   ===========   ===========   ============   ============   ============




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                                                            MSF WESTERN
                                                                                                               ASSET
                                                                                                            MANAGEMENT
                       MSF DAVIS                                        MSF BLACKROCK                          U.S.
                     VENTURE VALUE                                 LEGACY LARGE CAP GROWTH                  GOVERNMENT
                      SUB-ACCOUNT                                        SUB-ACCOUNT                        SUB-ACCOUNT
      -------------------------------------------        ------------------------------------------        ------------
          2007            2006           2005                2007           2006           2005                2007
      ------------    ------------   ------------        ------------   ------------   ------------        ------------


      $    990,053    $    987,698   $    362,649        $   (890,632)  $ (1,046,322)  $   (422,010)       $    131,630
         9,218,751       4,885,353      4,781,824          (5,770,805)   (12,779,112)   (14,537,569)            548,137
         5,528,444      43,007,635     26,829,481          42,663,606     21,093,144     28,235,221            (163,639)
      ------------    ------------   ------------        ------------   ------------   ------------        ------------
        15,737,248      48,880,686     31,973,954          36,002,169      7,267,710     13,275,642             516,128
      ------------    ------------   ------------        ------------   ------------   ------------        ------------

        38,544,386      41,433,594     45,304,294          23,107,132     27,126,878     32,017,760             974,535
          (162,183)      6,972,882      4,723,509          (8,990,395)    (8,238,569)   (11,651,043)        (13,642,180)
       (24,032,496)    (25,071,853)   (24,730,783)        (13,964,343)   (15,188,080)   (16,836,570)         (1,071,721)
       (38,349,034)    (37,940,542)   (35,703,171)        (21,903,233)   (23,004,299)   (23,077,763)         (1,333,311)
      ------------    ------------   ------------        ------------   ------------   ------------        ------------
       (23,999,327)    (14,605,919)   (10,406,151)        (21,750,839)   (19,304,070)   (19,547,616)        (15,072,677)
      ------------    ------------   ------------        ------------   ------------   ------------        ------------
        (8,262,079)     34,274,767     21,567,803          14,251,330    (12,036,360)    (6,271,974)        (14,556,549)

       391,428,706     357,153,939    335,586,136         210,532,191    222,568,551    228,840,525          23,111,882
      ------------    ------------   ------------        ------------   ------------   ------------        ------------
      $383,166,627    $391,428,706   $357,153,939        $224,783,521   $210,532,191   $222,568,551        $  8,555,333
      ============    ============   ============        ============   ============   ============        ============

             MSF WESTERN
        ASSET MANAGEMENT U.S.
             GOVERNMENT
             SUB-ACCOUNT
      ------------------------
          2006         2005
      -----------   ----------


      $   165,391   $   39,752
         (135,837)      72,419
          403,509      (63,876)
      -----------   ----------
          433,063       48,295
      -----------   ----------

          933,314      602,814
       18,232,860    3,928,870
         (164,432)      (4,874)
       (2,311,899)    (102,069)
      -----------   ----------
       16,689,843    4,424,741
      -----------   ----------
       17,122,906    4,473,036

        5,988,976    1,515,940
      -----------   ----------
      $23,111,882   $5,988,976
      ===========   ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                       MSF WESTERN ASSET
                                                   MANAGEMENT STRATEGIC BOND                    MSF WESTERN ASSET
                                                         OPPORTUNITIES                     MSF FI MID CAP OPPORTUNITIES
                                                          SUB-ACCOUNT                              SUB-ACCOUNT
                                            --------------------------------------   ---------------------------------------
                                                2007          2006         2005          2007          2006          2005
                                            -----------   -----------   ----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)............  $   348,151   $   574,956   $  130,666   $  (135,603)  $  (172,212)  $  (176,847)
  Net realized gains (losses).............      (73,136)       11,838      226,099     2,127,224     1,255,273      (428,954)
  Change in unrealized gains (losses) on
     investments..........................      253,652         8,968     (186,816)      529,109     2,418,061     2,538,292
                                            -----------   -----------   ----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations..........      528,667       595,762      169,949     2,520,730     3,501,122     1,932,491
                                            -----------   -----------   ----------   -----------   -----------   -----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners...............................    1,691,871     1,722,200      944,706     3,742,012     4,265,472     5,352,651
  Net transfers (including fixed
     account).............................      722,589     3,997,084    4,983,850      (151,503)     (437,405)   (2,329,977)
  Policy charges..........................     (408,643)   (1,072,703)    (479,569)   (2,393,294)   (2,619,758)   (2,693,904)
  Transfers for policy benefits and
     terminations.........................   (1,376,844)     (759,525)       9,081    (2,973,113)   (3,616,353)   (3,827,741)
                                            -----------   -----------   ----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from policy
       transactions.......................      628,973     3,887,056    5,458,068    (1,775,898)   (2,408,044)   (3,498,971)
                                            -----------   -----------   ----------   -----------   -----------   -----------
  Net increase (decrease) in net assets...    1,157,640     4,482,818    5,628,017       744,832     1,093,078    (1,566,480)
NET ASSETS:
  Beginning of period.....................   13,995,776     9,512,958    3,884,941    33,000,999    31,907,921    33,474,401
                                            -----------   -----------   ----------   -----------   -----------   -----------
  End of period...........................  $15,153,416   $13,995,776   $9,512,958   $33,745,831   $33,000,999   $31,907,921
                                            ===========   ===========   ==========   ===========   ===========   ===========




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                 MSF                                           MSF                                            MSF
           JENNISON GROWTH                              RUSSELL 2000 INDEX                           FI INTERNATIONAL STOCK
             SUB-ACCOUNT                                   SUB-ACCOUNT                                    SUB-ACCOUNT
-------------------------------------        ---------------------------------------        ---------------------------------------
   2007          2006        2005(A)             2007          2006          2005               2007          2006          2005
----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------   -----------


$     (305)   $  (35,207)  $  (23,580)       $   140,818   $   102,360   $    63,817        $   279,993   $   469,195   $    34,670
   599,293       350,561      113,996          3,426,985     3,360,238     1,929,164          5,616,067     3,142,765        60,812
   241,138       (97,967)   1,346,139         (4,104,853)      760,311      (920,521)        (1,169,019)    3,874,760     7,358,868
----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------   -----------
   840,126       217,387    1,436,555           (537,050)    4,222,909     1,072,460          4,727,041     7,486,720     7,454,350
----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------   -----------

   865,331     1,205,068      740,436          2,914,771     3,263,779     3,248,510          4,627,887     5,276,401     5,882,164
  (467,007)     (243,649)   6,853,835          1,280,693      (398,409)    1,826,402         (1,272,836)   (3,243,602)    2,376,896
  (541,759)     (602,502)    (550,017)        (1,512,998)   (1,717,841)   (1,509,360)        (3,100,038)   (3,329,491)   (2,981,336)
  (501,709)     (933,241)    (379,628)        (2,543,374)   (2,667,653)   (1,452,015)        (4,854,339)   (5,184,592)   (4,541,012)
----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------   -----------
  (645,144)     (574,324)   6,664,626            139,092    (1,520,124)    2,113,537         (4,599,326)   (6,481,284)      736,712
----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------   -----------
   194,982      (356,937)   8,101,181           (397,958)    2,702,785     3,185,997            127,715     1,005,436     8,191,062

 7,744,244     8,101,181           --         27,456,436    24,753,651    21,567,654         49,321,383    48,315,947    40,124,885
----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------   -----------
$7,939,226    $7,744,244   $8,101,181        $27,058,478   $27,456,436   $24,753,651        $49,449,098   $49,321,383   $48,315,947
==========    ==========   ==========        ===========   ===========   ===========        ===========   ===========   ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                        MSF BLACKROCK                                MSF METLIFE
                                                       STRATEGIC VALUE                               STOCK INDEX
                                                         SUB-ACCOUNT                                 SUB-ACCOUNT
                                          ----------------------------------------   ------------------------------------------
                                              2007           2006          2005          2007           2006           2005
                                          ------------   -----------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $   (104,619)  $  (110,583)  $  (350,929)  $  1,065,434   $  3,083,788   $  2,150,918
  Net realized gains (losses)...........    12,641,396    15,048,662     7,574,260      7,839,409      8,147,733       (869,033)
  Change in unrealized gains (losses) on
     investments........................   (15,003,565)   (4,163,723)   (4,669,915)     1,523,885     19,171,837      6,994,271
                                          ------------   -----------   -----------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from
       operations.......................    (2,466,788)   10,774,356     2,553,416     10,428,728     30,403,358      8,276,156
                                          ------------   -----------   -----------   ------------   ------------   ------------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.............................     8,567,884    10,016,371    11,576,525     20,897,752     23,555,006     27,860,084
  Net transfers (including fixed
     account)...........................    (3,731,864)   (3,240,644)   (3,111,264)    (4,565,682)    (3,618,267)    (4,751,511)
  Policy charges........................    (4,997,622)   (5,788,899)   (5,579,438)   (13,965,424)   (14,837,987)   (15,678,503)
  Transfers for policy benefits and
     terminations.......................    (7,850,922)   (8,180,388)   (8,620,790)   (20,215,741)   (19,805,380)   (17,547,024)
                                          ------------   -----------   -----------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from policy
       transactions.....................    (8,012,524)   (7,193,560)   (5,734,967)   (17,849,095)   (14,706,628)   (10,116,954)
                                          ------------   -----------   -----------   ------------   ------------   ------------
  Net increase (decrease) in net
     assets.............................   (10,479,312)    3,580,796    (3,181,551)    (7,420,367)    15,696,730     (1,840,798)
NET ASSETS:
  Beginning of period...................    73,818,143    70,237,347    73,418,898    229,081,898    213,385,168    215,225,966
                                          ------------   -----------   -----------   ------------   ------------   ------------
  End of period.........................  $ 63,338,831   $73,818,143   $70,237,347   $221,661,531   $229,081,898   $213,385,168
                                          ============   ===========   ===========   ============   ============   ============




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                 MSF LEHMAN BROTHERS                                 MSF MORGAN                             MSF METLIFE
                AGGREGATE BOND INDEX                             STANLEY EAFE INDEX                     MID CAP STOCK INDEX
                     SUB-ACCOUNT                                    SUB-ACCOUNT                             SUB-ACCOUNT
      ----------------------------------------        ---------------------------------------        -------------------------
          2007           2006          2005               2007          2006          2005               2007          2006
      -----------    -----------   -----------        -----------   -----------   -----------        -----------   -----------


      $ 1,309,338    $ 1,197,570   $ 1,054,080        $   332,733   $   205,489   $   133,509        $    73,360   $   131,669
         (421,410)      (259,014)        8,478          1,428,280       885,145       820,065          1,436,860     2,118,798
          905,709        151,885      (564,840)           230,293     2,461,504       569,205           (229,825)     (744,231)
      -----------    -----------   -----------        -----------   -----------   -----------        -----------   -----------
        1,793,637      1,090,441       497,718          1,991,306     3,552,138     1,522,779          1,280,395     1,506,236
      -----------    -----------   -----------        -----------   -----------   -----------        -----------   -----------

        3,938,931      4,465,814     6,120,007          2,012,947     1,903,791     1,624,296          2,140,824     2,077,311
          641,064       (736,557)      (39,963)         2,764,130     1,415,021     1,865,320          1,204,876     2,156,257
       (2,109,596)    (2,347,755)   (2,228,461)        (1,142,690)     (976,720)     (664,273)        (1,225,103)   (1,175,219)
       (5,505,909)    (2,306,877)   (2,879,600)        (1,502,625)   (1,159,728)     (885,158)        (1,439,724)   (1,573,397)
      -----------    -----------   -----------        -----------   -----------   -----------        -----------   -----------
       (3,035,510)      (925,375)      971,983          2,131,762     1,182,364     1,940,185            680,873     1,484,952
      -----------    -----------   -----------        -----------   -----------   -----------        -----------   -----------
       (1,241,873)       165,066     1,469,701          4,123,068     4,734,502     3,462,964          1,961,268     2,991,188

       29,998,745     29,833,679    28,363,978         18,004,926    13,270,424     9,807,460         17,068,454    14,077,266
      -----------    -----------   -----------        -----------   -----------   -----------        -----------   -----------
      $28,756,872    $29,998,745   $29,833,679        $22,127,994   $18,004,926   $13,270,424        $19,029,722   $17,068,454
      ===========    ===========   ===========        ===========   ===========   ===========        ===========   ===========

      MSF METLIFE
        MID CAP
      STOCK INDEX
      SUB-ACCOUNT
      -----------
          2005
      -----------


      $    38,308
        1,329,969
          184,066
      -----------
        1,552,343
      -----------

        1,958,858
        1,698,120
         (991,538)
         (878,765)
      -----------
        1,786,675
      -----------
        3,339,018

       10,738,248
      -----------
      $14,077,266
      ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                     MSF FRANKLIN TEMPLETON                      MSF BLACKROCK
                                                        SMALL CAP GROWTH                           LARGE CAP
                                                           SUB-ACCOUNT                            SUB-ACCOUNT
                                              ------------------------------------   -------------------------------------
                                                 2007         2006         2005        2007(B)        2006         2005
                                              ----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............  $  (26,810)  $  (28,720)  $  (27,835)  $    27,657   $   18,475   $   11,287
  Net realized gains (losses)...............     815,014      723,749      590,301       367,439       96,820       91,015

  Change in unrealized gains (losses) on
     investments............................    (481,667)     (40,740)    (268,460)     (295,910)     114,020      (52,412)
                                              ----------   ----------   ----------   -----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations............     306,537      654,289      294,006        99,186      229,315       49,890
                                              ----------   ----------   ----------   -----------   ----------   ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................   1,137,927    1,163,086    1,317,725       104,653      347,915      410,498
  Net transfers (including fixed account)...    (427,712)     122,806      (24,152)   (1,923,687)    (129,734)     122,361
  Policy charges............................    (581,918)    (629,100)     214,577        25,366     (183,772)    (351,343)
  Transfers for policy benefits and
     terminations...........................    (664,298)    (726,827)    (477,703)      (82,524)    (100,042)     (98,451)
                                              ----------   ----------   ----------   -----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from policy transactions...    (536,001)     (70,035)   1,030,447    (1,876,192)     (65,633)      83,065
                                              ----------   ----------   ----------   -----------   ----------   ----------
  Net increase (decrease) in net assets.....    (229,464)     584,254    1,324,453    (1,777,006)     163,682      132,955
NET ASSETS:
  Beginning of period.......................   7,303,723    6,719,469    5,395,016     1,777,006    1,613,324    1,480,369
                                              ----------   ----------   ----------   -----------   ----------   ----------
  End of period.............................  $7,074,259   $7,303,723   $6,719,469   $        --   $1,777,006   $1,613,324
                                              ==========   ==========   ==========   ===========   ==========   ==========




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                   MSF BLACKROCK                              MSF NEUBERGER BERMAN                     MSF HARRIS OAKMARK
                  LARGE CAP VALUE                                MID CAP VALUE                          LARGE CAP VALUE
                    SUB-ACCOUNT                                   SUB-ACCOUNT                             SUB-ACCOUNT
      --------------------------------------        ---------------------------------------        -------------------------
          2007          2006         2005               2007          2006          2005               2007          2006
      -----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------


      $    65,249    $   59,380   $   24,458        $    37,946   $     1,584   $   (65,265)       $    59,761   $    50,259
          747,230       545,228      193,769          2,347,449     4,655,123     2,642,698            836,119       704,802
                        598,642
         (599,618)           --       54,281         (1,353,621)     (908,234)      476,829         (1,411,253)    1,401,637
      -----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------
          212,861     1,203,250      272,508          1,031,774     3,748,473     3,054,262           (515,373)    2,156,698
      -----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------

        1,736,308     1,273,493    1,223,191          4,765,700     4,959,891     4,126,831          2,470,688     2,614,196
        2,790,302     2,264,706      828,737          1,352,841     3,313,258    10,234,605           (807,292)   (1,914,435)
         (809,970)     (625,912)    (358,712)        (2,475,494)   (2,429,912)   (1,703,492)        (1,178,992)   (1,198,384)
         (849,408)     (502,152)    (493,392)        (3,301,385)   (4,191,370)   (1,518,068)        (1,286,132)   (1,371,089)
      -----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------
        2,867,232     2,410,135    1,199,824            341,662     1,651,867    11,139,876           (801,728)   (1,869,712)
      -----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------
        3,080,093     3,613,385    1,472,332          1,373,436     5,400,340    14,194,138         (1,317,101)      286,986

        8,839,326     5,225,941    3,753,609         38,343,907    32,943,567    18,749,429         13,615,792    13,328,806
      -----------    ----------   ----------        -----------   -----------   -----------        -----------   -----------
      $11,919,419    $8,839,326   $5,225,941        $39,717,343   $38,343,907   $32,943,567        $12,298,691   $13,615,792
      ===========    ==========   ==========        ===========   ===========   ===========        ===========   ===========

       MSF HARRIS
        OAKMARK
       LARGE CAP
         VALUE
      SUB-ACCOUNT
      -----------
          2005
      -----------


      $    27,003
          486,957
         (644,749)
      -----------
         (130,789)
      -----------

        2,755,662
        3,367,458
         (919,919)
       (1,260,031)
      -----------
        3,943,170
      -----------
        3,812,381

        9,516,425
      -----------
      $13,328,806
      ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                        MSF T. ROWE PRICE                       MSF T. ROWE PRICE
                                                         LARGE CAP GROWTH                       SMALL CAP GROWTH
                                                           SUB-ACCOUNT                             SUB-ACCOUNT
                                              -------------------------------------   ------------------------------------
                                                 2007          2006         2005         2007         2006         2005
                                              ----------   -----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............  $   (2,784)  $     5,479   $   18,522   $  (18,437)  $  (13,378)  $   (2,744)
  Net realized gains (losses)...............     342,297       414,265       52,379      153,641      148,598       35,555
  Change in unrealized gains (losses) on
     investments............................     220,924       274,201      401,931      266,932      (69,411)     111,744
                                              ----------   -----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations............     560,437       693,945      472,832      402,136       65,809      144,555
                                              ----------   -----------   ----------   ----------   ----------   ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................   1,012,052       816,331      591,192      452,880      482,945      192,959
  Net transfers (including fixed account)...   1,717,618    (1,166,712)   4,452,406       (2,941)   2,061,128    1,433,966
  Policy charges............................    (442,333)     (349,606)    (212,943)    (269,262)    (235,627)     (69,022)
  Transfers for policy benefits and
     terminations...........................    (604,435)     (354,454)      (4,707)    (486,114)    (494,459)      30,285
                                              ----------   -----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from policy transactions...   1,682,902    (1,054,441)   4,825,948     (305,437)   1,813,987    1,588,188
                                              ----------   -----------   ----------   ----------   ----------   ----------
  Net increase (decrease) in net assets.....   2,243,339      (360,496)   5,298,780       96,699    1,879,796    1,732,743
NET ASSETS:
  Beginning of period.......................   5,704,830     6,065,326      766,546    4,128,650    2,248,854      516,111
                                              ----------   -----------   ----------   ----------   ----------   ----------
  End of period.............................  $7,948,169   $ 5,704,830   $6,065,326   $4,225,349   $4,128,650   $2,248,854
                                              ==========   ===========   ==========   ==========   ==========   ==========




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

           MSF OPPENHEIMER                              MSF BLACKROCK                              MSF BLACKROCK
            GLOBAL EQUITY                             AGGRESSIVE GROWTH                             DIVERSIFIED
             SUB-ACCOUNT                                 SUB-ACCOUNT                                SUB-ACCOUNT
-------------------------------------        ----------------------------------        ------------------------------------
   2007          2006         2005              2007         2006        2005             2007         2006         2005
----------    ----------   ----------        ----------   ----------   --------        ----------   ----------   ----------


$   42,726    $   76,103   $    1,167        $   (6,542)  $   (4,379)  $ (1,689)       $   70,575   $   65,131   $   16,975
   354,930       220,200       14,077            83,010       53,157     29,202           122,433       32,548       42,119
   (64,091)      302,557      177,774           210,386       13,209     29,347           (15,315)     223,263       41,409
----------    ----------   ----------        ----------   ----------   --------        ----------   ----------   ----------
   333,565       598,860      193,018           286,854       61,987     56,860           177,693      320,942      100,503
----------    ----------   ----------        ----------   ----------   --------        ----------   ----------   ----------

   837,977       559,232      192,624           298,684      259,300    113,786           542,378      530,545      518,291
 1,279,304     2,208,426    2,006,518           663,687      478,662    121,245          (106,906)    (137,715)   1,547,503
  (533,685)     (316,970)     (71,119)         (179,875)    (124,900)   (21,042)         (240,896)    (267,046)    (150,300)
  (665,077)     (353,882)     (16,991)          (98,956)    (190,376)   (22,809)         (238,799)    (114,557)     214,179
----------    ----------   ----------        ----------   ----------   --------        ----------   ----------   ----------
   918,519     2,096,806    2,111,032           683,540      422,686    191,180           (44,223)      11,227    2,129,673
----------    ----------   ----------        ----------   ----------   --------        ----------   ----------   ----------
 1,252,084     2,695,666    2,304,050           970,394      484,673    248,040           133,470      332,169    2,230,176

 5,131,307     2,435,641      131,591         1,262,834      778,161    530,121         3,414,636    3,082,467      852,291
----------    ----------   ----------        ----------   ----------   --------        ----------   ----------   ----------
$6,383,391    $5,131,307   $2,435,641        $2,233,228   $1,262,834   $778,161        $3,548,106   $3,414,636   $3,082,467
==========    ==========   ==========        ==========   ==========   ========        ==========   ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                           MSF METLIFE                  MSF METLIFE CONSERVATIVE
                                                     CONSERVATIVE ALLOCATION             TO MODERATE ALLOCATION
                                                           SUB-ACCOUNT                         SUB-ACCOUNT
                                                --------------------------------   ----------------------------------
                                                   2007        2006      2005(A)      2007         2006       2005(A)
                                                ----------   --------   --------   ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)................  $   (7,484)  $ 13,457   $  1,092   $   (6,272)  $    6,662   $    732
  Net realized gains (losses).................      80,237      7,555        476       98,085        3,752      1,635
  Change in unrealized gains (losses) on
     investments..............................      26,176     23,520      4,828       42,349       37,322      1,955
                                                ----------   --------   --------   ----------   ----------   --------
     Net increase (decrease) in net assets
       resulting from operations..............      98,929     44,532      6,396      134,162       47,736      4,322
                                                ----------   --------   --------   ----------   ----------   --------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners...................................     769,492     45,000     37,630      337,216      825,099      3,539
  Net transfers (including fixed account).....     880,143    466,352    467,937    1,533,011      737,291    211,564
  Policy charges..............................    (155,322)   (43,018)   (15,907)    (190,305)     (84,551)    (8,792)
  Transfers for policy benefits and
     terminations.............................    (541,477)   (45,428)    (1,636)    (189,219)    (101,842)    19,974
                                                ----------   --------   --------   ----------   ----------   --------
     Net increase (decrease) in net assets
       resulting from policy transactions.....     952,836    422,906    488,024    1,490,703    1,375,997    226,285
                                                ----------   --------   --------   ----------   ----------   --------
  Net increase (decrease) in net assets.......   1,051,765    467,438    494,420    1,624,865    1,423,733    230,607
NET ASSETS:
  Beginning of period.........................     961,858    494,420         --    1,654,340      230,607         --
                                                ----------   --------   --------   ----------   ----------   --------
  End of period...............................  $2,013,623   $961,858   $494,420   $3,279,205   $1,654,340   $230,607
                                                ==========   ========   ========   ==========   ==========   ========




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

              MSF METLIFE                                    MSF METLIFE                                 MSF METLIFE
          MODERATE ALLOCATION                     MODERATE TO AGGRESSIVE ALLOCATION                 AGGRESSIVE ALLOCATION
              SUB-ACCOUNT                                    SUB-ACCOUNT                                 SUB-ACCOUNT
---------------------------------------        --------------------------------------        ----------------------------------
    2007           2006        2005(A)             2007          2006        2005(A)            2007         2006       2005(A)
-----------    -----------   ----------        -----------   -----------   ----------        ----------   ----------   --------


$    (9,187)   $   171,041   $   12,599        $   (23,664)  $    72,363   $    8,707        $   (7,874)  $    5,302   $  1,161
    372,241        340,026        1,525            640,232       367,029        4,473           117,207       68,153      2,413
    434,465        763,970       80,069            110,236     1,414,416       59,638           (66,432)     190,262     12,700
-----------    -----------   ----------        -----------   -----------   ----------        ----------   ----------   --------
    797,519      1,275,037       94,193            726,804     1,853,808       72,818            42,901      263,717     16,274
-----------    -----------   ----------        -----------   -----------   ----------        ----------   ----------   --------

  4,591,851      1,970,347      193,806          8,025,824     2,579,522      182,303         1,465,391      398,456     63,611
 11,387,562     10,824,618    3,365,968         16,643,206    16,629,738    2,430,641         3,168,683    2,731,433    325,604
 (2,291,100)      (805,250)     (81,379)        (3,459,926)   (1,255,856)     (93,764)         (704,990)    (195,893)   (17,221)
 (1,867,684)      (428,730)     165,328         (3,231,860)     (861,689)     226,967          (134,659)    (309,325)    17,062
-----------    -----------   ----------        -----------   -----------   ----------        ----------   ----------   --------
 11,820,629     11,560,985    3,643,723         17,977,244    17,091,715    2,746,147         3,794,425    2,624,671    389,056
-----------    -----------   ----------        -----------   -----------   ----------        ----------   ----------   --------
 12,618,148     12,836,022    3,737,916         18,704,048    18,945,523    2,818,965         3,837,326    2,888,388    405,330

 16,573,938      3,737,916           --         21,764,488     2,818,965           --         3,293,718      405,330         --
-----------    -----------   ----------        -----------   -----------   ----------        ----------   ----------   --------
$29,192,086    $16,573,938   $3,737,916        $40,468,536   $21,764,488   $2,818,965        $7,131,044   $3,293,718   $405,330
===========    ===========   ==========        ===========   ===========   ==========        ==========   ==========   ========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                         MSF FI                       AMERICAN FUNDS
                                                        LARGE CAP                         GROWTH
                                                       SUB-ACCOUNT                      SUB-ACCOUNT
                                                   ------------------   ------------------------------------------
                                                     2007     2006(C)       2007           2006           2005
                                                   --------   -------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)...................  $   (249)  $   (14)  $    876,940   $    774,602   $    429,956
  Net realized gains (losses)....................     6,770         3     28,843,084      6,427,374      2,405,771
  Change in unrealized gains (losses) on
     investments.................................    (2,362)    1,229     (4,084,594)    11,430,058     21,506,036
                                                   --------   -------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations.................     4,159     1,218     25,635,430     18,632,034     24,341,763
                                                   --------   -------   ------------   ------------   ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners...    37,436    16,267     28,650,107     28,697,849     27,228,305
  Net transfers (including fixed account)........   153,933    15,303      8,738,159     15,651,054     22,188,970
  Policy charges.................................    13,753      (523)   (15,172,729)   (14,638,343)   (11,001,262)
  Transfers for policy benefits and
     terminations................................   (23,057)        7    (23,992,053)   (20,722,283)   (16,035,229)
                                                   --------   -------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from policy transactions........   182,065    31,054     (1,776,516)     8,988,277     22,380,784
                                                   --------   -------   ------------   ------------   ------------
  Net increase (decrease) in net assets..........   186,224    32,272     23,858,914     27,620,311     46,722,547
NET ASSETS:
  Beginning of period............................    32,272        --    211,963,175    184,342,864    137,620,317
                                                   --------   -------   ------------   ------------   ------------
  End of period..................................  $218,496   $32,272   $235,822,089   $211,963,175   $184,342,864
                                                   ========   =======   ============   ============   ============




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS                                   AMERICAN FUNDS                            AMERICAN
               GROWTH-INCOME                             GLOBAL SMALL CAPITALIZATION                     FUNDS BOND
                SUB-ACCOUNT                                      SUB-ACCOUNT                            SUB-ACCOUNT
-------------------------------------------        ---------------------------------------        -----------------------
    2007            2006           2005                2007          2006          2005              2007        2006(C)
------------    ------------   ------------        -----------   -----------   -----------        ----------   ----------


$  1,556,812    $  1,343,741   $    902,841        $ 2,038,185   $     2,449   $   171,446        $  573,417   $      721
   8,769,713       6,841,328      2,343,917         10,524,305     5,934,141     2,045,188            35,969          (45)
  (4,583,687)      7,262,226      2,102,684          1,634,253     6,069,880     6,281,497          (437,728)      90,784
------------    ------------   ------------        -----------   -----------   -----------        ----------   ----------
   5,742,838      15,447,295      5,349,442         14,196,743    12,006,470     8,498,131           171,658       91,460
------------    ------------   ------------        -----------   -----------   -----------        ----------   ----------

  17,443,560      17,768,146     17,474,402          8,861,579     7,460,456     6,022,679           808,464      117,315
   5,598,362       4,502,222      8,683,680         11,221,226     9,669,549    10,952,001         6,542,599    3,017,940
  (9,265,701)     (8,907,016)    (6,931,071)        (5,193,638)   (4,193,256)   (2,407,785)         (402,838)     (52,979)
  (9,282,924)     (9,406,926)    (7,928,080)        (7,731,219)   (5,929,777)   (3,514,984)         (446,366)     (40,804)
------------    ------------   ------------        -----------   -----------   -----------        ----------   ----------
   4,493,297       3,956,426     11,298,931          7,157,948     7,006,972    11,051,911         6,501,859    3,041,472
------------    ------------   ------------        -----------   -----------   -----------        ----------   ----------
  10,236,135      19,403,721     16,648,373         21,354,691    19,013,442    19,550,042         6,673,517    3,132,932

 121,735,797     102,332,076     85,683,703         66,602,309    47,588,867    28,038,825         3,132,932           --
------------    ------------   ------------        -----------   -----------   -----------        ----------   ----------
$131,971,932    $121,735,797   $102,332,076        $87,957,000   $66,602,309   $47,588,867        $9,806,449   $3,132,932
============    ============   ============        ===========   ===========   ===========        ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005



                                                        FIDELITY VIP                                 FIDELITY VIP
                                                        EQUITY-INCOME                                  OVERSEAS
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2007           2006           2005           2007           2006           2005
                                         ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss).........  $  2,019,472   $  4,515,810   $  1,626,588   $  4,192,648   $    388,513   $     60,593
  Net realized gains (losses)..........    16,379,660     23,250,201      9,871,627     10,357,909     (1,830,080)     1,616,201
  Change in unrealized gains (losses)
     on investments....................   (16,083,412)     1,879,953     (3,446,973)     8,937,231     24,309,349     19,836,609
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from
       operations......................     2,315,720     29,645,964      8,051,242     23,487,788     22,867,782     21,513,403
                                         ------------   ------------   ------------   ------------   ------------   ------------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners............................    12,978,363     14,033,200     16,342,695     10,377,600     11,657,246     13,154,046
  Net transfers (including fixed
     account)..........................      (793,715)       441,501     (3,576,606)    (1,500,831)       376,011     (5,626,376)
  Policy charges.......................    (8,472,918)    (8,899,177)    (9,604,505)    (7,012,401)    (7,129,516)    (7,163,253)
  Transfers for policy benefits and
     terminations......................   (20,802,918)   (19,760,305)   (16,259,358)   (16,976,327)   (16,523,855)   (12,483,594)
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Net increase (decrease) in net
       assets resulting from policy
       transactions....................   (17,091,188)   (14,184,781)   (13,097,774)   (15,111,959)   (11,620,114)   (12,119,177)
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net
     assets............................   (14,775,468)    15,461,183     (5,046,532)     8,375,829     11,247,668      9,394,226
NET ASSETS:
  Beginning of period..................   175,481,284    160,020,101    165,066,633    148,385,879    137,138,211    127,743,985
                                         ------------   ------------   ------------   ------------   ------------   ------------
  End of period........................  $160,705,816   $175,481,284   $160,020,101   $156,761,708   $148,385,879   $137,138,211
                                         ============   ============   ============   ============   ============   ============




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                        MIST
                   T. ROWE PRICE                                       MIST                                   MIST
                   MID-CAP GROWTH                               PIMCO TOTAL RETURN                       RCM TECHNOLOGY
                    SUB-ACCOUNT                                    SUB-ACCOUNT                            SUB-ACCOUNT
      ---------------------------------------        ---------------------------------------        -----------------------
          2007          2006          2005               2007          2006          2005              2007         2006
      -----------   -----------   -----------        -----------   -----------   -----------        ----------   ----------


      $   (46,331)  $   (87,596)  $   (66,861)       $ 1,740,667   $ 1,010,224   $  (136,517)       $  (18,206)  $  (14,830)
        2,783,457     1,298,793       976,579             35,653        22,035       412,903           653,761       28,396
          895,981       (53,103)    1,202,380          2,098,892     1,194,931       477,776           595,431      157,821
      -----------   -----------   -----------        -----------   -----------   -----------        ----------   ----------
        3,633,107     1,158,094     2,112,098          3,875,212     2,227,190       754,162         1,230,986      171,387
      -----------   -----------   -----------        -----------   -----------   -----------        ----------   ----------

        2,616,266     2,412,145     2,210,701          7,798,188     8,332,214     7,951,787           748,864      728,617
        2,286,635     4,082,277     3,515,422          8,797,608     2,272,536     5,024,207           992,668      (66,416)
       (1,482,925)   (1,255,222)    1,162,511         (3,609,937)   (3,823,317)   (2,817,682)         (337,837)    (403,463)
       (3,414,682)   (2,153,114)   (1,558,530)        (4,627,274)   (4,390,572)   (3,201,390)         (502,954)    (323,852)
      -----------   -----------   -----------        -----------   -----------   -----------        ----------   ----------
            5,294     3,086,086     5,330,104          8,358,585     2,390,861     6,956,922           900,741      (65,114)
      -----------   -----------   -----------        -----------   -----------   -----------        ----------   ----------
        3,638,401     4,244,180     7,442,202         12,233,797     4,618,051     7,711,084         2,131,727      106,273

       21,555,907    17,311,727     9,869,525         46,125,778    41,507,727    33,796,643         3,796,537    3,690,264
      -----------   -----------   -----------        -----------   -----------   -----------        ----------   ----------
      $25,194,308   $21,555,907   $17,311,727        $58,359,575   $46,125,778   $41,507,727        $5,928,264   $3,796,537
      ===========   ===========   ===========        ===========   ===========   ===========        ==========   ==========

          MIST
          RCM
       TECHNOLOGY
      SUB-ACCOUNT
      -----------
          2005
      -----------


      $   (15,761)
          (45,085)
          409,427
      -----------
          348,581
      -----------

          812,663
         (305,989)
       (2,923,681)
         (513,027)
      -----------
       (2,930,034)
      -----------
       (2,581,453)
        6,271,717
      -----------
      $ 3,690,264
      ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005



                                                               MIST                                   MIST
                                                          LAZARD MID-CAP                    MET/AIM SMALL CAP GROWTH
                                                           SUB-ACCOUNT                             SUB-ACCOUNT
                                              -------------------------------------   ------------------------------------
                                                  2007         2006         2005         2007         2006         2005
                                              -----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............  $    16,121   $    4,026   $   (6,740)  $  (19,748)  $  (19,305)  $  (18,759)
  Net realized gains (losses)...............      822,680      766,175      875,197      337,064      774,927      414,585
  Change in unrealized gains (losses) on
     investments............................   (1,252,571)      60,580     (443,804)     171,391     (225,798)    (114,128)
                                              -----------   ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations............     (413,770)     830,781      424,653      488,707      529,824      281,698
                                              -----------   ----------   ----------   ----------   ----------   ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................    1,061,073      929,653      946,465      583,986      583,612      573,108
  Net transfers (including fixed account)...    2,487,040      331,990      775,293      309,844      703,361     (434,825)
  Policy charges............................     (568,318)    (484,415)    (365,618)    (339,442)    (322,915)    (273,721)
  Transfers for policy benefits and
     terminations...........................     (797,916)    (848,430)    (657,186)    (452,322)    (645,337)    (314,854)
                                              -----------   ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from policy transactions...    2,181,879      (71,202)     698,954      102,066      318,721     (450,292)
                                              -----------   ----------   ----------   ----------   ----------   ----------
  Net increase (decrease) in net assets.....    1,768,109      759,579    1,123,607      590,773      848,545     (168,594)
NET ASSETS:
  Beginning of period.......................    6,762,364    6,002,785    4,879,178    4,548,438    3,699,893    3,868,487
                                              -----------   ----------   ----------   ----------   ----------   ----------
  End of period.............................  $ 8,530,473   $6,762,364   $6,002,785   $5,139,211   $4,548,438   $3,699,893
                                              ===========   ==========   ==========   ==========   ==========   ==========




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                     MIST                                   MIST
                        MIST                                  LEGG MASON PARTNERS                  NEUBERGER BERMAN REAL
            HARRIS OAKMARK INTERNATIONAL                       AGGRESSIVE GROWTH                           ESTATE
                    SUB-ACCOUNT                                   SUB-ACCOUNT                           SUB-ACCOUNT
      ---------------------------------------        ------------------------------------        -------------------------
          2007          2006          2005              2007         2006         2005               2007          2006
      -----------   -----------   -----------        ----------   ----------   ----------        -----------   -----------


      $   291,196   $   800,904   $   (58,528)       $   (6,309)  $  (15,055)  $  (15,219)       $   187,965   $   107,281
        7,874,782     3,481,066       921,780           325,991      487,789      320,070          3,618,254     1,721,280
       (9,052,128)    5,394,065     2,041,888          (250,410)    (542,275)     137,586         (8,438,976)    3,634,132
      -----------   -----------   -----------        ----------   ----------   ----------        -----------   -----------
         (886,150)    9,676,035     2,905,140            69,272      (69,541)     442,437         (4,632,757)    5,462,693
      -----------   -----------   -----------        ----------   ----------   ----------        -----------   -----------

        6,699,487     4,761,695     3,525,337           494,859      524,835      516,302          4,350,769     2,775,441
       10,245,789    12,282,382    10,361,229          (140,512)    (345,649)     609,339          4,217,420     8,893,675
       (3,258,769)   (2,448,674)   (1,125,549)         (228,414)    (256,951)    (236,670)        (2,374,752)   (1,528,756)
       (7,228,755)   (2,869,569)   (1,196,961)         (272,791)    (305,655)    (330,452)        (2,790,791)   (1,499,224)
      -----------   -----------   -----------        ----------   ----------   ----------        -----------   -----------
        6,457,752    11,725,834    11,564,056          (146,858)    (383,420)     558,519          3,402,646     8,641,136
      -----------   -----------   -----------        ----------   ----------   ----------        -----------   -----------
        5,571,602    21,401,869    14,469,196           (77,586)    (452,961)   1,000,956         (1,230,111)   14,103,829

       49,487,138    28,085,269    13,616,073         2,888,496    3,341,457    2,340,501         24,808,259    10,704,430
      -----------   -----------   -----------        ----------   ----------   ----------        -----------   -----------
      $55,058,740   $49,487,138   $28,085,269        $2,810,910   $2,888,496   $3,341,457        $23,578,148   $24,808,259
      ===========   ===========   ===========        ==========   ==========   ==========        ===========   ===========

          MIST
       NEUBERGER
      BERMAN REAL
         ESTATE
      SUB-ACCOUNT
      -----------
          2005
      -----------
      $   (34,808)
          214,555
          847,791
      -----------
        1,027,538
      -----------

        1,356,195
        5,585,725
         (426,306)
         (138,091)
      -----------
        6,377,523
      -----------
        7,405,061
        3,299,369
      -----------
      $10,704,430
      ===========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, 2005



                                                             MIST                                      MIST
                                                  MFS RESEARCH INTERNATIONAL                LORD ABBETT BOND DEBENTURE
                                                          SUB-ACCOUNT                              SUB-ACCOUNT
                                            --------------------------------------   ---------------------------------------
                                                2007          2006         2005          2007          2006          2005
                                            -----------   -----------   ----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)............  $   177,471   $    80,639   $   14,930   $ 1,899,525   $ 2,253,463   $ 1,433,215
  Net realized gains (losses).............    2,551,425       910,772      232,619       241,985       (42,854)    2,545,422
  Change in unrealized gains (losses) on
     investments..........................     (534,417)      533,798      232,397       237,120       840,461    (3,442,079)
                                            -----------   -----------   ----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations..........    2,194,479     1,525,209      479,946     2,378,630     3,051,070       536,558
                                            -----------   -----------   ----------   -----------   -----------   -----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners...............................    1,971,165       849,738      454,269     5,048,438     5,015,300     5,031,351
  Net transfers (including fixed
     account).............................    9,894,185     5,383,217    2,305,761     1,930,430       759,926     1,974,575
  Policy charges..........................     (974,849)     (466,966)     (82,477)   (3,094,670)   (3,014,141)   (2,531,254)
  Transfers for policy benefits and
     terminations.........................   (1,510,679)     (789,611)      (7,719)   (3,801,319)   (3,269,583)   (1,947,373)
                                            -----------   -----------   ----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from policy
       transactions.......................    9,379,822     4,976,378    2,669,834        82,879      (508,498)    2,527,299
                                            -----------   -----------   ----------   -----------   -----------   -----------
  Net increase (decrease) in net assets...   11,574,301     6,501,587    3,149,780     2,461,509     2,542,572     3,063,857
NET ASSETS:
  Beginning of period.....................   10,510,490     4,008,903      859,123    36,899,321    34,356,749    31,292,892
                                            -----------   -----------   ----------   -----------   -----------   -----------
  End of period...........................  $22,084,791   $10,510,490   $4,008,903   $39,360,830   $36,899,321   $34,356,749
                                            ===========   ===========   ==========   ===========   ===========   ===========




   (a) For the period May 1, 2005 to December 31, 2005.

   (b) For the period January 1, 2007 to April 27, 2007.

   (c) For the period May 1, 2006 to December 31, 2006.

   (d) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                    MIST                       MIST                 MIST                   MIST
                OPPENHEIMER               CYCLICAL GROWTH      CYCLICAL GROWTH       PIMCO INFLATION           MIST LEGG MASON
            CAPITAL APPRECIATION                ETF            AND INCOME ETF         PROTECTED BOND             VALUE EQUITY
                SUB-ACCOUNT                 SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
      -------------------------------   ------------------   ------------------   ---------------------   -------------------------
         2007       2006      2005(A)     2007     2006(C)     2007     2006(C)      2007       2006(C)       2007        2006(C)
      ---------   --------   --------   --------   -------   --------   -------   ----------   --------   -----------   -----------


      $  (1,897)  $   (443)  $    (66)  $ (2,198)  $   904   $   (401)  $   517   $    4,117   $   (304)  $   (89,882)  $   (35,516)
         64,295      2,535      1,634      5,211       230      2,313        57        6,584      3,457       184,870       322,585
        (22,990)    16,452        276     12,959       663      3,249       261       60,630       (646)   (1,096,137)      915,746
      ---------   --------   --------   --------   -------   --------   -------   ----------   --------   -----------   -----------
         39,408     18,544      1,844     15,972     1,797      5,161       835       71,331      2,507    (1,001,149)    1,202,815
      ---------   --------   --------   --------   -------   --------   -------   ----------   --------   -----------   -----------

         96,097     46,379      7,461     59,076     2,223     30,553       416       81,110      7,566     1,876,712     1,374,783
        583,595    157,892    131,687    752,504    88,638    492,703    38,659    1,418,711    180,926      (289,314)   16,626,658
        (51,485)   (29,478)    (3,938)   (62,899)   (1,942)   (25,861)   (1,198)     (29,715)    (3,063)   (1,170,952)   (1,009,352)
       (100,436)    (7,347)     9,927    (38,167)        4     (1,133)        2     (125,721)   (23,778)   (1,438,828)   (1,039,287)
      ---------   --------   --------   --------   -------   --------   -------   ----------   --------   -----------   -----------
        527,771    167,446    145,137    710,514    88,923    496,262    37,879    1,344,385    161,651    (1,022,382)   15,952,802
      ---------   --------   --------   --------   -------   --------   -------   ----------   --------   -----------   -----------
        567,179    185,990    146,981    726,486    90,720    501,423    38,714    1,415,716    164,158    (2,023,531)   17,155,617

        332,971    146,981         --     90,720        --     38,714        --      164,158         --    17,155,617            --
      ---------   --------   --------   --------   -------   --------   -------   ----------   --------   -----------   -----------
      $ 900,150   $332,971   $146,981   $817,206   $90,720   $540,137   $38,714   $1,579,874   $164,158   $15,132,086   $17,155,617
      =========   ========   ========   ========   =======   ========   =======   ==========   ========   ===========   ===========

           MIST
         BLACKROCK         MIST
      LARGE-CAP CORE   JANUS FORTY
        SUB-ACCOUNT    SUB-ACCOUNT
      --------------   -----------
          2007(D)        2007(D)
      --------------   -----------
        $   (2,290)     $   (5,703)
             1,835          32,447
            17,789         325,311
        ----------      ----------
            17,334         352,055
        ----------      ----------

           261,566          64,358
         2,139,773       4,029,930
          (195,732)        (53,982)
          (163,530)        (35,610)
        ----------      ----------
         2,042,077       4,004,696
        ----------      ----------
         2,059,411       4,356,751
                --              --
        ----------      ----------
        $2,059,411      $4,356,751
        ==========      ==========




   The accompanying notes are an integral part of these financial statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Met Investors Series Trust ("MIST")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts were available for investment as of December 31, 2007:

MSF Zenith Equity Sub-Account              MSF MetLife Conservative Allocation Sub-
                                           Account
MSF BlackRock Bond Income Sub-Account      MSF MetLife Conservative to Moderate
                                           Allocation Sub-Account
MSF BlackRock Money Market Sub-Account     MSF MetLife Moderate Allocation Sub-
                                           Account
MSF MFS Total Return Sub-Account           MSF MetLife Moderate to Aggressive
                                           Allocation Sub-Account
MSF Harris Oakmark Focused Value Sub-      MSF MetLife Aggressive Allocation Sub-
  Account                                  Account
MSF FI Value Leaders Sub-Account           MSF FI Large Cap Sub-Account
MSF Loomis Sayles Small Cap Sub-Account    American Funds Growth Sub-Account
MSF Davis Venture Value Sub-Account        American Funds Growth-Income Sub-Account
MSF BlackRock Legacy Large Cap Growth      American Funds Global Small
  Sub-Account                              Capitalization Sub-Account
MSF Western Asset Management U.S.          American Funds Bond Sub-Account
  Government Sub-Account
MSF Western Asset Management Strategic     Fidelity VIP Equity-Income Sub-Account
  Bond Opportunities Sub-Account
MSF FI Mid Cap Opportunities Sub-Account   Fidelity VIP Overseas Sub-Account
MSF Jennison Growth Sub-Account            MIST T. Rowe Price Mid-Cap Growth Sub-
                                           Account
MSF Russell 2000 Index Sub-Account         MIST PIMCO Total Return Sub-Account
MSF FI International Stock Sub-Account     MIST RCM Technology Sub-Account
MSF BlackRock Strategic Value Sub-Account  MIST Lazard Mid-Cap Sub-Account
MSF MetLife Stock Index Sub-Account        MIST Met/AIM Small Cap Growth Sub-Account
MSF Lehman Brothers Aggregate Bond Index   MIST Harris Oakmark International Sub-
  Sub-Account                              Account
MSF Morgan Stanley EAFE Index Sub-Account  MIST Legg Mason Partners Aggressive
                                           Growth Sub-Account
MSF MetLife Mid Cap Stock Index Sub-       MIST Neuberger Berman Real Estate Sub-
  Account                                  Account
MSF Franklin Templeton Small Cap Growth    MIST MFS Research International Sub-
  Sub-Account                              Account
MSF BlackRock Large Cap Value Sub-Account  MIST Lord Abbett Bond Debenture Sub-
                                           Account
MSF Neuberger Berman Mid Cap Value Sub-    MIST Oppenheimer Capital Appreciation
  Account                                  Sub-Account
MSF Harris Oakmark Large Cap Value Sub-    MIST Cyclical Growth ETF Sub-Account
  Account
MSF T. Rowe Price Large Cap Growth Sub-    MIST Cyclical Growth and Income ETF Sub-
  Account                                  Account
MSF T. Rowe Price Small Cap Growth Sub-    MIST PIMCO Inflation Protected Bond Sub-
  Account                                  Account
MSF Oppenheimer Global Equity Sub-Account  MIST Legg Mason Value Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-       MIST BlackRock Large-Cap Core Sub-Account
  Account
MSF BlackRock Diversified Sub-Account      MIST Janus Forty Sub-Account

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



1.  ORGANIZATION -- (CONTINUED)


The following Sub-Accounts ceased operations during the year ended December 31, 2007:

MSF BlackRock Large Cap Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2007:

NAME CHANGES:

Old Name                           New Name
--------                           --------
RCM Global Technology Portfolio    RCM Technology Portfolio
Legg Mason Aggressive Growth       Legg Mason Partners Aggressive
  Portfolio                        Growth Portfolio


MERGERS:

Old Name                           New Name
--------                           --------
BlackRock Large Cap Portfolio      BlackRock Large-Cap Core
                                   Portfolio


This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS
Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statements of operations.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


   PREMIUM PAYMENTS
   The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

   NET TRANSFERS
   The policy owner has the opportunity to transfer funds between Sub-Accounts within the Separate Account or the fixed account, which is an investment option in the Company's general account.

   USE OF ESTIMATES
   The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

   ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
   Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

   FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
   In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

   CHANGE IN BASIS OF PRESENTATION
   In prior year statements of changes in net assets, the Separate Account reported cost of insurance ("COI") in the financial statement line item "Transfers for policy benefits and terminations." The COI has been reclassified and now appears separately in the line item "Policy charges." This reclassification presents COI more consistent with the intent of what COI charges represent. The reclassification had no effect on the net assets of the Sub-Accounts or unit values of the Policies.

   3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)


     The table below represents the range of effective annual rates for the charge for the year ended December 31, 2007:

--------------------------------------------------------------------------
Mortality and Expense Risk                                     0.20%-0.90%
--------------------------------------------------------------------------


     The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .10% to .90% is assessed on a monthly basis through the redemption of units. Other policy charges that are assessed through the redemption of units generally include: COI charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. Administrative charges range from $.15 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% and/or $0 to $5 for every $1,000 of the policy face amount. For those policy owners who choose optional living benefit riders, these charges range from $0 to $500 per $100 or $1,000 face amount of the policy cash value and are deducted monthly. These charges are assessed through the redemption of units and are recorded as policy transactions in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS

                                                                               FOR THE YEAR ENDED
                                                 AS OF DECEMBER 31,            DECEMBER 31, 2007
                                                        2007             -----------------------------
                                              ------------------------      COST OF      PROCEEDS FROM
                                                SHARES       COST ($)    PURCHASES ($)     SALES ($)
                                              ----------   -----------   -------------   -------------
MSF Zenith Equity Sub-Account...............   1,472,639   597,919,698     13,747,006      92,761,924
MSF BlackRock Bond Income Sub-Account.......   1,139,243   124,798,372      9,213,726      21,213,615
MSF BlackRock Money Market Sub-Account......   2,624,946   262,494,738    218,797,493      55,701,178
MSF MFS Total Return Sub-Account............     837,126   114,721,244     12,857,635      17,968,978
MSF Harris Oakmark Focused Value Sub-
  Account...................................     722,743   153,312,556     28,993,339      29,381,222
MSF FI Value Leaders Sub-Account............     404,571    69,022,134     11,008,622      14,033,841
MSF Loomis Sayles Small Cap Sub-Account.....     707,606   139,990,664     26,684,957      23,408,665
MSF Davis Venture Value Sub-Account.........  10,565,277   267,292,978     19,809,494      42,981,001
MSF BlackRock Legacy Large Cap Growth Sub-
  Account...................................   8,453,137   167,979,262      6,770,555      29,365,949
MSF Western Asset Management U.S. Government
  Sub-Account...............................     691,901     8,446,573      4,178,912      19,157,020
MSF Western Asset Management Strategic Bond
  Opportunities
  Sub-Account...............................   1,206,200    15,094,593      5,079,941       4,028,400
MSF FI Mid Cap Opportunities Sub-Account....   1,608,316    23,300,441      3,015,378       4,919,550
MSF Jennison Growth Sub-Account.............     590,700     6,556,026      1,044,894       1,396,926
MSF Russell 2000 Index Sub-Account..........   1,924,545    26,462,909      7,318,829       4,780,602
MSF FI International Stock Sub-Account......   3,098,691    32,333,595      5,462,721       7,167,546
MSF BlackRock Strategic Value Sub-Account...   4,200,766    68,565,383     12,951,782      12,623,185
MSF MetLife Stock Index Sub-Account.........   6,022,417   182,674,648     17,086,472      29,218,957
MSF Lehman Brothers Aggregate Bond Index
  Sub-Account...............................   2,637,863    28,146,579      7,451,253       9,198,858
MSF Morgan Stanley EAFE Index Sub-Account...   1,298,258    17,143,601      5,625,812       2,913,230
MSF MetLife Mid Cap Stock Index Sub-
  Account...................................   1,279,437    17,785,059      4,448,412       2,889,722
MSF Franklin Templeton Small Cap Growth Sub-
  Account...................................     675,249     6,972,694      1,852,760       1,896,854
MSF BlackRock Large Cap Sub-Account(a)......          --            --        192,609       2,102,932
MSF BlackRock Large Cap Value Sub-Account...     885,202    11,551,906      4,997,909       1,671,898
MSF Neuberger Berman Mid Cap Value Sub-
  Account...................................   1,878,962    38,141,383      8,102,808       6,555,607
MSF Harris Oakmark Large Cap Value Sub-
  Account...................................     871,573    11,941,171      2,539,057       2,909,804
MSF T. Rowe Price Large Cap Growth Sub-
  Account...................................     488,847     7,104,131      2,939,281       1,169,481
MSF T. Rowe Price Small Cap Growth Sub-
  Account...................................     249,147     3,950,165        812,404       1,130,857
MSF Oppenheimer Global Equity Sub-Account...     376,428     6,164,278      2,618,769       1,438,582
MSF BlackRock Aggressive Growth Sub-
  Account...................................      79,670     2,014,973      1,112,294         420,665
MSF BlackRock Diversified Sub-Account.......     199,519     3,331,336      1,013,154       1,008,035
MSF MetLife Conservative Allocation Sub-
  Account...................................     185,685     2,021,436      2,101,323       1,117,989
MSF MetLife Conservative to Moderate
  Allocation Sub-Account....................     288,430     3,267,041      2,707,838       1,186,129
MSF MetLife Moderate Allocation Sub-
  Account...................................   2,470,608    28,368,788     15,240,988       3,077,559
MSF MetLife Moderate to Aggressive
  Allocation Sub-Account....................   3,279,185    39,175,981     24,370,787       6,264,782
MSF MetLife Aggressive Allocation Sub-
  Account...................................     572,744     7,114,415      4,929,298       1,082,526
MSF FI Large Cap Sub-Account................      15,427       227,292        300,889         103,479
American Funds Growth Sub-Account...........   3,550,203   181,837,650     41,013,573      26,217,476
American Funds Growth-Income Sub-Account....   3,136,606   112,221,867     21,251,297      10,967,992
American Funds Global Small Capitalization
  Sub-Account...............................   3,282,322    67,516,913     23,474,583       8,089,616
American Funds Bond Sub-Account.............     900,120    10,275,270      7,953,001         796,863
Fidelity VIP Equity-Income Sub-Account......   6,750,024   156,688,895     23,265,000      24,959,084
Fidelity VIP Overseas Sub-Account...........   6,215,926   105,589,795     20,174,805      20,961,492
MIST T. Rowe Price Mid-Cap Growth Sub-
  Account...................................   2,581,004    21,662,159      6,830,929       5,794,290
MIST PIMCO Total Return Sub-Account.........   4,772,143    55,364,407     16,966,579       6,910,903
MIST RCM Technology Sub-Account.............     884,277     4,978,942      2,955,592       1,924,918
MIST Lazard Mid-Cap Sub-Account.............     709,124     9,751,244      5,480,651       2,511,859
MIST Met/AIM Small Cap Growth Sub-Account...     352,368     4,806,511      1,668,386       1,503,877
MIST Harris Oakmark International Sub-
  Account...................................   3,205,060    54,883,525     21,223,005       9,891,940
MIST Legg Mason Partners Aggressive Growth
  Sub-Account...............................     381,848     3,049,466        807,095         704,793
MIST Neuberger Berman Real Estate Sub-
  Account...................................   1,691,131    27,565,412     12,341,448       6,263,534
MIST MFS Research International Sub-
  Account...................................   1,542,117    21,969,761     14,224,281       2,126,683
MIST Lord Abbett Bond Debenture Sub-
  Account...................................   3,138,141    38,527,233      8,657,831       6,639,211
MIST Oppenheimer Capital Appreciation Sub-
  Account...................................      93,543       936,075      1,069,644         499,764
MIST Cyclical Growth ETF Sub-Account........      70,876       841,849        829,008          83,248
MIST Cyclical Growth and Income ETF Sub-
  Account...................................      47,153       551,476        546,612          36,022
MIST PIMCO Inflation Protected Bond Sub-
  Account...................................     146,324     1,543,727      1,699,136         330,482
MIST Legg Mason Value Equity Sub-Account....   1,454,329    15,450,841      1,326,766       2,439,669
MIST BlackRock Large-Cap Core Sub-
  Account(b)................................     190,460     2,103,939      2,392,940         290,830
MIST Janus Forty Sub-Account(b).............      52,381     4,064,706      4,347,711         315,453



   (a) For the period January 1, 2007 to April 27, 2007.

   (b) For the period April 30, 2007 to December 31, 2007.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2007. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                                              FOR THE YEAR ENDED DECEMBER 31
                                               AS OF DECEMBER 31  ------------------------------------------------------
                                               -----------------                     EXPENSE RATIO(2)  TOTAL RETURN(3,4)
                                                                    INVESTMENT(1)        LOWEST TO         LOWEST TO
                                                 NET ASSETS ($)   INCOME RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               -----------------  ----------------   ----------------  -----------------
MSF Zenith Equity Sub-Account..........  2007     688,309,329           0.76             0.20-0.90            4.31-5.26
                                         2006     734,057,930           0.53             0.00-0.90            7.31-8.28
                                         2005     760,537,208           0.90             0.00-0.90           9.17-10.15
                                         2004     768,360,185           0.45             0.00-0.90          10.00-11.00
                                         2003     756,136,082           0.26             0.00-0.90          30.27-31.45

MSF BlackRock Bond Sub-Account.........  2007     126,621,372           3.31             0.20-0.90            5.34-6.29
                                         2006     135,026,897           5.70             0.00-0.90            3.48-4.41
                                         2005     136,600,474           4.03             0.00-0.90            1.50-2.41
                                         2004     142,656,258           4.05             0.00-0.90            3.49-4.43
                                         2003     144,581,086           3.23             0.00-0.90            4.90-5.85

MSF BlackRock Money Market Sub-
  Account..............................  2007     261,581,445           4.94             0.20-0.90            4.09-5.04
                                         2006      98,569,401           4.66             0.00-0.90            3.88-4.81
                                         2005      92,247,000           2.73             0.00-0.90            1.97-2.89
                                         2004      91,102,430           0.94             0.00-0.90            0.08-0.99
                                         2003     104,081,007           0.79             0.00-0.90          (0.10)-0.81

MSF MFS Total Return Sub-Account.......  2007     128,431,968           2.19             0.20-0.90            3.44-4.38
                                         2006     135,222,422           3.59             0.00-0.90          11.21-12.21
                                         2005     129,599,852           1.78             0.00-0.90            2.20-3.12
                                         2004     131,220,506           2.34             0.00-0.90          10.25-11.25
                                         2003      83,494,581           1.36             0.00-0.90          15.95-17.00

MSF Harris Oakmark Focused Value Sub-
  Account..............................  2007     157,882,498           0.57             0.20-0.90        (7.68)-(6.84)
                                         2006     193,589,963           0.31             0.00-0.90          11.45-12.45
                                         2005     191,375,939           0.04             0.00-0.90            9.00-9.98
                                         2004     182,473,887           0.04             0.00-0.90            8.51-9.93
                                         2003     165,660,062           0.14             0.00-0.90          31.47-32.66

MSF FI Value Leader Sub-Account........  2007      78,919,923           0.96             0.20-0.90            3.26-4.20
                                         2006      86,759,521           1.12             0.00-0.90          10.93-11.93
                                         2005      83,598,030           1.13             0.00-0.90           9.71-10.69
                                         2004      80,689,137           1.25             0.00-0.90          12.71-13.73
                                         2003      76,081,031           0.72             0.00-0.90          25.78-26.92

MSF Loomis Sayles Small Cap Sub-
  Account..............................  2007     174,428,227           0.08             0.20-0.90          10.89-11.90
                                         2006     171,548,147             --             0.00-0.90          15.64-16.68
                                         2005     157,114,039             --             0.00-0.90            6.00-6.96
                                         2004     157,718,819             --             0.00-0.90          15.31-16.35
                                         2003     143,154,523             --             0.00-0.90          35.24-36.47

MSF Davis Venture Value Sub-Account....  2007     383,166,627           0.80             0.20-0.90            3.64-4.58
                                         2006     391,428,706           0.83             0.00-0.90          13.56-14.58
                                         2005     357,153,939           0.69             0.00-0.90           9.31-10.30
                                         2004     335,586,136           0.58             0.00-0.90          11.36-12.37
                                         2003     302,685,265           0.36             0.00-0.90          29.70-30.87

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31
                                               AS OF DECEMBER 31  ------------------------------------------------------
                                               -----------------                     EXPENSE RATIO(2)  TOTAL RETURN(3,4)
                                                                    INVESTMENT(1)        LOWEST TO         LOWEST TO
                                                 NET ASSETS ($)   INCOME RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               -----------------  ----------------   ----------------  -----------------

MSF BlackRock Legacy Large Cap Growth
  Sub-Account..........................  2007     224,783,521           0.20             0.20-0.90          17.65-18.72
                                         2006     210,532,191           0.12             0.00-0.90            3.20-4.13
                                         2005     222,568,551           0.41             0.00-0.90            6.05-7.00
                                         2004     228,840,525             --             0.00-0.90            7.84-8.81
                                         2003     225,355,598           0.06             0.00-0.90          33.94-35.15

MSF Western Asset Management U.S.
  Government Sub-Account...............  2007       8,555,333           1.62             0.20-0.90            3.41-4.35
                                         2006      23,111,882           1.96             0.00-0.90            3.23-4.16
                                         2005       5,988,976           1.41             0.00-0.90            0.81-1.72
                                         2004       1,515,940           0.86             0.00-0.90            2.08-3.01
                                         2003       1,028,922           0.75                  0.00                 1.68

MSF Western Asset Management Strategic
  Bond Opportunities Sub-Account.......  2007      15,153,416           2.75             0.20-0.90            3.10-4.03
                                         2006      13,995,776           5.01             0.00-0.90            4.12-5.06
                                         2005       9,512,958           2.35             0.00-0.90            1.91-2.83
                                         2004       3,884,941           1.79             0.00-0.90            5.65-6.61
                                         2003       1,638,004           2.09                  0.00                12.62

MSF FI Mid Cap Opportunities Sub-
  Account..............................  2007      33,745,831           0.13             0.20-0.90            7.36-8.33
                                         2006      33,000,999           0.01             0.00-0.90          10.85-11.85
                                         2005      31,907,921           0.00             0.00-0.90            5.96-6.92
                                         2004      33,474,401           0.52             0.00-0.90          16.14-17.19
                                         2003      28,559,896             --             0.00-0.90          33.38-34.58

MSF Jennison Growth Sub-Account........  2007       7,939,226           0.43             0.20-0.90          10.67-11.67
                                         2006       7,744,244             --             0.00-0.90            1.84-2.76
                                         2005       8,101,181             --             0.00-0.90          20.77-21.49

MSF Russell 2000 Index Sub-Account.....  2007      27,058,478           0.93             0.20-0.90        (2.40)-(1.51)
                                         2006      27,456,436           0.86             0.00-0.90          16.91-17.96
                                         2005      24,753,651           0.78             0.00-0.90            3.57-4.50
                                         2004      21,567,654           0.45             0.00-0.90          16.71-17.77
                                         2003      13,781,579           0.59             0.00-0.90          44.76-46.07

MSF FI International Stock Sub-
  Account..............................  2007      49,449,098           1.07             0.20-0.90           9.34-10.33
                                         2006      49,321,383           1.49             0.00-0.90          15.45-16.49
                                         2005      48,315,947           0.63             0.00-0.90          16.95-18.00
                                         2004      40,124,885           1.28             0.00-0.90          17.13-18.19
                                         2003      35,668,554           0.68             0.00-0.90          26.90-28.04

MSF BlackRock Strategic Value Sub-
  Account..............................  2007      63,338,831           0.31             0.20-0.90        (4.32)-(3.45)
                                         2006      73,818,143           0.31             0.00-0.90          15.69-16.73
                                         2005      70,237,347             --             0.00-0.90            3.22-4.15
                                         2004      73,418,898             --             0.00-0.90          11.97-14.31
                                         2003      57,204,349             --             0.00-0.90          48.79-50.14

MSF MetLife Stock Index Sub-Account....  2007     221,661,531           1.05             0.20-0.90            4.29-5.23
                                         2006     229,081,898           2.00             0.00-0.90          14.43-15.46
                                         2005     213,385,168           1.60             0.00-0.90            3.70-4.64
                                         2004     215,225,966           0.85             0.00-0.90           9.54-10.53
                                         2003     200,963,908           1.69             0.00-0.90          27.05-28.20

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31
                                               AS OF DECEMBER 31  ------------------------------------------------------
                                               -----------------                     EXPENSE RATIO(2)  TOTAL RETURN(3,4)
                                                                    INVESTMENT(1)        LOWEST TO         LOWEST TO
                                                 NET ASSETS ($)   INCOME RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               -----------------  ----------------   ----------------  -----------------

MSF Lehman Brothers Aggregate Bond
  Index Sub-Account....................  2007      28,756,872           4.78             0.20-0.90            5.91-6.87
                                         2006      29,998,745           4.36             0.00-0.90            3.19-4.12
                                         2005      29,833,679           3.98             0.00-0.90            1.15-2.06
                                         2004      28,363,978           3.15             0.00-0.90            3.16-4.10
                                         2003      25,940,210           6.15             0.00-0.90            2.70-3.63

MSF Morgan Stanley EAFE Index Sub-
  Account..............................  2007      22,127,994           1.95             0.20-0.90           9.82-10.82
                                         2006      18,004,926           1.70             0.00-0.90          24.60-25.72
                                         2005      13,270,424           1.55             0.00-0.90          12.23-13.24
                                         2004       9,807,460           0.68             0.00-0.90          18.57-19.64
                                         2003       4,822,619           1.26             0.00-0.90          36.40-37.64

MSF MetLife Mid Cap Stock Index Sub-
  Account..............................  2007      19,029,722           0.76             0.20-0.90            6.81-7.78
                                         2006      17,068,454           1.22             0.00-0.90           9.11-10.10
                                         2005      14,077,266           0.74             0.00-0.90          11.27-12.27
                                         2004      10,738,248           0.47             0.00-0.90          15.00-16.05
                                         2003       6,317,800           0.45             0.00-0.90          33.76-34.96

MSF Franklin Templeton Small Cap Growth
  Sub-Account..........................  2007       7,074,259             --             0.20-0.90            3.60-4.54
                                         2006       7,303,723             --             0.00-0.90           9.03-10.01
                                         2005       6,719,469             --             0.00-0.90            3.72-4.65
                                         2004       5,395,016             --             0.00-0.90          10.41-11.41
                                         2003       3,347,608             --             0.00-0.90          43.63-44.93

MSF BlackRock Large Cap Sub-Account
  (a)..................................  2007              --           1.58             0.20-0.90            4.46-5.36
                                         2006       1,777,006           1.31             0.00-0.90          13.09-14.11
                                         2005       1,613,324           0.97             0.00-0.90            2.66-3.59
                                         2004       1,480,369           0.65             0.00-0.90           9.86-10.85
                                         2003         911,927           0.65             0.00-0.90          29.07-30.24

MSF BlackRock Large Cap Value Sub-
  Account..............................  2007      11,919,419           0.93             0.20-0.90            2.46-3.39
                                         2006       8,839,326           1.20             0.00-0.90          18.26-19.32
                                         2005       5,225,941           0.94             0.00-0.90            5.04-5.98
                                         2004       3,753,609             --             0.00-0.90          12.38-13.40
                                         2003       2,167,116           1.39             0.00-0.90          34.46-35.68

MSF Neuberger Berman Mid Cap Value Sub-
  Account..............................  2007      39,717,343           0.55             0.20-0.90            2.52-3.45
                                         2006      38,343,907           0.50             0.00-0.90          10.46-11.45
                                         2005      32,943,567           0.26             0.00-0.90          11.26-12.27
                                         2004      18,749,429           0.23             0.00-0.90          21.80-22.91
                                         2003       9,582,471           0.26             0.00-0.90          35.29-36.52

MSF Harris Oakmark Large Cap Value Sub-
  Account..............................  2007      12,298,691           0.79             0.20-0.90        (4.66)-(3.79)
                                         2006      13,615,792           0.80             0.00-0.90          17.06-18.11
                                         2005      13,328,806           0.73             0.00-0.90        (2.26)-(1.38)
                                         2004       9,516,425           0.47             0.00-0.90          10.42-11.42
                                         2003       5,609,527             --             0.00-0.90          24.37-25.49

MSF T. Rowe Price Large Cap Growth Sub-
  Account..............................  2007       7,948,169           0.42             0.20-0.90            8.40-9.39
                                         2006       5,704,830           0.42             0.00-0.90          12.23-13.24
                                         2005       6,065,326           0.67             0.00-0.90            5.64-6.59
                                         2004         766,546             --             0.00-0.90            8.94-9.93

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31
                                               AS OF DECEMBER 31  ------------------------------------------------------
                                               -----------------                     EXPENSE RATIO(2)  TOTAL RETURN(3,4)
                                                                    INVESTMENT(1)        LOWEST TO         LOWEST TO
                                                 NET ASSETS ($)   INCOME RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               -----------------  ----------------   ----------------  -----------------

MSF T. Rowe Price Small Cap Growth Sub-
  Account..............................  2007       4,225,349             --             0.20-0.90            8.87-9.86
                                         2006       4,128,650             --             0.00-0.90            2.97-3.90
                                         2005       2,248,854             --             0.00-0.90          10.01-11.01
                                         2004         516,111             --             0.00-0.90          10.09-11.08

MSF Oppenheimer Global Equity Sub-
  Account..............................  2007       6,383,391           1.08             0.20-0.90            5.53-6.49
                                         2006       5,131,307           2.33             0.00-0.90          15.55-16.59
                                         2005       2,435,641           0.37             0.00-0.90          15.18-16.22
                                         2004         131,591             --             0.00-0.90          15.37-16.42

MSF BlackRock Aggressive Growth Sub-
  Account..............................  2007       2,233,228             --             0.20-0.90          19.49-20.58
                                         2006       1,262,834             --             0.00-0.90            5.77-6.73
                                         2005         778,161             --             0.00-0.90           9.71-10.70
                                         2004         530,121             --             0.00-0.90          12.28-12.98

MSF BlackRock Diversified Sub-Account..  2007       3,548,106           2.37             0.20-0.90            4.94-5.90
                                         2006       3,414,636           2.35             0.00-0.90           9.54-10.53
                                         2005       3,082,467           1.19             0.00-0.90            2.13-3.05
                                         2004         852,291             --             0.00-0.90            7.53-8.72

MSF MetLife Conservative Allocation
  Sub-Account..........................  2007       2,013,623             --             0.20-0.90            4.79-5.74
                                         2006         961,858           2.62             0.00-0.90            6.30-7.25
                                         2005         494,420           0.67             0.00-0.90            3.50-4.13

MSF MetLife Conservative to Moderate
  Allocation Sub-Account...............  2007       3,279,205             --             0.20-0.90            4.11-5.06
                                         2006       1,654,340           1.51             0.00-0.90            8.79-9.77
                                         2005         230,607           0.80             0.00-0.90            5.79-6.43

MSF MetLife Moderate Allocation Sub-
  Account..............................  2007      29,192,086           0.20             0.20-0.90            3.61-4.55
                                         2006      16,573,938           1.85             0.00-0.90          11.18-12.18
                                         2005       3,737,916           0.81             0.00-0.90            8.00-8.66

MSF MetLife Moderate to Aggressive
  Allocation Sub-Account...............  2007      40,468,536           0.20             0.20-0.90            3.18-4.12
                                         2006      21,764,488           0.94             0.00-0.90          13.53-14.55
                                         2005       2,818,965           0.77             0.00-0.90          10.27-10.94

MSF MetLife Aggressive Allocation Sub-
  Account..............................  2007       7,131,044           0.27             0.20-0.90            2.55-3.48
                                         2006       3,293,718           0.72             0.00-0.90          15.03-16.07
                                         2005         405,330           0.75             0.00-0.90          12.04-12.72

MSF FI Large Cap Sub-Account...........  2007         218,496           0.12             0.20-0.90            3.01-3.94
                                         2006          32,272             --             0.00-0.90            1.62-2.23

American Funds Growth Sub-Account......  2007     235,822,089           0.78             0.20-0.90          11.34-12.35
                                         2006     211,963,175           0.81             0.00-0.90           9.23-10.22
                                         2005     184,342,864           0.72             0.00-0.90          15.15-16.19
                                         2004     137,620,317           0.19             0.00-0.90          11.49-12.50
                                         2003      98,204,163           0.13             0.00-0.90          35.58-36.81

American Funds Growth-Income Sub-
  Account..............................  2007     131,971,932           1.54             0.20-0.90            4.10-5.04
                                         2006     121,735,797           1.60             0.00-0.90          14.17-15.20
                                         2005     102,332,076           1.39             0.00-0.90            4.89-5.83
                                         2004      85,683,703           0.96             0.00-0.90           9.38-10.37
                                         2003      60,261,397           1.18             0.00-0.90          31.24-32.43

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31
                                               AS OF DECEMBER 31  ------------------------------------------------------
                                               -----------------                     EXPENSE RATIO(2)  TOTAL RETURN(3,4)
                                                                    INVESTMENT(1)        LOWEST TO         LOWEST TO
                                                 NET ASSETS ($)   INCOME RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               -----------------  ----------------   ----------------  -----------------

American Funds Global Small
  Capitalization Sub-Account...........  2007      87,957,000           2.91             0.20-0.90          20.33-21.43
                                         2006      66,602,309           0.46             0.00-0.90          22.95-24.05
                                         2005      47,588,867           0.92             0.00-0.90          24.23-25.35
                                         2004      28,038,825             --             0.00-0.90          19.80-20.88
                                         2003      16,170,489           0.52             0.00-0.90          52.15-53.53

American Funds Bond Sub-Account........  2007       9,806,449           9.07             0.20-0.90            2.40-3.33
                                         2006       3,132,932           0.57             0.00-0.90            5.32-5.95

Fidelity VIP Equity-Income Sub-
  Account..............................  2007     160,705,816           1.75             0.20-0.90            0.62-1.53
                                         2006     175,481,284           3.32             0.00-0.90          19.12-20.19
                                         2005     160,020,101           1.60             0.00-0.90            4.92-5.87
                                         2004     165,066,633           1.51             0.00-0.90          10.53-11.53
                                         2003     157,938,372           1.72             0.00-0.90          29.16-30.33

Fidelity VIP Overseas Sub-Account......  2007     156,761,708           3.30             0.20-0.90          16.26-17.31
                                         2006     148,385,879           0.87             0.00-0.90          17.02-18.08
                                         2005     137,138,211           0.62             0.00-0.90          17.98-19.05
                                         2004     127,743,985           1.12             0.00-0.90          12.61-13.64
                                         2003     120,188,250           0.77             0.00-0.90          42.09-43.37

MIST T. Rowe Price Mid-Cap Growth Sub-
  Account..............................  2007      25,194,308           0.23             0.20-0.90          16.79-17.85
                                         2006      21,555,907             --             0.00-0.90            5.61-6.56
                                         2005      17,311,727             --             0.00-0.90          13.84-14.87
                                         2004       9,869,525             --             0.00-0.90          17.09-18.15
                                         2003       5,166,306             --             0.00-0.90          35.90-37.12

MIST PIMCO Total Return Sub-Account....  2007      58,359,575           3.62             0.20-0.90            6.88-7.85
                                         2006      46,125,778           2.55             0.00-0.90            3.87-4.80
                                         2005      41,507,727           0.06             0.00-0.90            1.55-2.46
                                         2004      33,796,643           7.43             0.00-0.90            4.30-5.25
                                         2003      24,279,961           1.53             0.00-0.90            3.58-4.52

MIST RCM Technology Sub-Account........  2007       5,928,264             --             0.20-0.90          30.48-31.67
                                         2006       3,796,537             --             0.00-0.90            4.54-5.48
                                         2005       3,690,264             --             0.00-0.90          10.36-11.35
                                         2004       6,271,717           0.05             0.00-0.90        (5.14)-(4.28)
                                         2003       4,294,955             --             0.00-0.90          56.43-57.84

MIST Lazard Mid-Cap Sub-Account........  2007       8,530,473           0.64             0.20-0.90        (3.35)-(2.47)
                                         2006       6,762,364           0.53             0.00-0.90          13.85-14.87
                                         2005       6,002,785           0.39             0.00-0.90            7.43-8.40
                                         2004       4,879,178             --             0.00-0.90          13.57-14.60
                                         2003       2,523,380           0.12             0.00-0.90          25.29-26.42

MIST Met/AIM Small Cap Growth Sub-
  Account..............................  2007       5,139,211             --             0.20-0.90          10.40-11.40
                                         2006       4,548,438             --             0.00-0.90          12.89-13.91
                                         2005       3,699,893             --             0.00-0.90            7.62-8.59
                                         2004       3,868,487             --             0.00-0.90            5.77-6.73
                                         2003       3,568,720             --             0.00-0.90          37.83-39.08

MIST Harris Oakmark International Sub-
  Account..............................  2007      55,058,740           0.93             0.20-0.90        (1.75)-(0.86)
                                         2006      49,487,138           2.51             0.00-0.90          28.05-29.20
                                         2005      28,085,269           0.15             0.00-0.90          13.46-14.48
                                         2004      13,616,073           0.04             0.00-0.90          19.72-20.80
                                         2003       5,222,560           1.73             0.00-0.90          34.16-35.37

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31
                                               AS OF DECEMBER 31  ------------------------------------------------------
                                               -----------------                     EXPENSE RATIO(2)  TOTAL RETURN(3,4)
                                                                    INVESTMENT(1)        LOWEST TO         LOWEST TO
                                                 NET ASSETS ($)   INCOME RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               -----------------  ----------------   ----------------  -----------------

MIST Legg Mason Partners Aggressive
  Growth Sub-Account...................  2007       2,810,910           0.23             0.20-0.90            1.68-2.60
                                         2006       2,888,496             --             0.00-0.90        (2.48)-(1.60)
                                         2005       3,341,457             --             0.00-0.90          12.83-13.84
                                         2004       2,340,501             --             0.00-0.90            7.84-8.82
                                         2003       2,049,192             --             0.00-0.90          28.76-29.93

MIST Neuberger Berman Real Estate Sub-
  Account..............................  2007      23,578,148           1.11             0.20-0.90      (15.56)-(14.79)
                                         2006      24,808,259           1.05             0.00-0.90          36.67-37.90
                                         2005      10,704,430             --             0.00-0.90          12.59-13.61
                                         2004       3,299,369           3.44             0.00-0.90          28.96-29.74

MIST MFS Research International Sub-
  Account..............................  2007      22,084,791           1.44             0.20-0.90          12.58-13.60
                                         2006      10,510,490           1.49             0.00-0.90          25.78-26.91
                                         2005       4,008,903           0.86             0.00-0.90          15.73-16.77
                                         2004         859,123             --             0.00-0.90          18.65-19.72

MIST Lord Abbett Bond Debenture Sub-
  Account..............................  2007      39,360,830           5.37             0.20-0.90            5.89-6.85
                                         2006      36,899,321           6.78             0.00-0.90            8.38-9.35
                                         2005      34,356,749           4.73             0.00-0.90            0.90-1.81
                                         2004      31,292,892           6.47             0.00-0.90            7.46-9.59
                                         2003      28,578,861           6.34             0.00-0.90          26.13-27.26

MIST Oppenheimer Capital Appreciation
  Sub-Account..........................  2007         900,150           0.10             0.20-0.90          13.42-14.45
                                         2006         332,971           0.28             0.00-0.90            6.85-7.81
                                         2005         146,981           0.14             0.00-0.90            3.93-4.87

MIST Cyclical Growth ETF Sub-Account...  2007         817,206             --             0.20-0.90            5.02-5.76
                                         2006          90,720           6.20             0.00-0.90            7.06-7.70

MIST Cyclical Growth and Income ETF
  Sub-Account..........................  2007         540,137             --             0.20-0.90            4.81-5.97
                                         2006          38,714           8.25             0.00-0.90            6.68-7.31

MIST PIMCO Inflation Protected Bond
  Sub-Account..........................  2007       1,579,874           1.02             0.20-0.90          10.08-11.08
                                         2006         164,158             --             0.00-0.90          (0.42)-0.46

MIST Legg Mason Value Equity Sub-
  Account..............................  2007      15,132,086             --             0.20-0.90        (6.57)-(5.72)
                                         2006      17,155,617           0.21             0.00-0.90            7.71-8.35

MIST BlackRock Large-Cap Core Sub-
  Account(b)...........................  2007       2,059,411             --             0.20-0.90            5.67-6.63

MIST Janus Forty Sub-Account(b)........  2007       4,356,751             --             0.20-0.90          26.05-27.09



  (1.) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

  (2.) These amounts represent the annualized policy expenses of the Separate
       Account, consisting primarily of mortality and expense charges for each period indicated. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



5. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


  (3.) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series, or fund. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

  (4.) The Company sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account or policy cash values.

   (a) For the period January 1, 2007 to April 27, 2007.

   (b) For the period April 30, 2007 to December 31, 2007.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus dated April 28, 2008. This Variable Life policy is offered by New England Life Insurance Company.


-----------------------------  --------------------
           (Date)              (Client's Signature)

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE


                        SUPPLEMENT DATED APRIL 28, 2008

                                      TO

                        PROSPECTUS DATED APRIL 28, 2008


   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE 2000 policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .50% in the first 20 Policy years and .25% thereafter.


8. For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.


   NELICO agents who sell who sell the Policies can select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of ..75% thereafter; and beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter).

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.





VL-198-07

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE


                        SUPPLEMENT DATED APRIL 28, 2008

                                      TO

                        PROSPECTUS DATED APRIL 28, 2008


   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE PLUS policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus describes three death benefit options. Under YOUR Policy, the Option 3 (Face Amount Plus Premiums) death benefit option is not available.

8. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .75% in the first ten Policy years (and in the first ten years following a face amount increase) and .25% thereafter. Under your Policy we calculate the mortality and expense risk charge separately for each underwritten segment of coverage and each segment resulting from a term conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment, based on the relative Target Premium for each segment.

9. The current Enterprise Executive Advantage prospectus states that the current Policy fee is $5.50 per month. The current Policy fee for YOUR Policy is $5.00 per month.

10.The current Enterprise Executive Advantage prospectus states that upon surrender of the Policy within the first two Policy years, we refund the sales charges that we deducted from premiums paid in the first Policy year. This refund of sales charges provision does not apply under your Policy.

11.The current cost of insurance rates shown in the Fee Table in the current
   Enterprise Executive Advantage prospectus range from $.02 to $500.00 per $1,000 of net amount at risk. The current cost of insurance rates for your Policy range from $.05 to $500.00 per $1,000 of net amount at risk.

12.The current Enterprise Executive Advantage prospectus states that the cost of insurance rates will not change due to an increase in the Policy's face amount. Under YOUR Policy, if there is an increase in face amount, we base the cost of insurance charges for the face amount increase on the insured's age at the time of the increase (if underwritten or from a term conversion), or on the age at issue (if not underwritten), and reflect any change in risk class (if underwritten). Generally, if the insured's risk class is improved, we base future cost of insurance rates for the whole Policy on the better class. If the insured's risk class is worse than at issue (or at the time of an earlier face amount increase), only the cost of insurance charge for the face amount increase will be based on the worse risk class. We base cost of insurance rates for the Policy after a face amount increase on a weighted average of the net amounts at risk for each face amount segment.

13.The "Enhanced Net Single Premium Corridor" option that is described under
   DEATH BENEFITS in the current Enterprise Executive Advantage prospectus is not available under your Policy.

14.The current Enterprise Executive Advantage Prospectus states that a face amount increase will not increase the Target Premium on which sales charges are based. Under YOUR Policy, a face amount increase will increase the Target Premium and we will deduct 8% from each premium you pay each year up to the amount of the increased Target Premium.


15.For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.


NELICO agents who sell who sell the Policies can select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the 11th Policy year and .074% in the 16th Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes, we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 6.5% of the Target Premium commission in the second through tenth Policy years under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

VL-197-07

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  New England Variable Life Separate Account

                 Issued by New England Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                April 28, 2008

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 28, 2008 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 501 Boylston Street, Boston, Massachusetts 02116.



VL-201-08


                                     SAI-1

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                      ------
    GENERAL INFORMATION AND HISTORY..................................  SAI-3
      The Company....................................................  SAI-3
      The Variable Account...........................................  SAI-3
    DISTRIBUTION OF THE POLICIES.....................................  SAI-3
    ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.......  SAI-4
      Dollar Cost Averaging..........................................  SAI-4
      Asset Rebalancing..............................................  SAI-4
      Payment of Proceeds............................................  SAI-5
      Payment Options................................................  SAI-5
    ADDITIONAL INFORMATION ABOUT CHARGES.............................  SAI-6
      Special Arrangements...........................................  SAI-6
    POTENTIAL CONFLICTS OF INTEREST..................................  SAI-6
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.................  SAI-6
    MISSTATEMENT OF AGE OR SEX.......................................  SAI-7
    REPORTS..........................................................  SAI-7
    PERSONALIZED ILLUSTRATIONS.......................................  SAI-7
    PERFORMANCE DATA.................................................  SAI-8
    INVESTMENT ADVICE................................................  SAI-8
    REGISTRATION STATEMENT........................................... SAI-10
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... SAI-10
    EXPERTS.......................................................... SAI-10
    FINANCIAL STATEMENTS.............................................


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.

   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2005, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Services Regulatory


                                     SAI-3

Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.


   Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                            AGGREGATE AMOUNT OF COMMISSIONS
     FISCAL       AGGREGATE AMOUNT OF        RETAINED BY DISTRIBUTOR AFTER
      YEAR  COMMISSIONS PAID TO DISTRIBUTOR    PAYMENTS TO SELLING FIRMS
     ------ ------------------------------- -------------------------------
      2007            $35,683,129                         $ 0
      2006            $37,283,298                         $ 0
      2005            $37,920,772                         $ 0


   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations but does not assure a profit or protect against a loss in declining markets.

   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You may allocate your cash value to up to nine accounts (including the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

   You can select an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

                                     SAI-4

   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

PAYMENT OF PROCEEDS

   We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

                                     SAI-5

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

                     ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL ARRANGEMENTS

   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for

                                     SAI-6
two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

                          MISSTATEMENT OF AGE OR SEX

   If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                     SAI-7

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date of the corresponding Sub-Account.

                               INVESTMENT ADVICE

   The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

   MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series, and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

   Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

   The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors

                                     SAI-8

Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series
Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.


   The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc., became the sub-adviser on January 31, 2005. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist. The sub-adviser to the MFS(R) Research International Portfolio (formerly, the Fidelity VIP Overseas Portfolio) was Fidelity Management & Research Company until April 28, 2008 when Massachusetts Financial Services Company became the sub-adviser.


   The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:


   Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the Julius Baer International Stock Portfolio (the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until April 28, 2008 when Julius Baer Investment Management LLC became the sub-adviser. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, when Legg Mason Capital Management, Inc became the sub-adviser to the Portfolio, which then became known as the Legg Mason Partners Aggressive Growth Portfolio.


   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio),

                                     SAI-9
the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large-Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly, the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.


   The following is the sub-adviser history of the Met Investors Series Trust:


   The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid-Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as the sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio.


                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The consolidated financial statements of New England Life Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                                    SAI-10

                                    EXPERTS

   Paul L. LeClair, FSA, MAAA, Vice President of NELICO has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.

                                    SAI-11

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

              for the Years Ended December 31, 2007, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2008

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  2007      2006
                                                                -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $814 and $880,
     respectively)............................................  $   821   $   886
  Equity securities available-for-sale, at estimated fair
     value (cost: $0 and $7, respectively)....................       --         7
  Mortgage loans on real estate...............................        2         2
  Policy loans................................................      411       357
  Other limited partnership interests.........................       14        18
  Short-term investments......................................      123       141
                                                                -------   -------
     Total investments........................................    1,371     1,411
Cash..........................................................       51        12
Accrued investment income.....................................       20        21
Premiums and other receivables................................      302       286
Deferred policy acquisition costs.............................    1,349     1,310
Current income tax recoverable................................       13        --
Other assets..................................................       66        58
Separate account assets.......................................   10,904    10,490
                                                                -------   -------
     Total assets.............................................  $14,076   $13,588
                                                                =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $   594   $   541
  Policyholder account balances...............................      813       922
  Other policyholder funds....................................      433       400
  Policyholder dividends payable..............................        5         4
  Current income tax payable..................................       --         3
  Deferred income tax liability...............................       69        59
  Other liabilities...........................................      179       215
  Separate account liabilities................................   10,904    10,490
                                                                -------   -------
     Total liabilities........................................   12,997    12,634
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding............        3         3
Additional paid-in capital....................................      458       458
Retained earnings.............................................      627       503
Accumulated other comprehensive loss..........................       (9)      (10)
                                                                -------   -------
     Total stockholder's equity...............................    1,079       954
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $14,076   $13,588
                                                                =======   =======




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                               2007   2006   2005
                                                               ----   ----   ----
REVENUES
Premiums.....................................................  $ 80   $ 96   $106
Universal life and investment-type product policy fees.......   546    521    481
Net investment income........................................    71     71     66
Other revenues...............................................   121     92     88
Net investment gains (losses)................................     7     (4)    (4)
                                                               ----   ----   ----
     Total revenues..........................................   825    776    737
                                                               ----   ----   ----
EXPENSES
Policyholder benefits and claims.............................   142    142    153
Interest credited to policyholder account balances...........    30     34     32
Policyholder dividends.......................................     8      7      6
Other expenses...............................................   507    486    461
                                                               ----   ----   ----
     Total expenses..........................................   687    669    652
                                                               ----   ----   ----
Income before provision for income tax.......................   138    107     85
Provision for income tax.....................................    27      9     29
                                                               ----   ----   ----
Net income...................................................  $111   $ 98   $ 56
                                                               ====   ====   ====




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                           COMPREHENSIVE LOSS
                                                                      ---------------------------
                                                                            NET          DEFINED
                                              ADDITIONAL                UNREALIZED       BENEFIT
                                     COMMON     PAID-IN    RETAINED     INVESTMENT        PLANS
                                     STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)   ADJUSTMENT    TOTAL
                                    -------   ----------   --------   --------------   ----------   -------
Balance at January 1, 2005........  $     3         $458       $349             $ 14         $ --    $  824
Comprehensive income:
  Net income......................                               56                                      56
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.....                                               (11)                   (11)
                                                                                                    -------
  Comprehensive income............                                                                       45
                                    -------    ---------   --------             ----   ----------   -------
Balance at December 31, 2005......        3          458        405                3           --       869
Comprehensive income:
  Net income......................                               98                                      98
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.....                                                (3)                    (3)
                                                                                                    -------
  Comprehensive income............                                                                       95
                                                                                                    -------
  Adoption of SFAS 158, net of
     income tax...................                                                            (10)      (10)
                                    -------    ---------   --------             ----   ----------   -------
Balance at December 31, 2006......        3          458        503               --          (10)      954
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1).............                               13                                      13
                                    -------    ---------   --------             ----   ----------   -------
Balance at January 1, 2007........        3          458        516               --          (10)      967
Comprehensive income:
  Net income......................                              111                                     111
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.....                                                 1                      1
                                                                                                    -------
  Comprehensive income............                                                                      112
                                    -------    ---------   --------             ----   ----------   -------
Balance at December 31, 2007......       $3    $     458   $    627             $  1   $      (10)  $ 1,079
                                    =======    =========   ========             ====   ==========   =======




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)


                                                            2007      2006      2005
                                                          -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $   111   $    98   $    56
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses.............        3         3         6
     Amortization of premiums and accretion of discounts
       associated with investments, net.................       (1)       --         2
     (Gains) losses from sales of investments and
       businesses, net..................................       (7)        4         4
     Interest credited to policyholder account
       balances.........................................       30        34        32
     Universal life and investment-type product policy
       fees.............................................     (546)     (521)     (481)
     Change in premiums and other receivables...........        7       (30)      (69)
     Change in deferred policy acquisition costs, net...      (40)      (22)      (32)
     Change in insurance-related liabilities............       52        39        78
     Change in income tax payable.......................       (7)       12        26
     Change in other assets.............................      108       124        86
     Change in other liabilities........................      206       209       184
     Other, net.........................................        1        (4)       (4)
                                                          -------   -------   -------
Net cash used in operating activities...................      (83)      (54)     (112)
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................      283       196       470
     Mortgage loans on real estate......................       --         7        --
     Other limited partnership interests................        3         2         2
  Purchases of:
     Fixed maturity securities..........................     (219)     (286)     (460)
  Payment to participating common stock shareholders
     upon dissolution of subsidiary (Note 2)............      (16)       --        --
  Net change in short-term investments..................       18       (89)      (22)
  Net change in policy loans............................      (54)      (30)      (19)
  Other, net............................................       (1)        8        (2)
                                                          -------   -------   -------
Net cash provided by (used in) investing activities.....       14      (192)      (31)
                                                          -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................    1,771     1,626     1,366
     Withdrawals........................................   (1,663)   (1,374)   (1,117)
  Redemption of shares subject to mandatory redemption..       --        --      (100)
                                                          -------   -------   -------
Net cash provided by financing activities...............      108       252       149
                                                          -------   -------   -------
Change in cash..........................................       39         6         6
Cash, beginning of year.................................       12         6        --
                                                          -------   -------   -------
CASH, END OF YEAR.......................................  $    51   $    12   $     6
                                                          =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest...........................................  $    --   $    --   $     3
                                                          =======   =======   =======
     Income tax.........................................  $    22   $    (7)  $     4
                                                          =======   =======   =======




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owned 100% of the voting common stock of Omega Reinsurance Corporation ("Omega"), which was dissolved in October 2007. Omega is included in the accompanying consolidated financial statements until its date of dissolution. See Note 2.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES") and a majority interest in MetLife Advisors, LLC ("Advisors").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2007 presentation.

     The Company had no minority interest related to consolidated entities at December 31, 2007. Minority interest related to consolidated entities included in other liabilities was $7 million at December 31, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          i) the fair value of investments in the absence of quoted market values;

          ii)   investment impairments;

          iii)  the recognition of income on certain investments;

          iv) the application of the consolidation rules to certain investments;

          v)    the fair value of and accounting for derivatives;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          vi) the capitalization and amortization of deferred policy acquisition costs ("DAC");

          vii)  the liability for future policyholder benefits;

          viii) accounting for income taxes and the valuation of deferred tax assets;

          ix)   accounting for reinsurance transactions;

          x)    accounting for employee benefit plans; and

          xi)   the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, other limited partnerships and short-term investments. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company may use credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. The Company had no fair value hedges during the years ended December 31, 2007, 2006 and 2005.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was less than $1 million and $1 million at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million at both December 31, 2007 and 2006. Related depreciation and amortization expense was $1 million, less than $1 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $35 million at both December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $32 million and $30 million at December 31, 2007 and 2006, respectively. Related amortization expense was $1 million, $2 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC related to variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is 6%.

     Participating business represented approximately 3% of the Company's life insurance in-force, and 9% of the number of life insurance policies in-force, at both December 31, 2007 and 2006. Participating policies represented approximately 42% and 59%, 43% and 51%, and 45% and 47%, of gross and net life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 3% to 10% less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     The Company joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive loss. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million. See also Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of SOP 05-1 and the related TPAs did not have an impact on the Company's consolidated financial statements.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive loss, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in an increase of $10 million, net of income tax, to accumulated other comprehensive loss, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 11.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 primarily changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. As a result of the adoption of SFAS 157 on January 1, 2008, the Company expects such changes to result in a gain in the range of $3 million to $7 million, net of income tax, in the Company's consolidated statement of income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FSP No. FSP FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On October 31, 2006, the board of directors of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the board of directors of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective December 31, 2006; and (iii) payments totaling $16 million were made on June 29, 2007 to the PCS shareholders. Payments consisted of former shareholders' outstanding redemption payment balance plus an additional 40 percent of such balance. In connection with the Restructuring Plan, Omega was dissolved in October 2007 and its remaining assets and liabilities were assumed by NELICO. Total assets and total liabilities of Omega at December 31, 2006 were $7 million and $1 million, respectively. Total revenues of Omega included in the Company's consolidated revenues were less than $1 million, $12 million and $33 million for the years ended December 31, 2007, 2006 and 2005, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                         DECEMBER 31, 2007
                                           --------------------------------------------
                                                          GROSS
                                            COST OR     UNREALIZED
                                           AMORTIZED   -----------    ESTIMATED    % OF
                                              COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                           ---------   ----   ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities................     $407      $11    $ 7      $411       50.1%
Foreign corporate securities.............      177        2      4       175       21.3
Residential mortgage-backed securities...      144        1     --       145       17.7
U.S. Treasury/agency securities..........       56        4     --        60        7.3
Commercial mortgage-backed securities....       15       --     --        15        1.8
Foreign government securities............       15       --     --        15        1.8
Asset-backed securities..................       --       --     --        --        0.0
State and political subdivision
  securities.............................       --       --     --        --        0.0
                                              ----      ---    ---      ----      -----
  Total fixed maturity securities........     $814      $18    $11      $821      100.0%
                                              ====      ===    ===      ====      =====
Non-redeemable preferred stock...........     $ --      $--    $--      $ --        0.0%
                                              ----      ---    ---      ----      -----
  Total equity securities................     $ --      $--    $--      $ --        0.0%
                                              ====      ===    ===      ====      =====




                                                         DECEMBER 31, 2006
                                           --------------------------------------------
                                                          GROSS
                                            COST OR     UNREALIZED
                                           AMORTIZED   -----------    ESTIMATED    % OF
                                              COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                           ---------   ----   ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities................     $445      $12    $ 4      $453       51.1%
Foreign corporate securities.............      150        1      4       147       16.6
Residential mortgage-backed securities...      175        1      1       175       19.8
U.S. Treasury/agency securities..........       93        1     --        94       10.6
Commercial mortgage-backed securities....        1       --     --         1        0.1
Foreign government securities............       12       --     --        12        1.4
Asset-backed securities..................        3       --     --         3        0.3
State and political subdivision
  securities.............................        1       --     --         1        0.1
                                              ----      ---    ---      ----      -----
  Total fixed maturity securities........     $880      $15    $ 9      $886      100.0%
                                              ====      ===    ===      ====      =====
Non-redeemable preferred stock...........     $  7      $--    $--      $  7      100.0%
                                              ----      ---    ---      ----      -----
  Total equity securities................     $  7      $--    $--      $  7      100.0%
                                              ====      ===    ===      ====      =====



     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2007 and 2006.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

U.S. government corporations and agencies. The Company had no fixed maturity securities backed by sub-prime mortgages at both December 31, 2007 and 2006.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $39 million and $36 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains (losses) of ($2) million and less than $1 million at December 31, 2007 and 2006, respectively. There were no non-income producing fixed maturity securities at both December 31, 2007 and 2006.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................     $ 35        $ 36         $ 46        $ 46
Due after one year through five years...      340         351          279         285
Due after five years through ten years..      157         153          257         254
Due after ten years.....................      123         121          119         122
                                             ----        ----         ----        ----
  Subtotal..............................      655         661          701         707
Mortgage-backed and asset-backed
  securities............................      159         160          179         179
                                             ----        ----         ----        ----
  Total fixed maturity securities.......     $814        $821         $880        $886
                                             ====        ====         ====        ====



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Proceeds...............................................  $229   $117   $377
Gross investment gains.................................  $  1   $ --   $  1
Gross investment losses................................  $ (3)  $ (2)  $ (5)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                 DECEMBER 31, 2007
                                    ---------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                    -----------------------   -----------------------   -----------------------
                                                    GROSS                     GROSS                     GROSS
                                     ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                    FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........     $ 89          $ 3         $111          $ 4         $200          $ 7
Foreign corporate securities......       28           --           72            4          100            4
Residential mortgage-backed
  securities......................       27           --            1           --           28           --
U.S. Treasury/agency securities...       --           --           --           --           --           --
Commercial mortgage-backed
  securities......................       --           --           --           --           --           --
Foreign government securities.....       --           --           10           --           10           --
Asset-backed securities...........       --           --           --           --           --           --
                                       ----          ---         ----          ---         ----          ---
  Total fixed maturity
     securities...................     $144          $ 3         $194          $ 8         $338          $11
                                       ====          ===         ====          ===         ====          ===
Equity securities.................     $ --          $--         $ --          $--         $ --          $--
                                       ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position........       63                        55
                                       ====                      ====




                                                                 DECEMBER 31, 2006
                                    ---------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                    -----------------------   -----------------------   -----------------------
                                                    GROSS                     GROSS                     GROSS
                                     ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                    FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........     $124          $ 1         $122          $ 3         $246          $ 4
Foreign corporate securities......       20            1           84            3          104            4
Residential mortgage-backed
  securities......................       37           --           45            1           82            1
U.S. Treasury/agency securities...       35           --           15           --           50           --
Commercial mortgage-backed
  securities......................       --           --            1           --            1           --
Foreign government securities.....       10           --           --           --           10           --
Asset-backed securities...........        1           --            1           --            2           --
                                       ----          ---         ----          ---         ----          ---
  Total fixed maturity
     securities...................     $227          $ 2         $268          $ 7         $495          $ 9
                                       ====          ===         ====          ===         ====          ===
Equity securities.................     $ --          $--         $  7          $--         $  7          $--
                                       ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position........      101                       126
                                       ====                      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                               DECEMBER 31, 2007
                                         ------------------------------------------------------------
                                          COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                COST                 LOSS              SECURITIES
                                         ------------------   ------------------   ------------------
                                           LESS       20%       LESS       20%       LESS       20%
                                         THAN 20%   OR MORE   THAN 20%   OR MORE   THAN 20%   OR MORE
                                         --------   -------   --------   -------   --------   -------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months...................    $ 87       $ 3        $ 1       $ 1        31          2
Six months or greater but less than
  nine months..........................      36        --          2        --        24         --
Nine months or greater but less than
  twelve months........................      21        --         --        --         7         --
Twelve months or greater...............     202        --          7        --        55         --
                                           ----       ---        ---       ---
  Total................................    $346       $ 3        $10       $ 1
                                           ====       ===        ===       ===




                                                               DECEMBER 31, 2006
                                         ------------------------------------------------------------
                                          COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                COST                 LOSS              SECURITIES
                                         ------------------   ------------------   ------------------
                                           LESS       20%       LESS       20%       LESS       20%
                                         THAN 20%   OR MORE   THAN 20%   OR MORE   THAN 20%   OR MORE
                                         --------   -------   --------   -------   --------   -------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months...................    $175       $--        $ 1       $--         59        --
Six months or greater but less than
  nine months..........................       5        --         --        --          8        --
Nine months or greater but less than
  twelve months........................      49        --          1        --         34        --
Twelve months or greater...............     282        --          7        --        126        --
                                           ----       ---        ---       ---
  Total................................    $511       $--        $ 9       $--
                                           ====       ===        ===       ===



     At December 31, 2007 and 2006, $10 million and $9 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 33% of the cost or amortized cost of such securities. All such unrealized losses related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2007 and 2006, the Company had $11 million and $9 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    64%    45%
  Foreign corporate securities...............................    36     44
  Residential mortgage-backed securities.....................    --     11
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Finance....................................................    58%    35%
  Industrial.................................................    24     28
  Utility....................................................     7      7
  Consumer...................................................     7     16
  Mortgage-backed............................................    --     11
  Other......................................................     4      3
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $3 million at both December 31, 2007 and 2006, consisting primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................    $ 2      100%      $ 2      100%
                                                  ---      ===       ---      ===
Less: Valuation allowances....................     --                 --
                                                  ---                ---
  Total mortgage loans on real estate.........    $ 2                $ 2
                                                  ===                ===



     At December 31, 2007, 100% of the Company's mortgage loans on real estate were collateralized by property located in California. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $14 million and $18 million at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities.............................   $48       $46       $44
Mortgage loans on real estate.........................    --         1        --
Policy loans..........................................    21        19        18
Other limited partnership interests...................    (1)        3         3
Cash and short-term investments.......................     5         3         2
Other.................................................     1         2         2
                                                         ---       ---       ---
  Total investment income.............................    74        74        69
Less: Investment expenses.............................     3         3         3
                                                         ---       ---       ---
  Net investment income...............................   $71       $71       $66
                                                         ===       ===       ===



     For each of the years ended December 31, 2007, 2006 and 2005, affiliated investment income of $1 million is included in the table above. For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $1 million are included in the table above. There were no affiliated investment expenses for the year ended December 31, 2005. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                           YEARS ENDED DECEMBER
                                                                   31,
                                                         -----------------------
                                                         2007     2006      2005
                                                         ----     ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities..............................   $(2)     $(3)      $(4)
Derivatives............................................     8       (1)        1
Other..................................................     1       --        (1)
                                                          ---      ---       ---
  Net investment gains (losses)........................   $ 7      $(4)      $(4)
                                                          ===      ===       ===



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment gains (losses) of $17 million, ($5) million and ($1) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive loss, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities............................   $ 7       $ 6       $11
Derivatives..........................................    (2)       (3)       (3)
Other................................................    (1)       (1)       (1)
                                                        ---       ---       ---
  Subtotal...........................................     4         2         7
                                                        ---       ---       ---
Amounts allocated from DAC...........................    (2)       (2)       (2)
Deferred income tax..................................    (1)       --        (2)
                                                        ---       ---       ---
  Subtotal...........................................    (3)       (2)       (4)
                                                        ---       ---       ---
Net unrealized investment gains (losses).............   $ 1       $--       $ 3
                                                        ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, January 1,..................................   $--       $ 3      $ 14
Unrealized investment gains (losses) during the
  year...............................................     2        (5)      (19)
Unrealized gains (losses) relating to:
  DAC................................................    --        --         2
  Deferred income tax................................    (1)        2         6
                                                        ---       ---      ----
Balance, December 31,................................   $ 1       $--      $  3
                                                        ===       ===      ====
Net change in unrealized investment gains (losses)...   $ 1       $(3)     $(11)
                                                        ===       ===      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                         NOT PRIMARY BENEFICIARY
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Trust preferred securities(3)..........................    $1,250        $20
                                                           ------        ---
  Total................................................    $1,250        $20
                                                           ======        ===



--------

   (1) The assets of the trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $117 million and $125 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $5 million, $3 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                         YEARS ENDED DECEMBER
                                                                 31,
                                                        ---------------------
                                                         2007    2006    2005
                                                        -----   -----   -----
                                                            (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates..........................................  $  --   $   1   $   3
Amortized cost of assets transferred to affiliates....    $--     $ 1     $ 3
Net investment gains (losses) recognized on
  transfers...........................................    $--     $--     $--
Estimated fair value of assets transferred from
  affiliates..........................................    $--     $--     $ 4


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                               DECEMBER 31, 2007                 DECEMBER 31, 2006
                                        -------------------------------   -------------------------------
                                                      CURRENT MARKET                    CURRENT MARKET
                                                       OR FAIR VALUE                     OR FAIR VALUE
                                        NOTIONAL   --------------------   NOTIONAL   --------------------
                                         AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                        --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Foreign currency swaps................     $10       $--        $ 5          $10       $--        $ 4
Credit default swaps..................      20        --         --           20        --         --
                                           ---       ---        ---          ---       ---        ---
  Total...............................     $30       $--        $ 5          $30       $--        $ 4
                                           ===       ===        ===          ===       ===        ===



     The above table does not include notional amounts for equity variance swaps. At both December 31, 2007 and 2006, the Company owned 500 equity variance swaps. Fair values of equity variance swaps were insignificant and were not included in the preceding table.

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                               REMAINING LIFE
                            -----------------------------------------------------------------------------------
                                                 AFTER ONE YEAR      AFTER FIVE YEARS
                            ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                            ----------------   ------------------   -----------------   ---------------   -----
                                                               (IN MILLIONS)
Foreign currency swaps....         $--                 $10                 $--                $--          $10
Credit default swaps......          --                  20                  --                 --           20
                                   ---                 ---                 ---                ---          ---
  Total...................         $--                 $30                 $--                $--          $30
                                   ===                 ===                 ===                ===          ===



     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                            DECEMBER 31, 2007                 DECEMBER 31, 2006
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)
Non-qualifying.....................     $30       $--         $5          $30       $--         $4
                                        ---       ---         --          ---       ---         --
  Total............................     $30       $--         $5          $30       $--         $4
                                        ===       ===         ==          ===       ===         ==



     The Company did not have any qualifying hedges for the years ended December 31, 2007 and 2006. The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the year ended December 31, 2005.

     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2007, 2006 and 2005.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized an insignificant amount in net investment gains (losses) related to the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at the
  beginning of the year...............................   $(3)      $(3)      $(5)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges..............................................    --        --         2
Amounts reclassified to net investment gains
  (losses)............................................     1        --        --
                                                         ---       ---       ---
Other comprehensive income (loss) balance at the end
  of the year.........................................   $(2)      $(3)      $(3)
                                                         ===       ===       ===



     At December 31, 2007, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to minimize its exposure to adverse movements in credit; and (iii) equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.........................................   $--       $(1)      $--


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivatives assets..................................   $ 9    $--
Embedded derivatives liabilities.............................   $--    $--


     The following table presents changes in fair value related to embedded derivatives:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment gains (losses).........................   $9        $--       $--

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     At both December 31, 2007 and 2006, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2005....................................      $1,254
  Capitalizations.............................................         131
                                                                    ------
     Subtotal.................................................       1,385
                                                                    ------
  Less: Amortization related to:
     Unrealized investment gains (losses).....................          (2)
     Other expenses...........................................          99
                                                                    ------
       Total amortization.....................................          97
                                                                    ------
Balance at December 31, 2005..................................       1,288
  Capitalizations.............................................         118
                                                                    ------
     Subtotal.................................................       1,406
                                                                    ------
  Less: Amortization related to:
     Other expenses...........................................          93
                                                                    ------
       Total amortization.....................................          93
                                                                    ------
  Less: Dispositions and other................................           3
                                                                    ------
Balance at December 31, 2006..................................       1,310
  Capitalizations.............................................         136
                                                                    ------
     Subtotal.................................................       1,446
                                                                    ------
  Less: Amortization related to:
     Net investment gains (losses)............................           2
     Other expenses...........................................          95
                                                                    ------
       Total amortization.....................................          97
                                                                    ------
Balance at December 31, 2007..................................      $1,349
                                                                    ======



     Amortization of DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES that would have been amortized if such gains and losses had been recognized; and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                             DECEMBER 31,
                                               ---------------------------------------
                                                               POLICY-        OTHER
                                                  FUTURE        HOLDER       POLICY-
                                                  POLICY       ACCOUNT        HOLDER
                                                 BENEFITS      BALANCES       FUNDS
                                               -----------   -----------   -----------
                                               2007   2006   2007   2006   2007   2006
                                               ----   ----   ----   ----   ----   ----
                                                            (IN MILLIONS)
Retirement & savings.........................  $ --   $ --   $ 19   $ 26   $ --   $ --
Non-medical health & other...................    55     53     --     --      2      4
Traditional life.............................   451    405     --     --      9      5
Universal variable life......................    61     61    483    588    421    389
Annuities....................................    27     22    265    259      1      2
Other........................................    --     --     46     49     --     --
                                               ----   ----   ----   ----   ----   ----
  Total......................................  $594   $541   $813   $922   $433   $400
                                               ====   ====   ====   ====   ====   ====



     Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2007 and 2006. There were no affiliated other policyholder funds at December 31, 2007. Affiliated other policyholder funds, included in the table above, were less than $1 million at December 31, 2006.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2007   2006   2005
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Balance at January 1,....................................   $39    $33    $27
Capitalization...........................................     9      8      8
Amortization.............................................    (6)    (2)    (2)
                                                            ---    ---    ---
Balance at December 31,..................................   $42    $39    $33
                                                            ===    ===    ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $10,904 million and $10,490 million at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $357 million, $348 million and $349 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                            DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2007                             2006
                                  ------------------------------   ------------------------------
                                      IN THE             AT            IN THE             AT
                                  EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                  --------------   -------------   --------------   -------------
                                                           (IN MILLIONS)
ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
Separate account value..........     $   3,659             N/A        $   2,915             N/A
Net amount at risk(2)...........     $       7(3)          N/A        $      --(3)          N/A
Average attained age of
  contractholders...............      59 years             N/A         59 years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value..........     $   2,869       $   2,886        $   2,882       $   2,501
Net amount at risk(2)...........     $      61(3)    $      34(4)     $      30(3)    $       6(4)
Average attained age of
  contractholders...............      60 years        58 years         59 years        57 years



                                                           DECEMBER 31,
                                        -------------------------------------------------
                                                  2007                      2006
                                        -----------------------   -----------------------
                                         SECONDARY     PAID UP     SECONDARY     PAID UP
                                        GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                        ----------   ----------   ----------   ----------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE
  CONTRACTS(1)
Account value (general and separate
  account)............................   $   2,860       N/A       $   2,859       N/A
Net amount at risk(2).................   $  27,377(3)    N/A       $  29,152(3)    N/A
Average attained age of
  policyholders.......................    47 years       N/A        46 years       N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                                                      VARIABLE LIFE
                                                                        CONTRACTS
                                                                      -------------
                                              ANNUITY CONTRACTS
                                         --------------------------
                                         GUARANTEED     GUARANTEED
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                            (IN MILLIONS)
Balance at January 1, 2005.............      $ 2           $--             $--         $ 2
Incurred guaranteed benefits...........       --            --               1           1
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2005...........        2            --               1           3
Incurred guaranteed benefits...........       (1)           --              --          (1)
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2006...........        1            --               1           2
Incurred guaranteed benefits...........       --             3              --           3
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2007...........      $ 1           $ 3             $ 1         $ 5
                                             ===           ===             ===         ===



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $4 million, $3 million and $2 million at December 31, 2007, 2006 and 2005, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                            AT DECEMBER 31,
                                                            ---------------
                                                             2007     2006
                                                            ------   ------
                                                             (IN MILLIONS)
Mutual Fund Groupings
  Equity..................................................  $5,674   $6,358
  Bond....................................................     899      751
  Balanced................................................   1,646      504
  Money Market............................................     292      176
  Specialty...............................................     112      138
                                                            ------   ------
     Total................................................  $8,623   $7,927
                                                            ======   ======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES individual life insurance policies that it writes. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks. The Company currently reinsures 100% of its new production of riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2007    2006    2005
                                                        ----   -----   -----
                                                            (IN MILLIONS)
Direct premiums.......................................  $153   $ 183   $ 220
Reinsurance assumed...................................    --      14      36
Reinsurance ceded.....................................   (73)   (101)   (150)
                                                        ----   -----   -----
Net premiums..........................................  $ 80   $  96   $ 106
                                                        ====   =====   =====
Reinsurance recoverables netted against
  policyholder benefits and claims....................  $ 59   $  85   $ 145
                                                        ====   =====   =====



     Unaffiliated reinsurance recoverables, included in premiums and other receivables, were $179 million and $186 million at December 31, 2007 and 2006, respectively. Unaffiliated reinsurance and ceded commissions payables, included in other liabilities, were $30 million and $31 million at December 31, 2007 and 2006, respectively

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd., Reinsurance Group of America, Incorporated and MetLife Reinsurance Company of Vermont. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $83 million and $8 million, respectively. At December 31, 2006, comparable assets and liabilities were $72 million and $2 million, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects the related party reinsurance information recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Assumed premiums......................................   $--       $--       $ 8
Assumed fees, included in universal life and
  investment-type product policy fees.................   $--       $--       $ 1
Assumed benefits, included in policyholder benefits
  and claims..........................................   $--       $ 1       $ 4
Assumed acquisition costs, included in other
  expenses............................................   $--       $--       $ 2
Ceded premiums........................................   $ 7       $ 3       $ 3
Ceded fees, included in universal life and investment-
  type product policy fees............................   $28       $24       $21
Interest earned on ceded reinsurance, included in
  other revenues......................................   $ 1       $ 1       $ 1
Ceded benefits, included in policyholder benefits and
  claims..............................................   $ 8       $16       $11
Ceded benefits, included in interest credited to
  policyholder account balances.......................   $ 2       $ 2       $--
Interest costs on ceded reinsurance, included in other
  expenses............................................   $(2)      $(1)      $(1)


     The Company has ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded reinsurance agreements also contain embedded derivatives and changes in their fair value are included in net investment gains (losses). The ceded amounts, included in net investment gains (losses), were $17 million, ($5) million and ($2) million for the years ended December 31, 2007, 2006 and 2005, respectively.

8.  PREFERRED STOCK

     Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which were held by MetLife Credit Corporation, an affiliate, at par value of $1,000 per share. Dividends were paid quarterly in arrears at the applicable rate which was recalculated on the first business day after each quarterly dividend payment date based on the product of (1 -- the highest federal income tax rate for corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points). The adoption of SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"), as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to liabilities. In accordance with SFAS 150, dividends paid on the Company's preferred stock are treated as interest expense in 2005.

     The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. On December 30, 2005, the Company redeemed the remaining $100 million of Preferred Stock with the approval of the Commissioner.

     NELICO paid no preferred dividends during each of the years ended December 31, 2007 and 2006. NELICO paid preferred dividends of $3 million during the year ended December 31, 2005 with prior approval of the Commissioner.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  INCOME TAXES

     The provision for income tax is as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2007   2006   2005
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Current:
  Federal................................................   $17    $(8)   $15
  State and local........................................     1      1      1
                                                            ---    ---    ---
  Subtotal...............................................    18     (7)    16
                                                            ---    ---    ---
Deferred:
  Federal................................................     9     16     13
                                                            ---    ---    ---
Provision for income tax.................................   $27    $ 9    $29
                                                            ===    ===    ===



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate....................  $ 48   $ 37    $30
Tax effect of:
  Tax-exempt investment income..........................   (25)   (24)    (4)
  Prior year tax........................................     4     (6)     2
  Other, net............................................    --      2      1
                                                          ----   ----    ---
Provision for income tax................................  $ 27   $  9    $29
                                                          ====   ====    ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $315   $310
  Employee benefits.........................................     6      6
  Deferred intercompany losses..............................    10     10
  Investments...............................................    --      3
  Other, net................................................     7      1
                                                              ----   ----
                                                               338    330
  Less: Valuation allowance.................................    10     10
                                                              ----   ----
                                                               328    320
                                                              ----   ----
Deferred income tax liabilities:
  Investments...............................................     4     --
  DAC.......................................................   392    379
  Net unrealized investment gains...........................     1     --
                                                              ----   ----
                                                               397    379
                                                              ----   ----
Net deferred income tax liability...........................  $(69)  $(59)
                                                              ====   ====



     The Company recorded a valuation allowance related to a deferred intercompany loss from the sale prior to 2003 of Exeter Reassurance Company, Ltd. to MetLife within the same consolidated group. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for deferred intercompany losses will not be realized.

     The Company participates in a tax sharing agreement with MetLife. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to
(from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due to (from) affiliates is ($13) million and $3 million as of December 31, 2007 and 2006, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years prior to 2000. In the first quarter of 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2008.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $24 million related to the separate account DRD.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that it claims caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice. The Company's motion for summary judgment was granted. The plaintiffs appealed to the U.S. Court of Appeals for the 4th Circuit. In August 2007, the Fourth Circuit affirmed in part and reversed in part the lower court's decision and remanded the matter for further proceedings. The Company is vigorously defending against the remaining claims in federal court in North Carolina.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, state insurance regulatory authorities or other federal, state or industry authorities may conduct investigations or make inquiries, such as information requests, subpoenas, or books and records examinations, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to above, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006 and 2005. At December 31, 2007 and 2006, the Company maintained a liability of $375 thousand and $302 thousand, respectively. The related asset for premium tax offsets was $282 thousand and $210 thousand, respectively, for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintained at December 31, 2007 and 2006, an asset related to paid assessments representing currently available premium tax offsets of $118 thousand and $176 thousand, respectively.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum sublease income and minimum gross rental payments relating to these lease agreements are as follows:

                                                         SUBLEASE   GROSS RENTAL
                                                          INCOME      PAYMENTS
                                                         --------   ------------
                                                              (IN MILLIONS)
2008...................................................     $ 6          $22
2009...................................................     $--          $12
2010...................................................     $--          $10
2011...................................................     $--          $ 6
2012...................................................     $--          $ 3
Thereafter.............................................     $--          $15


GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $45 million, with a cumulative maximum of $90 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at both December 31, 2007 and 2006 for indemnities, guarantees and commitments were insignificant.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets. The Company's share of pension expense was $4 million for the year ended December 31, 2007 and $6 million for each of the years ended December 31, 2006 and 2005. In addition, the Company's share of postretirement expense was less than $1 million, $2 million, and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated income statements.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of less than $1 million, $10 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and disclosures below.

     Effective March 1, 2005, the Company amended and revalued its multi-employer postretirement plan to a new single employer plan. Prior to March 1, 2005, the Company made contributions of $2 million to the former multi-employer plan in 2005. The assets and obligations of the new postretirement plan, along with the related net periodic other postretirement expense, are included in the accompanying consolidated financial statements and disclosures below.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. Upon adoption of SFAS 158, the Company recognized as an adjustment to accumulated other comprehensive loss, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans.

                                                               DECEMBER 31, 2006
                                             ----------------------------------------------------
                                                           ADDITIONAL
                                                             MINIMUM
                                                 PRE         PENSION    ADOPTION OF       POST
                                               SFAS 158     LIABILITY     SFAS 158      SFAS 158
                                             ADJUSTMENTS   ADJUSTMENT    ADJUSTMENT   ADJUSTMENTS
BALANCE SHEET CAPTION                        -----------   ----------   -----------   -----------
                                                                 (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost.....................................      $(21)         $--          $ --          $(21)
Other liabilities: Accrued postretirement
  benefit cost.............................      $ (7)         $--          $(16)         $(23)
                                                               ---          ----
Accumulated other comprehensive loss,
  before income tax:
  Defined benefit plans....................                    $--          $(16)         $(16)
Deferred income tax........................                    $--          $  6
                                                               ---          ----
Accumulated other comprehensive loss, net
  of income tax:
  Defined benefit plans....................                    $--          $(10)         $(10)
                                                               ===          ====



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2007   2006   2007   2006
                                                     ----   ----   ----   ----
                                                                (IN
                                                             MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $ 21   $ 20   $ 23   $ 23
  Service cost.....................................    --      1      1      1
  Interest cost....................................     2      1      1      2
  Plan participants' contributions.................    --     --      3      3
  Net actuarial (gains) losses.....................     1     (1)    (1)    (2)
  Change in benefits...............................     6     --     --     --
  Benefits paid....................................    (1)    --     (3)    (4)
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    29     21     24     23
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    --     --     --     --
  Actual return on plan assets.....................    --     --     --     --
  Employer contribution............................     1     --     --     --
  Benefits paid....................................    (1)    --     --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    --     --     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(29)  $(21)  $(24)  $(23)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(29)  $(21)  $(24)  $(23)
                                                     ====   ====   ====   ====
Accumulated other comprehensive loss:
  Net actuarial (gains) losses.....................  $ --   $ --   $ (4)  $ (2)
  Prior service cost (credit)......................     1     --     18     18
                                                     ----   ----   ----   ----
                                                        1     --     14     16
  Deferred income tax..............................    --     --     (5)    (6)
                                                     ----   ----   ----   ----
                                                     $  1   $ --   $  9   $ 10
                                                     ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan was $28 million and $19 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $29    $21
Accumulated benefit obligation...............................   $28    $19
Fair value of plan assets....................................   $--    $--

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2007 and 2006.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                                       OTHER
                                                    PENSION       POSTRETIREMENT
                                                    BENEFITS         BENEFITS
                                                  -----------   ------------------
                                                  2007   2006   2007   2006   2005
                                                  ----   ----   ----   ----   ----
                                                            (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost..................................   $--    $ 1    $ 1    $1     $--
  Interest cost.................................     2      1      1     2       1
  Amortization of prior service cost............     5     --      2     2       2
                                                   ---    ---    ---    --     ---
     Net periodic benefit cost..................   $ 7    $ 2    $ 4    $5     $ 3
                                                   ---    ===    ---    ==     ===
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS
  RECOGNIZED IN OTHER COMPREHENSIVE INCOME
     (LOSS)
  Net acturial (gains) losses...................    --            --
  Prior Service cost (credit)...................     6            --
  Amortization of prior service (cost) credit...    (5)           (2)
                                                   ---           ---
     Total recognized in other comprehensive
       income (loss)............................     1            (2)
                                                   ---           ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)...................................   $ 8           $ 2
                                                   ===           ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $1 million and other postretirement benefits of ($2) million for an aggregate reduction in other comprehensive income of ($1) million before income tax and less than ($1) million, net of income tax.

     The estimated prior service cost for the pension plans that will be amortized from accumulated other comprehensive loss into net periodic benefit over the next year is $1 million.

     The estimated net actuarial gains and prior service cost for the defined benefit postretirement plans that will be amortized from accumulated other comprehensive loss into net periodic benefit cost over the next year is less than $1 million and $2 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2007. The reduction in the accumulated postretirement obligation was $1 million and $2 million for the years ended December 31, 2007 and 2006, respectively. The reduction of the net periodic postretirement benefit cost resulting from the Prescription Drug Act was less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

     The Company received subsidies of less than $1 million for the year ended December 31, 2007.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                       PENSION      POSTRETIRE-
                                                       BENEFITS    MENT BENEFITS
                                                     -----------   -------------
                                                     2007   2006   2007     2006
                                                     ----   ----   ----     ----
Discount rate......................................  6.65%  6.00%  6.65%    6.00%
Rate of compensation increase......................  4.00%  4.00%   N/A      N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                                --------------------------------
                                                                     OTHER
                                                  PENSION       POSTRETIREMENT
                                                  BENEFITS         BENEFITS
                                                -----------   ------------------
                                                2007   2006   2007   2006   2005
                                                ----   ----   ----   ----   ----
Discount rate.................................  6.00%  5.80%  6.00%  5.80%  5.70%
Expected rate of return on plan assets........   N/A    N/A    N/A    N/A    N/A
Rate of compensation increase.................  4.00%  4.00%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                   ---------------------------------------------------
                                             2007                       2006
                                   ------------------------   ------------------------
Pre-Medicare eligible claims.....  8.5% down to 5% in 2014    9.0% down to 5% in 2014
Medicare eligible claims.........  10.5% down to 5% in 2018   11.0% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total service and interest cost
  components.........................................      $ 55         $ (49)
Effect on accumulated postretirement benefit
  obligation.........................................      $491         $(458)


  CASH FLOWS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2008, the Company does not anticipate making any contributions other than benefit payments to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. Total payments were $4 million and $3 million for the years ended December 31, 2007 and 2006, respectively. It is the Company's practice to use its general assets to pay claims as they come due.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, net of gross subsidies to be received under the Prescription Drug Act for the postretirement plan are expected to be as follows:

                                                       OTHER POSTRETIREMENT BENEFITS
                                                   -------------------------------------
                                         PENSION             PRESCRIPTION DRUG
                                        BENEFITS    GROSS        SUBSIDIES         NET
                                        --------   -------   -----------------   -------
                                                         (IN THOUSANDS)
2008..................................   $ 1,117   $ 2,034         $(414)        $ 1,620
2009..................................   $ 1,863   $ 2,049         $(456)        $ 1,593
2010..................................   $ 2,210   $ 2,065         $(494)        $ 1,571
2011..................................   $ 2,383   $ 2,107         $  --         $ 2,107
2012..................................   $ 2,433   $ 2,030         $  --         $ 2,030
2013 -- 2017..........................   $11,772   $10,443         $  --         $10,443


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees, under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of NELICO.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $122 million, $109 million and $50 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed, was $544 million and $435 million at December 31, 2007 and 2006, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of: (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year; or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. The maximum amount of the dividend which NELICO may pay to MLIC in 2008 without prior approval is $94 million.

     NELICO paid no common stockholder dividends for the years ended December 31, 2007, 2006 and 2005.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year..................................................   $ 1    $(7)  $(24)
Income tax effect of holding gains (losses).............    --      3      9
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income........................................    --      2      3
  Amortization of premium and accretion of discounts
     associated with investments........................     1     --      2
Income tax effect.......................................    (1)    (1)    (2)
Allocation of holding gains on investments relating to
  other policyholder amounts............................    --     --      2
Income tax effect of allocation of holding gains to
  other policyholder amounts............................    --     --     (1)
                                                           ---    ---   ----
Other comprehensive income (loss).......................   $ 1    $(3)  $(11)
                                                           ===    ===   ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Compensation.........................................  $  54   $  54   $  56
Commissions..........................................    154     128     124
Interest and dividends...............................     --       2       4
Amortization of DAC..................................     97      93      99
Capitalization of DAC................................   (136)   (118)   (131)
Insurance tax, license and fees......................     16      17      16
Agency allowances....................................     63      58      60
Sub-advisory fees and related expenses...............    169     155     123
Minority interest....................................     --       4      (1)
Other................................................     90      93     111
                                                       -----   -----   -----
  Total other expenses...............................  $ 507   $ 486   $ 461
                                                       =====   =====   =====



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 7. See also Note 15 for discussion of affiliated expenses included in the table above.

14.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                          CARRYING    ESTIMATED
                                                            VALUE    FAIR VALUE
                                                          --------   ----------
                                                              (IN MILLIONS)
DECEMBER 31, 2007
Assets:
  Fixed maturity securities.............................    $821        $821
  Equity securities.....................................    $ --        $ --
  Mortgage loans on real estate.........................    $  2        $  2
  Policy loans..........................................    $411        $411
  Short-term investments................................    $123        $123
  Cash..................................................    $ 51        $ 51
  Accrued investment income.............................    $ 20        $ 20
Liabilities:
  Policyholder account balances.........................    $329        $318

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                          CARRYING    ESTIMATED
                                                            VALUE    FAIR VALUE
                                                          --------   ----------
                                                              (IN MILLIONS)
DECEMBER 31, 2006
Assets:
  Fixed maturity securities.............................    $886        $886
  Equity securities.....................................    $  7        $  7
  Mortgage loans on real estate.........................    $  2        $  2
  Policy loans..........................................    $357        $357
  Short-term investments................................    $141        $141
  Cash..................................................    $ 12        $ 12
  Accrued investment income.............................    $ 21        $ 21
Liabilities:
  Policyholder account balances.........................    $329        $319


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND SHORT-TERM INVESTMENTS

     The carrying values for cash and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

15.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $14 million, $1 million and $5 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $28 million, $29 million and $36 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions and distribution services. Expenses incurred, net of income earned, related to these agreements and recorded in other expenses, were $69 million, $18 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $3 million and $4 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005, respectively. The Company received fees for this service of $37 million, $36 million and $13 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005, respectively.

     At December 31, 2007 and 2006, amounts due to affiliates were $2 million and $17 million, respectively. These receivables exclude affiliated reinsurance balances discussed in Note 7.

     MLIC charged the Company $1 million for the use of certain computers, furniture and other fixed assets during each of the years ended December 31, 2007 and 2005. There were no such charges to the Company during the year ended December 31, 2006.

     See Notes 3, 6 and 7 for additional related party transactions.

New England Variable Life Separate Account

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

(a)          January 31, 1983 Resolution of the Board of Directors of NEVLICO 5

(b)          None

(c)  (i)     Distribution Agreement between NEVLICO and NELESCO 6

     (ii)    Form of Contract between NELICO and its General Agents 5

     (iii)   Form of Contract between NEVLICO and its Agents 6

     (iv)    Commission Schedule for Policies 12

     (v)     Commission Schedule for Executive Advantage 2000 Policies 14

     (vi)    Updated Commission Schedule for Executive Advantage 2000
             Policies 18

     (vii)   Form of contract among NES, NELICO and other broker dealers 3

     (viii)  Forms of Selling Agreement 23

     (ix)    Form of Retail Sales Agreement 27

(d)  (i)     Specimen of Policy 4

     (ii)    Additional Specimen of Policy 13

     (iii)   Riders and Endorsements 8

     (iv)    Additional Riders and Endorsements 5

     (v)     Additional Riders and Endorsements 7

     (vi)    Additional Riders and Endorsements 13

     (vii)   Additional Endorsements 18

     (viii)  Additional Rider and Endorsements 21

(e)  (i)     Specimen of Applications for Policy 4

     (ii)    Additional specimen of Application 9

     (iii)   Enterprise Application for Policies 23

     (iv)    Updated Enterprise Application for Policies 25

(f)  (i)     Amended and restated Articles of Organization of NELICO 2

     (ii)    Amendments to the Amended and restated Articles of Organization 10

     (iii)   Amended and restated By-Laws of NELICO 17

(g)          Reinsurance Agreements 22

(h)  (i)     Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and New England Variable Life
             Insurance Company 6

     (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company 15

     (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life

             Insurance Company 16

     (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 16

     (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company 20

     (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 19

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/07) 30

(i)          None

(j)          Net Worth Maintenance Agreement 27

(k)          Opinion and Consent of Marie C. Swift, Esq. 24

(l)          Actuarial Opinion

(m)          Calculation Exhibit

(n)          Consent of Independent Registered Public Accounting Firm

(o)          None

(p)          None

(q)  (i)     Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 28

     (ii)    Second Addendum to Consolidated Memorandum 11

     (iii)   Third Addendum to Consolidated Memorandum 14

(r)  (i)     Powers of Attorney 29


     (ii)    Powers of Attorney for Lisa M. Weber and James J. Reilly


----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

10 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

11 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

12 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 1999.

13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed March 1, 2000.

14 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 28, 2000.

15 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

16 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement File No. 333-89409, filed February 26, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 2001.

19 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

20 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

21 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 29, 2002.

22 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 28, 2003.

23 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 28, 2004.

24 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 29, 2004.

25 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

26 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

27 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

28 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 19, 2007.

29 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 20, 2007.

30 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable

     Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  ------------------------------------
Lisa M. Weber **                     Chairman of the Board, President and Chief
                                     Executive Officer
Michael K. Farrell ***               Director
Gene L. Lunman ****                  Director
William J. Mullaney**                Director
Michael J. Vietri *****              Director
William J. Wheeler **                Director
Joseph J. Prochaska, Jr. **          Executive Vice President and Chief
                                     Accounting Officer
Gwenn L. Carr **                     Senior Vice President and Assistant
                                     Secretary
Alan C. Leland, Jr.*                 Senior Vice President
Eric T. Steigerwalt **               Senior Vice President and Treasurer
Brian Breneman **                    Senior Vice President
William D. Cammarata ******          Senior Vice President
James J. Reilly  **                  Vice President  (Principal Financial
                                     Officer)
Daniel D. Jordan *                   Vice President and Secretary

* The principal business address is MetLife, 501 Boylston Street, Boston, MA 02116.

** The principal business address is MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101.

*** The principal office address is MetLife, 10 Park Avenue, Morristown, NJ
07962

**** The principal office address is MetLife, 185 Asylum Street, Hartford, CT 01603

***** The principal office address is MetLife, 177 South Commons Drive, Aurora, IL 60504

****** The principal office address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    MetLife Reinsurance Company of Vermont (VT)

      6.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     7.     Plaza Drive Properties, LLC (DE)

     8.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) MetA SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    MetLife Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      17. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      18. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      19. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      20.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      20.   Bond Trust Account A (MA)

      21.   MetLife Investments Asia Limited (Hong Kong).

      22. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      23. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      24.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      25.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Reinsurance Partners, Inc. (MO)

                              (iii) Parkway Reinsuarnce Company (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Atlantic Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia/Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      26.   Corporate Real Estate Holdings, LLC (DE)

      27. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      28.   MetLife Tower Resources Group, Inc. (DE)

      29.   Headland - Pacific Palisades, LLC (CA)

      30. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      31.   Krisman, Inc. (MO)

      32.   Special Multi-Asset Receivables Trust (DE)

      33.   White Oak Royalty Company (OK)

      34.   500 Grant Street GP LLC (DE)

      35. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      36.   MetLife Canada/MetVie Canada (Canada)

      37.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      38.   Euro CL Investments LLC (DE)

      39.   MEX DF Properties, LLC (DE)

      40. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      41.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      42.   Housing Fund Manager, LLC (DE)

      43. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

      44.   MTC Fund II, LLC (DE)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    MetLife Capital Trust IV (DE)

Y. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc. (Life Department)(Accident Department) The operations of the Accident Department have ceased as a result of the transfer of the worker's compensation business to an unrelated party.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    MetLife Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers International Investments Ltd. (Cayman Islands)

      17.   Euro TL Investments LLC (DE)

      18.   Corrigan TLP LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Z.    MetLife Reinsurance Company of South Carolina (SC)

AA.   MetLife Investment Advisors Company, LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

CC.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

DD.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account
     The New England Variable Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

          Name              Positions and Offices with Principal Underwriter
John J. Brett**          Chairman of the Board
Craig W. Markham *       Director and President
William J. Toppeta ***   Director
Gwenn L. Carr ***        Secretary and Clerk
John G. Martinez **      Vice President and Financial and Operations Principal

Principal Business Address:

* MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128

** MetLife - 485 E US Highway South, Iselin, NY 08830

*** MetLife- One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101

       (c)
       (1)                (2)                (3)              (4)           (5)
                                       Compensation on
                   Net Underwriting   Events Occasioning
Name of Principal    Discounts and    the Deduction of a   Brokerage       Other
   Underwriter        Commissions    Deferred Sales Load  Commissions  Compensation
New England
Securities            $35,683,129             --               --           --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY  10166

     (c)  New England Securities Corporation
          501 Boylston Street
          Boston, Massachusetts 02117

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of April, 2008.

                                      New England Variable Life Separate Account
                                                     (Registrant)

                                      By: New England Life Insurance Company
                                                     (Depositor)


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of April, 2008.

                                          New England Life Insurance Company


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 22, 2008.

                                        Chairman of the Board, President and
                                        Chief Executive Officer
                        *
--------------------------------------
Lisa M. Weber

                        *               Director
--------------------------------------
Michael K. Farrell

                        *               Director
--------------------------------------
Gene L. Lunman

                        *               Director
--------------------------------------
William J. Mullaney

                        * Executive Vice President and Chief -------------------------------------- Accounting Officer
Joseph J. Prochaska, Jr.

                        *               Director
--------------------------------------
Michael J. Vietri

                        *               Director
--------------------------------------
William J. Wheeler

                        * Vice President (Principal Financial -------------------------------------- Officer)
James J. Reilly


                                        By: /s/ John E. Connolly, Jr., Esq.
                                            ------------------------------------
                                            John E. Connolly, Jr., Esq.
                                            Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 20, 2007.

                                  EXHIBIT INDEX

(l)      Actuarial Opinion

(m)      Calculation Exhibit

(n)      Consent of Independent Registered Public Accounting Firm

(r)(ii)  Powers of Attorney